UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period: 4/30/11

Item 1.  Reports to Stockholders.

DUNHAM
& ASSOCIATES

WHEN PERFORMANCE COUNTS

April 30, 2011

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Monthly Distribution Fund

Dunham Loss Averse Growth Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

As the U.S. and global economic recovery progressed into the start of 2011, some unforeseen events pressured the markets, both foreign and domestic, impacting both fixed income and equities.  Through the end of 2010, a broad sell-off of high-grade bonds pushed Treasury yields higher and gave many bond investors hiding in investment-grade bonds a shock. As the new calendar year began, the “success” of protests in Tunisia sparked additional protests in Libya, Egypt, Bahrain, Yemen, and Syria. These protests unsettled global markets while energy prices, particularly oil prices, began to surge. This mixed and uncertain landscape prompted many investors to flee back into the recently abandoned high-quality bonds.

The global uncertainty was punctuated by tragic earthquakes and a tsunami in Japan which not only took numerous lives and impacted millions, but also caused a scare over the stability of a Japanese nuclear power plant. Although many may associate this landscape with predominantly negative equity returns, broad international indices were generally positive whether measured over the calendar year-to-date or over the past six months. However, there were short periods where the equity markets and bond markets experienced significant downturns, but both finished in positive territory.

As the past six months were characterized by high volatility, the Dunham Funds and their Sub-Advisers generally used the downturns as opportunities to capitalize on perceived security mispricing and to deploy some excess cash. We understand that as the level of fear and uncertainty rises, it is important to provide investors with solutions. That is why we provide a diverse line-up of funds that range from the standard equity and fixed income funds to funds that focus on positive returns across all market environments, like the Dunham Monthly Distribution Fund. We at Dunham believe that a diversified portfolio reduces overall volatility and that the various choices you have at Dunham can be combined to make a portfolio specific to each of your special needs and concerns about the markets, both long-term and short-term.

At Dunham we are constantly analyzing the various relationships with our Funds, and from time to time will make changes when we believe that our shareholders will benefit. At the end of 2010, we finalized the change in Fund custodian from Citibank, N.A. to US Bank, N.A. We believe that this move to US Bank will provide our Funds with a higher level of service that ultimately benefits each of our investors. We remain steadfast in our commitment to provide each of you with the level of service you deserve and an investment experience that fits your unique needs and goals.

Once again, thank you for your continued trust and confidence that you have placed in us. We take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

April 30, 2011

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (SCM Advisors LLC)

The difficult environment for bonds was persistent over the past two fiscal quarters, specifically for those with intermediate-term durations. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, declined over the fiscal year, but rebounded slightly in the final month to finish down 2.1 percent. These intermediate-term Treasuries outperformed long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, which fell 3.9 percent over the same six months.

Although long-term Treasuries generally outperformed intermediate-term Treasuries over the most recent three months, they have yet to recover from their downturn in the first fiscal quarter. Over the past three months, long-term and intermediate-term Treasuries increased 3.1 percent and 1.1 percent, respectively. Over the most recent fiscal quarter, broad U.S. bonds, as measured by the Barclays Aggregate Bond Index, rose 1.6 percent, leading intermediate-term Treasuries by approximately 44 basis points. This modest gain for broad U.S. bonds placed them back in positive territory after the decline in the previous fiscal quarter, ending the six-month period slightly above break-even.

Treasury yields fell mostly towards the end of the six-month period as investors sought shelter in bonds and equity markets struggled to extend the general rally from the previous fiscal quarter. Between the protests in Bahrain, earthquakes and tsunami in Japan, and debt restructuring in Greece, equity and bond markets both experienced some increased volatility throughout the past six months.  The Fund had limited exposure to the tragedy in Japan, but did see an impact through the debt of insurance carriers that would likely see a spike in claims. Specifically, holdings such as Aflac, Inc. (001055AF9) and Resona Bank LTD (76117JAB4) are expected to face an influx in customer claims.  The Fund does hold U.S. Treasury securities, but primarily uses those to manage the overall duration of the portfolio and focuses on the middle of the yield curve where it believes that the “roll-down” effect will be most rewarding. Also, the Sub-Adviser is concerned about purchasing Treasuries with longer maturities due to the increased sensitivity to interest rate changes.

The Sub-Adviser continued to increase exposure to high-yield bonds, reaching as high as 20 percent towards the latter months of the six-month period. From an interest rate perspective, high-yield bonds generally are not as sensitive to changes in rates as their investment-grade counterparts. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 6.0 percent over the past six months, outperforming both investment-grade bonds and Treasuries, in general. This large outperformance over investment-grade bonds in general contributed significantly to relative performance for the Fund.

With 2011 well on its way, the Sub-Adviser believes that bond investors will see a steepening of the yield curve, which does not generally bode well for investors holding long-term bonds. However, the Sub-Adviser believes that the Federal Reserve Board will not raise rates within the calendar year. The Sub-Adviser is keeping a close watch for Treasury yields rising after the conclusion of quantitative easing, which is anticipated to end in June. Furthermore, the Sub-Adviser believes that one-month implied Treasury volatility, as measured by the Merrill Lynch Option Volatility Index (MOVE), has also been artificially low due to the consistent purchasing of Treasuries by the Fed. MOVE was down 23.1 percent during the past six months, dropping to its lowest level since 2007.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	1.00%	6.58%	6.83%	6.42%	5.15%
Class C Class A with load of 4.50% Class A without load	0.63% (3.71)% 0.85%	5.81% 1.53% 6.29%	6.04% 4.91% 6.54%	5.63% N/A N/A	4.37% 4.60%* 5.72%*
Barclays Aggregate Bond Index	0.02%	5.36%	5.81%	6.33%	5.18%

*Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.37% for Class N, 2.12% for Class C and 1.62% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
CORPORATE NOTES & BONDS - 41.7%
AGRICULTURE - 0.1%
American Rock Salt Co. LLC/American Rock Capital Corp. - 144A	$ 70,000	8.2500%		5/1/2018	$ 70,875

AUTO PARTS & EQUIPMENT - 0.2%
Allison Transmission, Inc. - 144A	115,000	7.1250		5/15/2019	116,150
Visteon Corp. - 144A	80,000	6.7500		4/15/2019	79,200
					195,350
BANKS - 11.7%
Abbey National Treasury Services PLC	230,000	2.8750		4/25/2014	231,083
Abbey National Treasury Services PLC	305,000	4.0000		4/27/2016	307,507
Ally Financial, Inc.	310,000	0.0000		6/15/2015	241,413
Bank of America Corp.	320,000	5.6250		7/1/2020	335,706
Bank of America Corp.	360,000	5.7500		8/15/2016	384,847
Barclays Bank PLC	355,000	5.0000		9/22/2016	381,771
Barclays Bank PLC	180,000	5.2000		7/10/2014	196,061
Capital One Capital VI	235,000	8.8750		5/15/2040	249,981
Capital One Financial Corp.	85,000	6.1500		9/1/2016	94,337
Capital One Financial Corp.	150,000	7.3750		5/23/2014	174,399
Citigroup Inc.	686,000	5.0000		9/15/2014	725,562
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA - 144A	210,000	11.0000	+	Perpetual	274,864
Credit Suisse	215,000	6.0000		2/15/2018	233,193
Goldman Sachs Group, Inc.	105,000	3.7000		8/1/2015	107,584
Goldman Sachs Group, Inc.	240,000	6.0000		6/15/2020	259,877
HSBC Holdings PLC	255,000	5.1000		4/5/2021	262,574
JPMorgan Chase & Co.	215,000	3.7000		1/20/2015	223,323
JPMorgan Chase & Co.	255,000	5.1250		9/15/2014	275,992
JPMorgan Chase & Co.	170,000	7.9000	+	Perpetual	187,434
KeyCorp	255,000	5.1000		3/24/2021	261,145
Lloyds TSB Bank PLC	175,000	4.8750		1/21/2016	183,440
Lloyds TSB Bank PLC	275,000	6.3750		1/21/2021	293,420
Morgan Stanley	215,000	6.0000		4/28/2015	236,431
Morgan Stanley	330,000	6.6250		4/1/2018	367,617
Regions Financial Corp.	445,000	0.4785	+	6/26/2012	423,306
Regions Financial Corp.	245,000	4.8750		4/26/2013	249,900
Regions Financial Corp.	245,000	5.7500		6/15/2015	252,044
Resona Bank Ltd. - 144A	165,000	5.8500	+	Perpetual	164,509
Royal Bank of Scotland PLC	165,000	4.3750		3/16/2016	169,150
Royal Bank of Scotland PLC	360,000	5.6250		8/24/2020	368,525
Santander Issuances S.A Unipersonal - 144A	165,000	5.9110		6/20/2016	171,638
SunTrust Banks, Inc.	250,000	3.6000		4/15/2016	252,825
SunTrust Banks, Inc.	45,000	5.2500		11/5/2012	47,400
Wells Fargo & Co.	190,000	3.6760		6/15/2016	195,490
Wells Fargo & Co.	170,000	4.6000		4/1/2021	171,712
Wells Fargo Capital XIII	205,000	7.7000	+	Perpetual	213,302
					9,169,362
BEVERAGES - 0.5%
Beverages & More, Inc. - 144A	370,000	9.6250		10/1/2014	389,425

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
BUILDING MATERIALS - 0.1%
Building Materials Corp. of America - 144A	$ 70,000	6.7500%		5/1/2021	$ 71,138

CHEMICALS - 1.3%
Dow Chemical Co.	120,000	4.2500		11/15/2020	117,137
Dow Chemical Co.	275,000	5.9000		2/15/2015	307,981
Dow Chemical Co.	300,000	6.0000		10/1/2012	319,728
Huntsman International LLC	40,000	8.6250		3/15/2020	45,200
Solutia, Inc.	175,000	7.8750		3/15/2020	191,843
					981,889
COMMERCIAL SERVICES - 1.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	138,000	7.6250		5/15/2014	140,932
Cenveo Corp.	385,000	7.8750		12/1/2013	379,225
DynCorp International, Inc. - 144A	80,000	10.3750		7/1/2017	85,500
Lender Processing Services, Inc.	170,000	8.1250		7/1/2016	175,738
Valassis Communications, Inc. - 144A	330,000	6.6250		2/1/2021	325,875
					1,107,270
DIVERSIFIED FINANCIAL SERVICES - 4.5%
American Express Co.	320,000	7.2500		5/20/2014	366,762
Bear Stearns Cos. LLC	205,000	7.2500		2/1/2018	241,066
Credit Suisse AG/Guernsey	150,000	5.8600	+	Perpetual	147,000
E*Trade Financial Corp.	145,000	7.3750		9/15/2013	146,087
E*Trade Financial Corp.	110,000	7.8750		12/1/2015	113,713
Ford Motor Credit Co. LLC	200,000	5.0000		5/15/2018	200,000
General Electric Capital Corp.	420,000	2.8000		1/8/2013	430,907
General Electric Capital Corp.	360,000	4.3750		9/16/2020	355,543
General Electric Capital Corp.	175,000	5.3000		2/11/2021	181,492
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	160,000	8.0000		1/15/2018	165,400
International Lease Finance Corp. - 144A	35,000	8.6250		9/15/2015	38,588
International Lease Finance Corp. - 144A	165,000	8.7500		3/15/2017	186,037
Macquarie Bank Ltd. - 144A	180,000	6.6250		4/7/2021	186,649
Macquarie Group Ltd. - 144A	380,000	6.2500		1/14/2021	389,413
Nomura Holdings Inc.	355,000	4.1250		1/19/2016	357,055
Oppenheimer Holdings, Inc. - 144A	70,000	8.7500		4/15/2018	70,088
					3,575,800
ELECTRIC - 2.3%
Calpine Corp. - 144A	185,000	7.5000		2/15/2021	194,712
Calpine Corp. - 144A	65,000	7.8750		7/31/2020	69,631
CMS Energy Corp.	280,000	6.2500		2/1/2020	294,700
Dominion Resources, Inc.	85,000	8.8750		1/15/2019	109,454
Georgia Power Co.	155,000	6.0000		11/1/2013	172,478
MidAmerican Energy Co.	400,000	5.6500		7/15/2012	421,628
Nevada Power Co.	125,000	6.5000		5/15/2018	144,895
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. - 144A	70,000	11.5000		10/1/2020	72,275
Virginia Electric and Power Co.	265,000	5.4000		1/15/2016	296,980
					1,776,753

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
ENTERTAINMENT - 0.9%
AMC Entertainment, Inc. - 144A	$ 170,000	9.7500%		12/1/2020	$ 181,900
Peninsula Gaming LLC / Peninsula Gaming Corp.	190,000	10.7500		8/15/2017	210,187
United Artists Theatre Circuit, Inc. 1995-A Pass Through Trust *	4,991	9.3000		7/1/2015	4,819
WMG Holdings Corp.	320,000	9.5000		12/15/2014	327,200
					724,106
FOOD - 0.4%
Kraft Foods, Inc.	100,000	2.6250		5/8/2013	102,856
Kraft Foods, Inc.	170,000	6.1250		2/1/2018	192,739
					295,595
FOREST PRODUCTS & PAPER - 0.3%
Boise Paper Holdings LLC / Boise Co-Issuer Co.	200,000	8.0000		4/1/2020	216,750

HEALTHCARE-PRODUCTS - 0.3%
Boston Scientific Corp.	205,000	6.0000		1/15/2020	220,119

HEALTHCARE-SERVICES - 0.2%
Aviv Healthcare Properties LP - 144A	180,000	7.7500		2/15/2019	189,225

HOLDING COMPANIES-DIVERSIFIED - 0.2%
Hutchison Whampoa International Ltd. - 144A	120,000	5.7500		9/11/2019	129,530

HOUSEHOLD PRODUCTS/WARES - 0.6%
Fortune Brands, Inc.	270,000	3.0000		6/1/2012	274,722
Reynolds Group Issuer, Inc. - 144A	185,000	8.2500		2/15/2021	187,775
					462,497
INSURANCE - 3.5%
Aflac, Inc.	345,000	6.4500		8/15/2040	354,867
Chubb Corp.	85,000	6.3750	+	3/29/2067	91,375
CNA Financial Corp.	420,000	5.8750		8/15/2020	444,810
Genworth, Financial, Inc.	85,000	7.6250		9/24/2021	87,127
ING Capital Funding Trust III	390,000	3.9070	+	Perpetual	378,209
MetLife, Inc.	170,000	2.3750		2/6/2014	172,470
MetLife, Inc.	80,000	6.7500		6/1/2016	93,632
Metropolitan Life Global Funding I - 144A	280,000	2.8750		9/17/2012	286,143
Prudential Financial, Inc.	235,000	3.6250		9/17/2012	242,548
Prudential Financial, Inc.	145,000	6.2000		1/15/2015	160,783
Prudential Financial, Inc.	145,000	7.3750		6/15/2019	172,795
Prudential Financial, Inc.	235,000	8.8750	+	6/15/2038	290,225
					2,774,984
INVESTMENT COMPANIES - 0.1%
Spencer Spirit Holdings, Inc. - 144A	80,000	11.0000		5/1/2017	80,000

LODGING - 0.1%
Ameristar Casinos, Inc. - 144A	80,000	7.5000		4/15/2021	81,600

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
MEDIA - 1.1%
Cengage Learning Acquisitions, Inc. - 144A	$ 200,000	13.2500%		7/15/2015	$ 210,250
Cequel Communications Holdings I LLC and Cequel Capital Corp. - 144A	145,000	8.6250		11/15/2017	153,519
Discovery Communications LLC	165,000	3.7000		6/1/2015	172,017
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH - 144A	220,000	8.1250		12/1/2017	233,750
Univision Communications, Inc. - 144A	80,000	7.8750		11/1/2020	84,400
					853,936
MEDICAL - 0.4%
Express Scripts, Inc.	225,000	5.2500		6/15/2012	235,667
Express Scripts, Inc.	65,000	7.2500		6/15/2019	78,158
					313,825
MINING - 0.1%
Corp Nacional del Cobre de Chile - 144A	100,000	3.7500		11/4/2020	94,302

MULTIMEDIA - 1.1%
DISH DBS Corp.	110,000	7.1250		2/1/2016	117,425
NBCUniversal Media LLC - 144A	235,000	2.1000		4/1/2014	236,384
NBCUniversal Media LLC - 144A	235,000	4.3750		4/1/2021	230,439
Time Warner Cable, Inc.	275,000	5.0000		2/1/2020	284,218
					868,466
OFFICE/BUSINESS EQUIPMENT - 0.3%
Xerox Corp.	205,000	4.2500		2/15/2015	217,300

OIL - 0.2%
Chesapeake Energy Corp.	115,000	7.2500		12/15/2018	128,944

OIL & GAS - 0.8%
Clayton Williams Energy, Inc. -144A	265,000	7.7500		4/1/2019	265,994
Linn Energy LLC/Linn Energy Finance Corp. - 144A	90,000	7.7500		2/1/2021	96,075
Petrobras International Finance Co. - Pifco	295,000	5.3750		1/27/2021	298,381
					660,450
PACKAGING & CONTAINERS - 0.2%
AEP Industries, Inc. - 144A	70,000	8.2500		4/15/2019	71,313
Ball Corp.	115,000	6.7500		9/15/2020	120,750
					192,063
PIPELINES - 1.1%
Atmos Energy Corp.	305,000	6.3500		6/15/2017	344,415
El Paso Pipeline Partners Operating Co. LLC	200,000	4.1000		11/15/2015	205,500
Kinder Morgan Energy Partners LP	115,000	5.8500		9/15/2012	122,067
Kinder Morgan Energy Partners LP	120,000	9.0000		2/1/2019	153,955
					825,937
REITS - 2.0%
CNL Income Properties, Inc. - 144A	260,000	7.2500		4/15/2019	254,800
Developers Diversified Realty Corp.	210,000	7.8750		9/1/2020	243,075
Digital Realty Trust LP	390,000	5.2500		3/15/2021	388,838
Duke Realty LP	365,000	5.9500		2/15/2017	398,434
FelCor Escrow Holdings LLC - 144A	295,000	6.7500		6/1/2019	293,894
					1,579,041

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
RETAIL - 1.8%
Bon-Ton Department Stores, Inc.	$ 160,000	10.2500%		3/15/2014	$ 164,400
Brown Shoe Co., Inc. - 144A	395,000	7.1250		5/15/2019	392,037
CVS Pass-Through Trust - 144A	112,431	7.5070		1/10/2032	132,007
DineEquity, Inc. - 144A	65,000	9.5000		10/30/2018	70,769
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.	77,000	8.6250		6/15/2020	84,122
Landry's Holdings, Inc. - 144A	260,000	11.5000		6/1/2014	258,700
Nebraska Book Co., Inc.	105,000	8.6250		3/15/2012	81,244
Nebraska Book Co., Inc.	150,000	10.0000		12/1/2011	149,625
Rite Aid Corp.	55,000	6.8750		8/15/2013	53,694
					1,386,598
SEMICONDUCTORS - 0.4%
Freescale Semiconductor, Inc.	310,000	8.8750		12/15/2014	322,400

SOFTWARE - 0.1%
Intuit, Inc.	105,000	5.7500		3/15/2017	116,912

TELECOMMUNICATIONS - 2.9%
AT&T, Inc.	155,000	4.4500		5/15/2021	155,856
Cincinnati Bell, Inc.	160,000	8.3750		10/15/2020	159,000
Clearwire Communications LLC/Clearwire Finance, Inc. - 144A	300,000	12.0000		12/1/2017	325,500
GCI, Inc.	190,000	8.6250		11/15/2019	210,425
NII Capital Corp.	275,000	7.6250		4/1/2021	288,406
Qwest Corp.	200,000	7.8750		9/1/2011	204,482
Telcordia Technologies, Inc. - 144A	290,000	11.0000		5/1/2018	324,800
Telefonica Emisiones SAU	235,000	5.9840		6/20/2011	236,614
Virgin Media Finance PLC	190,000	8.3750		10/15/2019	214,700
Windstream Corp.	80,000	7.0000		3/15/2019	81,900
Windstream Corp.	75,000	8.1250		9/1/2018	80,719
					2,282,402
TOBACCO - 0.5%
Altria Group, Inc.	200,000	9.2500		8/6/2019	263,608
Philip Morris International, Inc.	130,000	6.8750		3/17/2014	149,938
					413,546

TOTAL CORPORATE NOTES & BONDS ( Cost - $30,890,323)					32,768,390

MORTGAGE BACKED SECURITIES - 8.6%
Banc of America Commercial Mortgage Inc. 2006-2 A3	990,000	5.9014	+	5/10/2045	1,041,500
Bear Stearns Commercial Mortgage Securities 2005-PWR9 A4B	520,000	4.9430		9/11/2042	540,170
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AJ	430,000	5.3959	+	7/15/2044	428,473
Commercial Mortgage Pass Through Certificates 2007-C9 A4	340,000	6.0084	+	12/10/2049	376,788
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	280,000	5.3110		12/15/2039	301,165
Credit Suisse Mortgage Capital Certificates 2006-C1 A4	590,000	5.6090	+	2/15/2039	649,189
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	35,000	5.7110	+	2/15/2039	36,690
JP Morgan Chase Commercial Mortgage Securities Corp. 2007 CB19 AM	430,000	5.9318	+	2/12/2049	442,737
LB-UBS Commercial Mortgage Trust 2007-C7 AAB	220,000	5.7130		9/15/2045	234,443
Morgan Stanley Capital I 2005-IQ10 A4B	455,000	5.2840	+	9/15/2042	487,550

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
MORTGAGE BACKED SECURITIES - 8.6% (continued)
Morgan Stanley Capital I 2007-T27 A4	$ 425,000	5.7946	%+	6/11/2042	$ 472,268
Morgan Stanley Capital I 2007-T27 J4	430,000	5.7946	+	6/11/2042	425,707
Morgan Stanley Capital I 2006-IQ11 A4	790,000	5.8976	+	10/15/2042	872,239
Wachovia Bank Commercial Mortgage Trust 2006-C23 A5	10,000	5.4160	+	1/15/2045	10,909
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	430,000	5.6030	+	10/15/2048	439,275
TOTAL MORTGAGE BACKED SECURITIES ( Cost - $6,525,870)					6,759,103

U.S. GOVERNMENT & AGENCIES - 44.3%
U.S. GOVERNMENT AGENCY - 24.8%
Federal Home Loan Mortgage REMICS 2777-JA	61,459	4.5000		11/15/2017	63,310
Federal Home Loan Mortgage REMICS 2904-CH	222,477	4.5000		4/15/2019	232,088
Federal National Mortgage Association	485,000	0.0000		10/9/2019	334,078
Federal National Mortgage Association 1999-M2 B	522,348	6.5084	+	3/25/2029	589,913
Federal National Mortgage Association REMICS 2003-42 HC	82,844	4.5000		12/25/2017	86,397
FGLMC Pool A46224	508,585	5.0000		7/1/2035	540,742
FGLMC Pool G01499	71,877	7.0000		1/1/2033	81,540
FGLMC Pool G01980	925,746	5.0000		12/1/2035	984,067
FGLMC Pool G05888	289,704	5.5000		10/1/2039	311,519
FGLMC Pool G06380	1,615,000	6.5000		2/1/2035	1,823,900
FNCL Pool 310041	482,344	6.5000		5/1/2037	545,946
FNCL Pool 703391	816,454	5.0000		5/1/2033	873,475
FNCL Pool 735061	93,375	6.0000		11/1/2034	102,550
FNCL Pool 735291	104,995	4.5000		3/1/2020	111,453
FNCL Pool 745394	409,078	4.5000		11/1/2020	434,240
FNCL Pool 747890	279,918	4.5000		12/1/2018	297,648
FNCL Pool 792454	99,283	4.5000		11/1/2019	105,389
FNCL Pool 880117	145,597	5.5000		4/1/2036	157,824
FNCL Pool 889883	1,763,202	6.5000		3/1/2038	1,987,993
FNCL Pool 909141	61,429	6.0000		1/1/2038	68,239
FNCL Pool 909153	56,299	6.0000		2/1/2038	62,446
FNCL Pool 909175	149,018	5.5000		4/1/2038	162,166
FNCL Pool 909220	241,787	6.0000		8/1/2038	267,629
FNCL Pool 909223	158,389	6.0000		8/1/2038	175,326
FNCL Pool 929191	424,182	6.0000		3/1/2038	470,702
FNCL Pool 931983	1,372,960	5.5000		9/1/2039	1,479,502
FNCL Pool 938574	1,207,664	5.5000		9/1/2036	1,304,410
FNCL Pool 962752	112,772	5.0000		4/1/2038	119,604
FNCL Pool 975649	2,093,483	6.0000		7/1/2038	2,297,493
FNCL Pool 990101	315,209	5.5000		8/1/2038	339,587
FNCL Pool AA0893	437,028	5.0000		12/1/2038	462,201
FNCL Pool AA0894	213,437	5.0000		12/1/2038	225,635
FNCL Pool AD0727	1,563,121	6.0000		8/1/2039	1,709,914
FNCL Pool AE2496	634,235	4.5000		9/1/2040	656,642
					19,465,568

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2011

Security	Principal Amount	Interest Rate		Maturity Date	Market Value
U.S. TREASURY OBLIGATIONS - 19.5%
United States Treasury Bond	$ 3,795,000	3.5000%		2/15/2039	$ 3,243,836
United States Treasury Note	2,035,000	2.6250		6/30/2014	2,131,424
United States Treasury Note	2,160,000	1.1250		12/15/2012	2,183,287
United States Treasury Note	6,205,000	2.6250		8/15/2020	5,904,203
United States Treasury Note	1,860,000	2.8750		3/31/2018	1,887,246
					15,349,996

TOTAL U.S. GOVERNMENT & AGENCIES ( Cost - $33,940,702)					34,815,564

BANK LOANS - 1.8%
Nuveen Investments, Inc.	500,000	5.80	+	5/13/2017	502,345
Roundy's Supermarkets	500,000	10.00	+	4/16/2016	507,815
Vertrue, Inc.	431,669	5.31	+	8/18/2014	388,235
TOTAL BANK LOANS ( Cost - $1,409,825)					1,398,395

PREFERRED STOCK - 0.8%	Shares	Dividend Rate
BANKS - 0.6%
GMAC Capital Trust I	17,600	8.1250	+	2/15/2040	456,896

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Citigroup Capital XIII	7,200	7.8750	+	10/30/2040	199,872

TOTAL PREFERRED STOCK ( Cost - $620,000)					656,768

SHORT-TERM INVESTMENTS - 2.1%
MONEY MARKET FUND - 2.1%
Fidelity Institutional Money Market Funds - Government Portfolio	1,647,593				1,647,593
TOTAL SHORT-TERM INVESTMENTS ( Cost - $1,647,593)

TOTAL INVESTMENTS - 99.3% ( Cost - $75,034,313)					$ 78,045,813
OTHER ASSETS LESS LIABILITIES - 0.7%					550,845
NET ASSETS - 100.0%					$ 78,596,658

+ Variable rate security. Interest rate is as of April 30, 2011.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.
(a) 144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition () - Unaudited
Government Bond	19.67%	Short-Term Investments			2.11%
Corporate Bond	41.99%	Bank Loans			1.79%
Mortgage-Backed Securities	33.60%	Preferred Stock			0.84%
		Total			100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased their gain over broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, and broad Treasuries, as measured by the BofA ML Treasury Master Index, throughout the past six months. High-yield bonds increased approximately 6.0 percent over the period, while broad investment-grade bonds returned 0.0 percent and broad Treasuries decreased 1.3 percent.

Within the high-yield bond market, securities rated BB underperformed both bonds rated single-B and bonds rated CCC and lower. During the past six months, B-rated bonds increased 6.3 percent, while BB-rated increased 4.5 percent. Bonds rated CCC and lower generally outperformed higher-rated bonds, increasing 10.1 percent over the fiscal quarter. The Sub-Adviser has maintained its focus on the B-rated bonds, and within that space has also focused on maturities less than seven years in order to have an average duration shorter than the benchmark index. Although this positioning only slightly added to relative performance, the Sub-Adviser believes that the risk-reward profile is much more attractive in the single-B space. In general, BB-rated bonds are more sensitive to interest rate changes than B-rated bonds and the Sub-Adviser expects the outperformance of bonds rated CCC and lower to begin to close versus B-rated bonds.

Refinancing in the high-yield bond market has been increasing, which generally helps to keep default rates low. There has also been an increase in issuance amongst the lowest quality high-yield bond issuers, but issuance in these areas are still lower than the levels seen in 2004 and 2007. The Sub-Adviser has avoided some of the lower-quality names that have come to the market, such as Directbuy Holdings Inc. (25456NAA3). The Sub-Adviser believes that the company is over-levered and is not comfortable with its business model. Approximately one month after issuance, the Directbuy bonds dropped 36.7 percent. Rather than focus on the new low-quality issuance, the Sub-Adviser continues to seek out companies that it believes are well-managed and may have the potential to be acquired. For example, the Fund held Terremark Worldwide Inc. (881448AH7), which was acquired by Verizon Communications, Inc. (VZ) at the end of the six-month period.

The Sub-Adviser has also added to some of the holdings that declined over the previous six months, such as vodka producer CEDC Financial Corporation International, Inc. (15080BAA4). The Sub-Adviser believes that the 13.5 percent decline early in the most recent quarter was not warranted and added to the holding, which subsequently rose 7.4 percent through the end of the six-month period. By adding back near the low, the Sub-Adviser managed to recoup a large amount of the loss sustained by the Fund. One of the holdings that the Sub-Adviser believes has reached the high-end of its valuation is Synovus Financial Corporation (87161CAE5), which increased only 2.8 percent over the past six months. It continues to favor the holding in the portfolio due to the company management working to take leverage off of the balance sheet.

The Sub-Adviser continues to show some optimism towards the state of the U.S. economy, but it continues to caution that investors may sell their “risky” assets at the first glimpse of the economy faltering. The Sub-Adviser believes that this may ultimately impact high-yield bonds. The Sub-Adviser also remains concerned about the negative effects of increasing interest rates and plans to maintain its focus on medium-term and shorter maturities and durations. Furthermore, the Sub-Adviser is leery of companies entering into leveraged buyouts, since this activity increases debt on the balance sheet and is generally a negative for bond investors.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (7/1/05)
Class N	6.05%	12.84%	8.64%	6.55%	6.23%
Class C Class A with load of 4.50% Class A without load	5.73% 1.16% 5.88%	11.96% 7.51% 12.53%	7.86% 6.70% 8.34%	5.74% N/A N/A	5.44% 4.57%* 5.68%*
ML High-Yield Bond Cash Pay Index	5.99%	13.39%	11.50%	9.08%	8.66%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.23% for Class N, 1.98% for Class C and 1.48% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
BONDS & NOTES - 90.9%
AGRICULTURE - 0.4%
Alliance One International, Inc.	$ 260,000	10.000%	7/15/2016	$ 266,175

AIRLINES - 2.0%
Air Canada - 144A	235,000	9.250	8/1/2015	242,050
American Airlines, Inc. - 144A	445,000	7.500	3/15/2016	434,987
Delta Air Lines, Inc. - 144A	520,000	12.250	3/15/2015	583,700
United Air Lines, Inc. - 144A	158,000	9.875	8/1/2013	167,085
				1,427,822
APPAREL - 0.3%
Perry Ellis International, Inc.	235,000	7.875	4/1/2019	244,106

AUTO PARTS & EQUIPMENT - 3.0%
Accuride Corp.	285,000	9.500	8/1/2018	315,994
Affinia Group, Inc.	545,000	9.000	11/30/2014	563,394
Exide Technologies - 144A	520,000	8.625	2/1/2018	556,400
Pittsburgh Glass Works LLC - 144A	430,000	8.500	4/15/2016	442,900
Titan International, Inc. - 144A	280,000	7.875	10/1/2017	298,200
				2,176,888
BANKS - 5.0%
CIT Group, Inc.	705,000	7.000	5/1/2016	712,050
Synovus Financial Corp.	940,000	4.875	2/15/2013	916,500
Synovus Financial Corp.	1,370,000	5.125	6/15/2017	1,272,388
Wachovia Capital Trust III	780,000	5.570	Perpetual	723,489
				3,624,427
BEVERAGES - 1.6%
CEDC Finance Corp. International, Inc. - 144A	1,170,000	9.125	12/1/2016	1,137,825

CHEMICALS - 0.3%
Huntsman International LLC	91,000	7.375	1/1/2015	93,275
Huntsman International LLC - 144A	130,000	8.625	3/15/2021	144,950
				238,225
COAL - 0.7%
Cloud Peak Energy Resources LLC	75,000	8.250	12/15/2017	82,125
Cloud Peak Energy Resources LLC	155,000	8.500	12/15/2019	173,212
Consol Energy, Inc.	215,000	8.000	4/1/2017	237,038
				492,375
COMMERCIAL SERVICES - 4.7%
ACE Cash Express, Inc. - 144A	270,000	11.000	2/1/2019	277,087
Avis Budget Car Rental LLC	710,000	7.750	5/15/2016	735,737
Avis Budget Car Rental LLC	170,000	8.250	1/15/2019	181,475
Cardtronics, Inc.	500,000	8.250	9/1/2018	544,375
National Money Mart Co.	365,000	10.375	12/15/2016	407,888
RSC Equipment Rental, Inc.	203,000	9.500	12/1/2014	212,896
Trans Union LLC	410,000	11.375	6/15/2018	473,038
United Rentals North America, Inc.	470,000	10.875	6/15/2016	545,788
				3,378,284
COMPUTERS - 0.9%
Seagate HDD Cayman - 144A	265,000	7.750	12/15/2018	282,225
Stream Global Services, Inc.	330,000	11.250	10/1/2014	357,225
				639,450

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
COSMETICS/PERSONAL CARE - 0.7%
Revlon Consumer Products Corp.	$ 485,000	9.750%	11/15/2015	$ 528,650

DISTRIBUTION/WHOLESALE - 0.7%
WESCO Distribution Inc.	470,000	7.500	10/15/2017	482,925

DIVERSIFIED FINANCIAL SERVICES - 3.5%
E*Trade Financial Corp.	1,070,000	7.375	9/15/2013	1,078,025
E*Trade Financial Corp.	820,000	7.875	12/1/2015	847,675
International Lease Finance Corp.	235,000	5.625	9/20/2013	242,050
International Lease Finance Corp.	345,000	6.375	3/25/2013	359,231
				2,526,981
ELECTRIC - 2.2%
Calpine Construction Finance Co. - 144A	255,000	8.000	6/1/2016	278,269
Calpine Corp. - 144A	275,000	7.250	10/15/2017	287,031
Mirant Mid Atlantic Pass Through Trust C	501,761	10.060	12/30/2028	561,973
NRG Energy, Inc.	450,000	7.375	2/1/2016	467,438
				1,594,711
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Belden, Inc.	265,000	7.000	3/15/2017	273,612

ENERGY-ALTERNATE SOURCES - 0.6%
Headwaters, Inc. - 144A	440,000	7.625	4/1/2019	444,950

ENTERTAINMENT - 3.2%
GWR Operating Partnership LLP	365,000	10.875	4/1/2017	394,200
Isle of Capri Casinos, Inc. - 144A	285,000	7.750	3/15/2019	289,987
Palace Entertainment Holdings LLC - 144A	385,000	8.875	4/15/2017	393,662
Pinnacle Entertainment, Inc.	400,000	7.500	6/15/2015	409,500
Pinnacle Entertainment, Inc.	235,000	8.625	8/1/2017	259,675
Universal City Development Partners Ltd.	510,000	8.875	11/15/2015	563,550
				2,310,574
FOOD - 0.7%
Smithfield Foods, Inc.	450,000	7.750	7/1/2017	484,875

FOREST PRODUCTS & PAPER - 2.4%
Boise Paper Holdings LLC	610,000	9.000	11/1/2017	680,150
Exopack Holding Corp.	600,000	11.250	2/1/2014	619,500
Mercer International, Inc.	380,000	9.500	12/1/2017	419,425
				1,719,075
GAS - 1.0%
Sabine Pass LNG LP	280,000	7.250	11/30/2013	290,500
Sabine Pass LNG LP	415,000	7.500	11/30/2016	431,081
				721,581
HEALTHCARE-PRODUCTS - 1.9%
Alere, Inc.	520,000	8.625	10/1/2018	559,000
DJO Finance LLC	505,000	10.875	11/15/2014	552,344
Universal Hospital Services, Inc.	235,000	8.500	6/1/2015	245,869
				1,357,213

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 2.0%
Aurora Diagnostics Holdings - 144A	$ 260,000	10.750%	1/15/2018	$ 272,675
Gentiva Health Services, Inc.	330,000	11.500	9/1/2018	374,550
Health Net, Inc.	235,000	6.375	6/1/2017	242,637
Res-Care, Inc. - 144A	195,000	10.750	1/15/2019	212,063
Select Medical Corp.	320,000	7.625	2/1/2015	328,000
				1,429,925
HOUSEHOLD PRODUCTS- 1.4%
Prestige Brands, Inc.	225,000	8.250	4/1/2018	241,312
Reynolds Group Issuer, Inc. - 144A	445,000	9.000	4/15/2019	467,250
Yankee Candle Co.	305,000	8.500	2/15/2015	317,963
				1,026,525
HOUSEWARES - 0.5%
Libbey Glass, Inc.	305,000	10.000	2/15/2015	334,737

INSURANCE - 2.1%
American International Group, Inc.	200,000	6.250	3/15/2037	190,500
American International Group, Inc.	340,000	8.175	5/15/2058	383,350
HUB International Holdings, Inc. - 144A	895,000	9.000	12/15/2014	936,394
				1,510,244
INTERNET - 1.0%
Equinix, Inc.	335,000	8.125	3/1/2018	362,219
Terremark Worldwide, Inc.	285,000	12.000	6/15/2017	351,263
				713,482
INVESTMENT COMPANIES - 0.5%
Offshore Group Investments Ltd.	320,000	11.500	8/1/2015	357,600

IRON/STEEL - 0.3%
United States Steel Corp.	205,000	7.000	2/1/2018	213,969

LEISURE TIME - 1.0%
NCL Corp. Ltd.	630,000	11.750	11/15/2016	741,825

LODGING - 2.8%
Ameristar Casinos, Inc. - 144A	275,000	7.500	4/15/2021	280,500
Boyd Gaming Corp. - 144A	660,000	9.125	12/1/2018	681,450
Gaylord Entertainment Co.	355,000	6.750	11/15/2014	362,544
MGM Resorts International	250,000	10.375	5/15/2014	288,125
MGM Resorts International	80,000	13.000	11/15/2013	96,300
Wynn Las Vegas LLC	250,000	7.875	5/1/2020	274,063
				1,982,982
MACHINERY - DIVERSIFIED - 2.1%
Chart Industries, Inc.	450,000	9.125	10/15/2015	470,250
Dematic SA - 144A	505,000	8.750	5/1/2016	505,000
Manitowoc Co.	355,000	8.500	11/1/2020	388,725
Manitowoc Co.	130,000	9.500	2/15/2018	145,762
				1,509,737

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
MEDIA - 6.1%
Citadel Broadcasting Corp. - 144A	$ 535,000	7.750%	12/15/2018	$ 579,806
Clear Channel Worldwide Holdings, Inc.	330,000	9.250	12/15/2017	366,300
Cumulus Media, Inc. - 144A	40,000	7.750	5/1/2019	40,000
Entravision Communications Corp.	430,000	8.750	8/1/2017	463,325
LIN Television Corp.	275,000	8.375	4/15/2018	300,781
Nexstar Broadcasting, Inc.	250,000	8.875	4/15/2017	274,375
Salem Communications Corp.	424,000	9.625	12/15/2016	457,920
Sinclair Television Group, Inc.	390,000	8.375	10/15/2018	417,300
Sirius XM Radio, Inc. - 144A	375,000	8.750	4/1/2015	418,594
XM Satellite Radio, Inc. - 144A	295,000	7.625	11/1/2018	312,700
XM Satellite Radio, Inc. - 144A	615,000	13.000	8/1/2013	733,388
				4,364,489
METAL FABRICATE/HARDWARE - 0.7%
Atkore International, Inc. - 144A	475,000	9.875	1/1/2018	515,375

MISCELLANEOUS MANUFACTURING - 0.4%
Polypore International, Inc. - 144A	270,000	7.500	11/15/2017	287,381

OFFICE FURNISHINGS - 0.3%
Interface, Inc.	230,000	7.625	12/1/2018	249,550

OFFICE/BUSINESS EQUIPMENT - 0.4%
CDW LLC	275,000	8.000	12/15/2018	291,844

OIL & GAS - 7.2%
Berry Petroleum Co.	500,000	8.250	11/1/2016	529,375
Bill Barrett Corp.	475,000	9.875	7/15/2016	538,531
Chaparral Energy, Inc.	530,000	8.875	2/1/2017	559,812
Chaparral Energy, Inc. - 144A	205,000	9.875	10/1/2020	231,137
Comstock Resources, Inc.	305,000	7.750	4/1/2019	313,387
Comstock Resources, Inc.	280,000	8.375	10/15/2017	294,700
Linn Energy LLC - 144A	245,000	7.750	2/1/2021	261,538
Linn Energy LLC	195,000	8.625	4/15/2020	215,475
Plains Exploration & Production Co.	310,000	10.000	3/1/2016	350,300
Quicksilver Resources, Inc.	160,000	11.750	1/1/2016	187,400
SandRidge Energy, Inc. - 144A	205,000	7.500	3/15/2021	215,506
SandRidge Energy, Inc. - 144A	545,000	9.875	5/15/2016	605,631
Swift Energy Co.	350,000	7.125	6/1/2017	360,500
Swift Energy Co.	175,000	8.875	1/15/2020	191,406
Western Refining, Inc. - 144A	315,000	11.250	6/15/2017	356,738
				5,211,436
OIL & GAS SERVICES - 2.8%
Basic Energy Services, Inc.	510,000	7.125	4/15/2016	520,200
Complete Production Services, Inc.	470,000	8.000	12/15/2016	496,438
Helix Energy Solutions Group, Inc. - 144A	640,000	9.500	1/15/2016	679,200
Trinidad Drilling Ltd. - 144A	290,000	7.875	1/15/2019	306,313
				2,002,151
PACKAGING & CONTAINERS - 1.0%
Packaging Dynamics Corp. - 144A	350,000	8.750	2/1/2016	360,063
Pactiv Corp.	400,000	8.375	4/15/2027	359,500
				719,563

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
PHARMACEUTICALS - 1.6%
BioScrip, Inc.	$ 570,000	10.250%	10/1/2015	$ 570,712
Patheon, Inc. - 144A	545,000	8.625	4/15/2017	567,481
				1,138,193
PIPELINES - 0.3%
MarkWest Energy Partners LP	170,000	8.750	4/15/2018	188,275

REITS - 2.5%
CNL Income Properties, Inc. - 144A	185,000	7.250	4/15/2019	181,300
Felcor Escrow Holdings LLC - 144A	270,000	6.750	6/1/2019	268,987
Felcor Lodging LP	745,000	10.000	10/1/2014	858,612
Sabra Health Care LP	455,000	8.125	11/1/2018	479,456
				1,788,355
RETAIL - 1.3%
HSN, Inc.	445,000	11.250	8/1/2016	504,519
Toys R Us Property Co.	160,000	8.500	12/1/2017	172,800
Wendy's/Arby's Restaurants LLC	245,000	10.000	7/15/2016	271,644
				948,963
SAVINGS & LOANS - 0.8%
Amsouth Bank/Birmingham AL	540,000	4.850	4/1/2013	549,450

SEMICONDUCTORS - 0.5%
MagnaChip Semiconductor SA	300,000	10.500	4/15/2018	339,750

SOFTWARE - 0.8%
MedAssets, Inc. - 144A	555,000	8.000	11/15/2018	562,631

TELECOMMUNICATIONS - 11.9%
Alcatel-Lucent USA, Inc.	885,000	6.450	3/15/2029	792,075
Alcatel-Lucent USA, Inc.	525,000	6.500	1/15/2028	475,125
Cincinnati Bell, Inc.	550,000	8.250	10/15/2017	558,937
Cincinnati Bell, Inc.	950,000	8.750	3/15/2018	910,812
CommScope, Inc. - 144A	355,000	8.250	1/15/2019	371,863
Cricket Communications, Inc.	535,000	7.750	10/15/2020	543,694
Frontier Communications Corp.	260,000	6.625	3/15/2015	271,375
Global Crossing Ltd.	315,000	12.000	9/15/2015	368,550
Global Crossing UK Finance PLC	350,000	10.750	12/15/2014	367,500
Integra Telecom Holdings, Inc. - 144A	345,000	10.750	4/15/2016	374,325
ITC Deltacom, Inc.	690,000	10.500	4/1/2016	769,350
NII Capital Corp.	730,000	8.875	12/15/2019	810,300
PAETEC Holding Corp.	630,000	8.875	6/30/2017	685,912
Sprint Nextel Corp.	940,000	6.000	12/1/2016	912,926
TW telecom holdings, Inc	345,000	8.000	3/1/2018	373,894
				8,586,638
TRANSPORTATION - 1.9%
Commercial Barge Line Co.	430,000	12.500	7/15/2017	502,025
Florida East Coast Railway Corp. - 144A	295,000	8.125	2/1/2017	310,488
Kansas City Southern de Mexico SA de CV	240,000	8.000	2/1/2018	267,000
Ship Finance International Ltd.	270,000	8.500	12/15/2013	274,388
				1,353,901
SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
TRUCKING & LEASING - 0.5%
Aircastle Ltd.	$ 330,000	9.750	8/1/2018	$ 373,725

TOTAL BONDS & NOTES				65,363,420
( Cost - $60,094,847)

PREFERRED STOCK - 4.2%
BANKS - 4.2%	Shares	Dividend Rate
Bank of America Corp.	310	7.250		323,330
Wells Fargo & Co.	715	7.500		771,828
Zions Bancorporation	70,375	9.500		1,892,384
				2,987,542

TOTAL PREFERRED STOCK				2,987,542
( Cost - $2,303,321)

SHORT-TERM INVESTMENTS - 4.5%
MONEY MARKET FUND - 4.5%
First American Government Obligations Fund, 0.0%	3,210,511			3,210,511
TOTAL SHORT-TERM INVESTMENTS
( Cost - $3,210,511)

TOTAL INVESTMENTS - 99.5%
( Cost - $65,608,679)				$ 71,561,473
OTHER ASSETS LESS LIABILITIES - 0.5%				370,305
NET ASSETS - 100.0%				$ 71,931,778

+ Variable rate security. Interest rate is as of April 30, 2011.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REIT - Real Estate Investment Trust

Portfolio Composition () - Unaudited
B3	33.97%	NR		4.48%
B2	25.82%	Baa3		2.09%
B1	14.95%	Ba1		1.42%
Ba3	5.68%	Baa2		0.80%
Ba2	4.91%	Caa2		0.51%
Caa1	4.88%	A3		0.49%
		Total		100.00%
() Based on total market value of investments as of April 30, 2011
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, Inc.)

The IQ Hedge Market Neutral Beta Index added 1.9 percent over the six-month period ending April 30, 2011, as market neutral investment strategies continued their positive performance from the prior fiscal year. While only marginally higher in the first fiscal quarter, the asset class was able to add 1.4 percent in the second fiscal quarter. Broader equity markets, as measured by the S&P 500 Index, did post double-digit gains over this same period, but with high levels of volatility due to major global events including the broad social unrest in the Middle East and the natural disasters that struck Japan. The Sub-Adviser remains optimistic that the remainder of 2011 will see deal activity continue to pick up, as just the first three months of the year witnessed a jump of more than 115 percent in merger and acquisition trading.

The Sub-Adviser continues to utilize several specialized investment strategies in order to meet the Fund’s absolute return objective and distribution target of the Prime Rate. In the past six months, the Fund’s approximately 12 to 20 percent allocation to preferred stocks came primarily from the financial services sector, including large cap firms like Goldman Sachs Group, Inc. (38144X500), JPMorgan Chase & Co. (48124G104) and Bank of America, Inc. (222388209). Though one of the Fund’s few negative positions in the first fiscal quarter, the Goldman Sachs preferred stock was one of the Fund’s top preferred stock positions over the second fiscal quarter, rising from $23.98 to $24.98.

The largest portion of the overall portfolio, approximately 55 to 60 percent over the first half of the fiscal year, was devoted to merger arbitrage strategies. In a typical merger-arbitrage investment for the Fund, the Sub-Adviser may purchase the shares of the firm being acquired, while shorting the stock of the acquiring firm, thus locking in the “spread” between the two upon the mergers successful completion.

The Fund’s merger-arbitrage positions may span a wide array of sectors, and deals have included: Midwestern bank Marshall & Ilsley Corp. (MI), in the process of being acquired by Bank of Montreal (BMO), a major Canadian bank expanding its U.S. presence; packaging manufacturer Smurfit-Stone Container Corp. (SSCC), a $3.5 billion cash and stock takeover target of smaller package-making rival Rock-Tenn Co. (RKT); Buffalo-based First Niagara Financial Group, Inc.’s completed $1.5 billion takeover of NewAlliance Bancshares, Inc. (NAL) in order to expand the bank’s footprint in New England; and Kindred Healthcare, Inc.’s (KND) $1.3 billion stock and cash offer for RehabCare Group, Inc. (RHB) that could create the nation’s largest post-acute-care provider.

A more complex absolute return strategy may involve a “collared” position, whereby the Sub-Adviser purchases the underlying stock while simultaneously buying a put and writing a call on the security. The premium income from the written call option helps to offset the cost of purchasing the put option, which in turn provides downside protection on the underlying stock. “Risk reversals” comprised approximately 25 percent of the Fund’s investments as of the end of the second fiscal quarter. The Sub-Adviser utilized this strategy profitably in exited positions with natural gas utility Nicor Inc. (GAS), department store operator J.C. Penney Company, Inc. (JCP) and Verizon Communications, Inc. (VZ). Through April 30, the Fund continued to employ “risk reversals” with diversified consumer goods producer Colgate-Palmolive Co. (CL), retailer Dillard’s Inc. (DDS), and natural gas driller Quicksilver Resources Inc. (KWK), among other firms.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Annualized Three Years Five Years	Annualized Since Inception (8/1/08)*
Class N	4.72%	11.48%	N/A N/A	4.85%**
Class C Class A with load of 5.75% Class A without load	4.18% (1.42)% 4.60%	10.37% 4.85% 11.24%	(1.46)% (0.30)% (2.55)% (0.67)% (0.70)% 0.46%	(1.82)% (1.63)% (1.10)%
IQ Hedge Market Neutral Beta Index	1.91%	5.22%	3.39% N/A	4.56%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund, on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   managed under a different Adviser.

** Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.72% for Class N, 3.72% for Class C and 2.97% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited)
April 30, 2011

Security			Shares		Market Value
COMMON STOCK - 78.0%
AGRICULTURE - 2.0%
Altria Group, Inc. ^			95,000		$ 2,549,800

AIRLINES - 1.5%
AirTran Holdings, Inc. *			245,200		1,841,452

BANKS - 5.3%
Citigroup, Inc. * ^			647,500		2,972,025
Marshall & Ilsley Corp.			465,000		3,799,050
					6,771,075
BIOTECHNOLOGY - 1.8%
Genzyme Corp. * ^			30,200		2,309,696

CHEMICALS - 5.8%
Huntsman Corp. ^			88,100		1,836,885
Lubrizol Corp. ^			40,600		5,461,512
					7,298,397
COAL - 2.2%
Massey Energy Co.			40,850		2,787,604

COMMERCIAL SERVICES - 3.2%
Dollar Thrifty Automotive Group, Inc. * ^			31,200		2,150,616
Emergency Medical Services Corp. - Cl. A *			21,800		1,390,840
Iron Mountain, Inc. ^			15,200		484,120
					4,025,576
COSMETICS/PERSONAL CARE - 4.6%
Alberto-Culver Co.			87,400		3,263,516
Colgate-Palmolive Co. ^			29,700		2,505,195
					5,768,711
DIVERSIFIED FINANCIAL SERVICES - 1.8%
NYSE Euronext ^			56,500		2,262,825

ELECTRIC - 4.8%
American Electric Power Co. ^			82,200		2,998,656
Constellation Energy Group, Inc. ^			30,600		1,114,452
DPL, Inc.			62,560		1,894,942
					6,008,050
ELECTRONICS - 0.4%
Dionex Corp. *			4,600		544,410

FOOD - 3.1%
General Mills, Inc. ^			69,000		2,662,020
Sara Lee Corp. ^			64,300		1,234,560
					3,896,580
HEALTHCARE-PRODUCTS - 4.9%
American Medical Systems Holdings, Inc. *			102,900		3,035,550
Beckman Coulter, Inc.			37,700		3,123,445
					6,158,995
HEALTHCARE-SERVICES - 0.8%
RehabCare Group, Inc. *			25,700		965,549

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2011

Security			Shares		Market Value
HOUSEHOLD PRODUCTS/WARES - 2.0%
Kimberly-Clark Corp. ^			38,700		$ 2,556,522

INTERNET - 1.2%
Expedia, Inc. ^			59,500		1,489,285

MACHINERY-CONSTRUCTION & MINING - 3.1%
Bucyrus International, Inc. - Cl. A			42,300		3,868,335

MISCELLANEOUS MANUFACTURING - 1.3%
ITT Corp. ^			28,000		1,618,120

OIL & GAS - 3.7%
EXCO Resources, Inc. ^			88,435		1,852,713
Pride International, Inc. *			40,600		1,782,746
Quicksilver Resources, Inc. * ^			72,400		1,075,140
					4,710,599
PACKAGING & CONTAINERS - 1.3%
Smurfit-Stone Container Corp. *			43,200		1,662,336

PHARMACEUTICALS - 9.2%
Cephalon, Inc. * ^			40,500		3,110,400
Eli Lilly & Co. ^			66,700		2,468,567
Merck & Co. ^			75,600		2,717,820
Pfizer, Inc. ^			156,800		3,286,528
Sanofi-Aventis SA - Rights *			25,150		62,372
					11,645,687
REITS - 0.8%
ProLogis ^			62,100		1,011,609

RETAIL - 4.8%
Big Lots, Inc. * ^			29,200		1,200,412
BJ's Wholesale Club, Inc. * ^			15,800		810,856
Dillard's, Inc. ^			27,300		1,310,946
Wal-Mart Stores, Inc. ^			50,000		2,749,000
					6,071,214
SEMICONDUCTORS - 4.8%
National Semiconductor Corp.			183,600		4,428,432
Verigy Ltd. *			114,600		1,657,116
					6,085,548
SOFTWARE - 1.3%
Lawson Software Inc. *			150,000		1,660,500

TELECOMMUNICATIONS - 2.5%
AT&T, Inc. ^			39,700		1,235,464
Atheros Communications, Inc. *			32,600		1,462,436
Verizon Communications, Inc. ^			11,300		426,914
					3,124,814

TOTAL COMMON STOCK					98,693,289
( Cost - $94,964,354)

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2011

Security			Shares		Market Value
EXCHANGE TRADED FUNDS - 1.0%
DEBT FUND - 0.8%
Eaton Vance Floating-Rate Income Trust			57,807		$ 937,051

EQUITY FUND - 0.2%
SPDR S&P 500 ETF Trust			1,400		191,156

TOTAL EXCHANGE TRADED FUNDS					1,128,207
( Cost - $1,132,951)

PREFERRED STOCK - 10.3%
BANKS - 6.7%
Bank of America Corp.			76,600		2,062,072
Bank One Cap VI			33,000		841,500
Fifth Third Cap			32,300		861,441
GMAC Capital Trust			39,100		1,015,036
Goldman Sachs Group Inc			56,300		1,406,374
KeyCorp Capital X			87,358		2,283,538
					8,469,961
DIVERSIFIED FINANCIAL SERVICES - 3.6%
Citigroup Capital XIX			6,095		154,021
Countrywide Cap V			89,200		2,208,592
JPM Chase Capital			14,500		385,410
NAT CITY CAP TRUST IV			71,500		1,879,735
					4,627,758

TOTAL PREFERRED STOCK					13,097,719
( Cost - $11,803,806)

BONDS & NOTES - 2.7%	Principal	Interest	Maturity
SAVINGS & LOANS - 2.3%	Amount	Rate	Date
Washington Mutual, Inc. #	157,000	4.500%	1/15/2010		172,895
Washington Mutual, Inc. #	629,000	5.500%	8/24/2011		716,274
Washington Mutual, Inc. #	857,000	5.250%	9/15/2017		967,339
Washington Mutual, Inc. #	957,000	5.000%	3/22/2012		1,070,644
					2,927,152
SEMICONDUCTORS - 0.4%
Advanced Micro Devices, Inc.	520,000	5.750%	8/15/2012		543,400

TOTAL BONDS & NOTES					3,470,552
( Cost - $3,433,972)

PURCHASED PUT OPTIONS - 0.1%			Contracts**
Altria Group, Inc., Expiration June 2011, Exercise Price $24.00			950		8,550
American Electric Power, Inc., Expiration May 2011, Exercise Price $33.00			822		4,110
AT&T, Inc., Expiration May 2011, Exercise Price $25.00			247		741
AT&T, Inc., Expiration June 2011, Exercise Price $26.00			397		1,985
Big Lots, Inc., Expiration May 2011, Exercise Price $35.00			292		7,300
BJS Wholesale Club, Inc., Expiration June 2011, Exercise Price $42.50			158		4,740
Blackboard, Inc., Expiration June 2011, Exercise Price $40.00			150		7,500
Cephalon, Inc., Expiration May 2011, Exercise Price $65.00			145		5,075
Colgate Palmolive Company, Expiration May 2011, Exercise Price $75.00			297		1,485
Constellation Energy Corp., Expiration July 2011, Exercise Price $25.00			212		1,060

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2011

Security			Contracts**		Market Value
PURCHASED PUT OPTIONS (Continued) - 0.1%
Constellation Energy Corp., Expiration October 2011, Exercise Price $30.00			94		$ 3,290
Dillards, Inc.-Cl A, Expiration May 2011, Exercise Price $35.00			136		680
Dillards, Inc.-Cl A, Expiration June 2011, Exercise Price $40.00			137		10,275
Eli Lilly & Company, Expiration July 2011, Exercise Price $30.00			667		6,003
Expedia, Inc., Expiration May 2011, Exercise Price $21.00			595		2,975
General Mills, Inc., Expiration July 2011, Exercise Price $33.00			690		10,350
Huntsman Corp., May 2011, Exercise Price $13.00			571		2,855
Huntsman Corp., May 2011, Exercise Price $15.00			87		1,305
Iron Mountain, Inc., Expiration July 2011, Exercise Price $27.50			152		6,840
ITT Industries, Inc., Expiration July 2011, Exercise Price $55.00			146		17,520
Kimberly Clark Corporation, Expiration July 2011, Exercise Price $57.50			387		4,838
Merck & Company, Inc., Expiration July 2011, Exercise Price $30.00			756		9,072
Pfizer Incorporated, May 2011, Exercise Price $18.00			700		3,500
Pfizer Incorporated, Expiration July 2011, Exercise Price $18.00			868		12,152
ProLogis, Expiration July 2011, Exercise Price $18.00			621		6,210
Quicksilver Resources, Inc., May 2011, Exercise Price $12.00			724		3,620
Sara Lee Corporation, May 2011, Exercise Price $15.00			395		1,975
Sara Lee Corporation, June 2011, Exercise Price $17.00			130		1,950
Seagate Technology, May 2011, Exercise Price $11.00			127		381
Seagate Technology, May 2011, Exercise Price $12.00			440		1,320
Semiconductor Holders Trust, November 2011, Exercise Price $37.00			25		7,325
SPDR, August 2011, Exercise Price $120.00			196		22,736
SPDR, Expiration June 2011, Exercise Price $80.00			12		2,868
Verizon Communications, Inc., Expiration June 2011, Exercise Price $32.00			150		1,050
Wal Mart Stores, Inc., Expiration June 2011, Exercise Price $47.50			500		4,000
TOTAL PURCHASED PUT OPTIONS					187,636
( Cost - $496,901)

SHORT-TERM INVESTMENTS - 6.5%				Interest
MONEY MARKET FUND - 6.5%		Shares		Rate
First American Government Obligations Fund		8,279,877		0.00%	8,279,877
TOTAL SHORT-TERM INVESTMENTS
( Cost - $8,279,877)

TOTAL INVESTMENTS - 98.6%
( Cost - $120,111,861)					$ 124,857,280
OTHER ASSETS LESS LIABILITIES - 1.4%					1,738,035
NET ASSETS - 100.0%					$ 126,595,315

* Non-Income producing security.
** Each Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
# In default.
+ Variable rate security. Interest rate is as of April 30, 2011.
REIT- Real Estate Investment Trust.
^ Subject to call option written.

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2011

SCHEDULE OF WRITTEN CALL OPTIONS - (2.8) %			Contracts**		Market Value
Altria Group, Inc., Expiration June 2011, Exercise Price $27.00			950		$ 34,200
American Electric Power, Inc., Expiration May 2011, Exercise Price $36.00			822		41,100
AT&T, Inc., Expiration June 2011, Exercise Price $30.00			397		55,977
Big Lots, Inc., Expiration May 2011, Exercise Price $40.00			292		68,620
BJS Wholesale Club, Inc., Expiration June 2011, Exercise Price $47.5			158		67,940
Blackboard, Inc., Expiration June 2011, Exercise Price $45.00			150		24,750
British Sky Broadcasting Group PLC, Expiration June 2011, Exercise Price GBp 820			147		8,100
British Sky Broadcasting Group PLC, Expiration June 2011, Exercise Price GBp 840			392		13,746
Cephalon, Inc., Expiration May 2011, Exercise Price $75.00			295		95,285
Cephalon, Inc., Expiration May 2011, Exercise Price $72.50			37		20,535
Cephalon, Inc., Expiration May 2011, Exercise Price $77.50			73		10,658
Citigroup, Inc., Expiration May 2011, Exercise Price $4.00			3,475		201,550
Citigroup, Inc., Expiration May 2011, Exercise Price $4.50			3,000		54,000
Colgate Palmolive Company, Expiration May 2011, Exercise Price $80.00			297		139,590
Constellation Energy Corp., Expiration July 2011, Exercise Price $30.00			212		137,800
Constellation Energy Corp., Expiration October 2011, Exercise Price $35.00			94		23,500
Dillards Inc. - Cl A, Expiration May 2011, Exercise Price $38.00			136		140,080
Dillards Inc. - Cl A, Expiration June 2011, Exercise Price $45.00			137		68,500
Dollar Thrifty Automotive Group., Expiration July 2011, Exercise Price $60.00			312		307,320
Eli Lilly & Company, Expiration July 2011, Exercise Price $35.00			667		136,068
EXCO Resources, Inc., Expiration May 2011, Exercise Price $20.00			315		33,075
EXCO Resources, Inc., Expiration June 2011, Exercise Price $21.00			328		21,320
Expedia, Inc., Expiration May 2011, Exercise Price $23.00			104		22,880
Expedia Inc., Expiration May 2011, Exercise Price $24.00			491		63,830
General Mills, Inc., Expiration July 2011, Exercise Price $36.00			690		200,790
Genzyme Corp., Expiration July 2011, Exercise Price $75.00			302		45,300
Huntsman Corp., Expiration May 2011, Exercise Price $17.00			741		274,170
Huntsman Corp., Expiration May 2011, Exercise Price $18.00			87		25,230
Iron Mountain, Inc., Expiration July 2011, Exercise Price $32.50			152		21,280
ITT Industries, Inc., Expiration May 2011, Exercise Price $60.00			78		2,340
ITT Industries, Inc., Expiration July 2011, Exercise Price $55.00			51		19,635
ITT Industries, Inc., Expiration July 2011, Exercise Price $60.00			146		26,280
Kimberly Clark Corporation, Expiration July 2011, Exercise Price $65.00			387		67,725
Lubrizol Corporation, Expiration June 2011, Exercise Price $135.00			58		1,740
Lubrizol Corporation, Expiration September 2011, Exercise Price $135.00			257		10,280
Merck & Company, Inc., Expiration July 2011, Exercise Price $34.00			610		138,470
Merck & Company, Inc., Expiration July 2011, Exercise Price $35.00			146		21,754
NYSE Euronext, Expiration June 2011, Exercise Price $37.00			195		62,400
NYSE Euronext, Expiration September 2011, Exercise Price $37.00			333		118,215
NYSE Euronext, Expiration September 2011, Exercise Price $38.00			6		1,776
NYSE Euronext, Expiration May 2011, Exercise Price $34.00			31		17,980
Pfizer Incorporated, Expiration May 2011, Exercise Price $20.00			700		74,200
Pfizer Incorporated, Expiration July 2011, Exercise Price $20.00			868		105,896
ProLogis, Expiration July 2011, Exercise Price $15.00			621		111,780
Quicksilver Resources, Inc., Expiration May 2011, Exercise Price $14.00			724		68,780
Sara Lee Corporation, Expiration May 2011, Exercise Price $17.00			395		87,887
Sara Lee Corporation, Expiration May 2011, Exercise Price $18.00			118		14,750
Sara Lee Corporation, Expiration June 2011, Exercise Price $19.00			130		8,125
Verizon Communications, Inc., Expiration June 2011, Exercise Price $35.00			109		33,245
Wal Mart Stores, Inc., Expiration June 2011, Exercise Price $52.50			500		132,000
TOTAL WRITTEN CALL OPTIONS					3,482,452
(Proceeds - $2,536,322)
** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2011

Security			Shares		Market Value
SECURITIES SOLD SHORT - (8.1) %
Alpha Natural Resources, Inc. *			41,864		$ 2,435,229
Bank of Montreal			58,375		3,831,151
Ensco PLC			19,429		1,158,357
Johnson & Johnson			12,521		823,083
Kindred Healthcare, Inc. *			12,147		306,348
Rock-Tenn Co.			13,227		913,589
Southwest Airlines Co.			67,043		787,755
TOTAL SECURITIES SOLD SHORT					10,255,512
(Proceeds - $9,494,207)
					Unrealized
EQUITY SWAP - 0.6%					Appreciation
British Sky Broadcast Equity Swap, JP Morgan - October 25, 2011					$ 338,900
Montra Resources Equity Swap, JP Morgan- June 15, 2012					62,694
Rhodia Equity Swap, JP Morgan- June 15, 2012					268,951
Systex Corp. Equity Swap, JP Morgan- June 15, 2012					37,938
TOTAL EQUITY SWAPS					$ 708,483

* Non-Income producing security.
Portfolio Composition () - Unaudited
Consumer, Non-cyclical		34.02%	Consumer, Cyclical		5.68%
Financial		27.92%	Utilities		5.22%
Technology		7.44%	Communications		3.99%
Basic Materials		6.27%	Energy		3.40%
Industrial		6.06%	Total		100.00%

() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Growth Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/short investment strategies gained 6.9 percent over the first half of the fiscal year ending April 30, 2011, as measured by the IQ Hedge Long/Short Beta Index.  The gain lagged the broader equity markets as stocks extended gains from a previously flat six months.  The S&P 500 index gained 16.4 percent over the first half of the fiscal year.  Despite continued bullish sentiment in the broader equity markets, the Sub-Adviser has positioned the portfolio to withstand potential volatility keeping in mind the Fund’s secondary goal of capital preservation.  With such strategy in place, the Fund had a total return of 0.9 percent over the period.

Market volatility and uncertainty over the potential effects of the end of quantitative easing have led the Sub-Adviser to increase its short position.  ProShares UltraShort QQQ (QID), an inverse ETF that seeks to return twice the inverse performance of the NASDAQ-100 index, and ProShares UltraShort S&P 500 (SDS), an inverse ETF that seeks to return twice the inverse performance of the S&P 500, have increased in weight within the portfolio.  At the end of the period, the combined weighting of both positions comprised over 25 percent of the portfolio, significantly detracting from the overall performance of the Fund as broad equity markets continue northward.  However, the Sub-Adviser is of the opinion that the market might correct downward in the short term.

The Sub-Adviser has benefited from a position in the iShares MSCI Japan Index (EWJ), adding the holding to the portfolio in early April.  Since its addition, EWJ has increased 7.6 percent as Japan recovers from the tragic natural disasters that occurred earlier in the calendar year.

Contributing to the Fund’s relative performance were positions in both Lowe’s Companies, Inc. (LOW) and Armour Residential REIT, Inc. (ARR).  The position in Lowe’s was expanded upon in February but ultimately exited in early March.  From the beginning of the period through the exit in March, Lowe’s increased 20.0 percent.  Armour was added to the portfolio in mid-December and has since gained 5.0 percent.  At the end of April, Armour was the sixth largest holding in the Fund.

Moving forward, the Sub-Adviser maintains its concerns with the overall market volatility and does not feel that the latest round of quantitative easing measures will be able to sustain the significant run-up in the major indices.  Equity markets may be fragile as a result of high national debt, high unemployment, and the possibility of rising interest rates which may continue to drag on equities; however, the Sub-Adviser feels that there is a valuation discrepancy in stocks and will be cautiously aggressive moving forward.  Potential opportunities for investment by the Fund may be found in international equities, specifically in consumer-oriented companies, and information technology equities.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Since Inception (4/30/2010)
Class N	0.90%	2.61%	N/A	N/A	2.61%
Class C Class A with load of 5.75% Class A without load	0.40% (5.00)% 0.80%	1.71% (3.48)% 2.41%	N/A N/A N/A	N/A N/A N/A	1.71% (3.48)% 2.41%
IQ Hedge Long/Short Beta Index	6.95%	14.76%	N/A	N/A	14.76%

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.82% for Class N, 3.82% for Class C and 3.07% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Growth Fund (Unaudited)
April 30, 2011

Security	Shares	Market Value	Security	Shares	Market Value

COMMON STOCK - 52.4%
BANKS - 4.7%			RETAIL - 4.3%
Bank of America Corp.	13,000	$ 159,640	Funtalk China Holdings Ltd. *	17,000	$ 108,800
JPMorgan Chase & Co.	4,000	182,520	Target Corp.	8,000	392,800
Morgan Stanley	8,000	209,200			501,600
		551,360	SEMICONDUCTORS - 3.2%
BIOTECHNOLOGY - 3.5%			Broadcom Corp. *	6,000	211,080
Anadys Pharmaceuticals, Inc. *	20,000	24,400	PMC - Sierra, Inc. *	6,000	48,120
Celgene Corp. *	3,600	211,968	Xilinx, Inc.	3,500	122,010
Gilead Sciences, Inc. *	4,500	174,780			381,210
		411,148	SOFTWARE - 3.3%
COMPUTERS - 2.1%			Microsoft Corp.	15,000	390,300
Brocade Communications Systems, Inc. *	40,000	250,000
			TELECOMMUNICATIONS - 5.9%
COSMETICS/PERSONAL CARE - 4.8%			Cisco Systems, Inc.	27,000	474,120
Avon Products, Inc.	6,000	176,280	Clearwire Corp. - Cl. A *	45,000	218,700
Procter & Gamble Co.	6,000	389,400			692,820
		565,680
INTERNET - 6.0%			TOTAL COMMON STOCK ( Cost - $6,020,699)		6,165,388
Google, Inc. - Cl. A *	1,300	707,330
			EXCHANGE TRADED FUNDS - 22.4%
MISCELLANEOUS MANUFACTURING - 0.1%			EQUITY FUND - 22.4%
General Electric Co.	600	12,270	iShares MSCI Japan Index Fund	30,000	315,900
			ProShares UltraShort QQQ *	30,000	1,437,600
PHARMACEUTICALS - 5.9%			ProShares UltraShort S&P500 *	45,000	886,950
MediciNova, Inc. *	28,000	72,520	TOTAL EXCHANGE TRADED FUNDS ( Cost - $2,741,133)		2,640,450
Merck & Co., Inc.	6,000	215,700
Teva Pharmaceutical Industries Ltd. - ADR	5,000	228,650	TOTAL INVESTMENTS - 74.8% ( Cost - $8,761,832)		$ 8,805,838
Ventrus Biosciences, Inc. *	10,000	170,500	OTHER ASSETS LESS LIABILITIES - 25.2%		2,959,236
		687,370	NET ASSETS - 100.0%		$ 11,765,074
REITS - 8.6%
ARMOUR Residential REIT, Inc.	60,000	445,800
Invesco Mortgage Capital, Inc.	25,000	568,500
		1,014,300

* Non-income producing security.
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.
Portfolio Composition () - Unaudited
Consumer, Non-cyclical	26.99%		Technology	16.57%
Financial	25.59%		Consumer, Cyclical	8.14%
Communications	22.71%		Total	100.00%

() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, rose 11.7 percent in the six-month period ending April 30, 2011.  The sub-adviser maintained a slight bias toward stocks as convertible issuance remains weak, though slightly improved from the first part of 2010.  The Sub-Adviser expects issuance and quality of convertibles to rise as interest rates go up.  It was also noted that speculative grade convertibles, while continuing to outperform investment grade convertibles, did so by a much smaller margin than in previous periods in 2009 and 2010 when speculative grade had outperformed by extremely wide margins.

The Sub-Adviser added to the energy sector in the six-month period ending April 30, 2011, moving from a slight underweight at the beginning of the period to a more than 5 percent overweight relative to the benchmark.  The overweight was a positive for the portfolio’s performance on both a relative and absolute basis.  The Sub-Adviser believes the energy sector will remain strong as the economic recovery continues.

Exposure to the information technology sector was an overall positive for the portfolio in the six-months ending April 30, 2011, though it had detracted somewhat in the first part of that time period.  The Sub-Adviser maintained a severe overweight to the sector, devoting more than one third of the entire portfolio to such securities.  The Sub-Adviser believes these firms to have better efficiency and more room for productivity gains than other sectors.  Verifone Systems, Inc. (PAY), a business equipment firm that produces electronic payment systems, returned more than 62 percent in the six-month period ended April 30, 2011.

An average underweight of 3.5 percent to the consumer discretionary sector was a positive for the portfolio on a relative basis, though selections with the sector detracted somewhat.  Nike, Inc. (NKE) was one such stock held by the Sub-Adviser, which had declined by more than 6 percent from the beginning six-month period studied to March 22, 2011, when the entire position was sold shortly after missing analyst earnings estimates.

As was the case in several recent periods, a large underweight to the financial sector added value to the portfolio in the six-month period ending April 30, 2011.  The portfolio had an average weight of approximately 6.5 percent versus nearly 20 percent in the benchmark index.  There are currently no plans to raise the weighting toward financial stocks as the Sub-Adviser sees continued weakness in the sector.

Going forward, the Sub-Adviser sees continued growth in the economy despite its belief that corporations have little room for more cost cutting to drive up productivity and margins.  Capital spending and wage pressures will likely begin to squeeze margins, slowing down productivity and profits.  Though unemployment is high, it is not evenly distributed among education levels and skill sets.  The Sub-Adviser believes that wage pressures are likely to increase in areas that have high skill levels and educational requirements.  It does not believe that profit margins will collapse as a result of this pressure, but expects margins to come under pressure in certain areas.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.09%	20.79%	6.85%	6.13%	6.79%
Class C Class A with load of 5.75% Class A without load	14.45% 8.21% 14.87%	19.62% 13.53% 20.43%	5.76% 4.45% 6.53%	5.08% N/A N/A	5.74% 4.88%* 6.32%*
ML Conv. ex Mandatory Index	11.68%	16.29%	7.41%	6.43%	6.19%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.52% for Class N, 2.52% for Class C and 1.77% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited)
April 30, 2011
				Market
Security			Shares	Value
COMMON STOCK - 43.5%
AEROSPACE/DEFENSE - 1.9%
United Technologies Corp.			7,245	$ 649,007

BEVERAGES - 1.5%
Coca-Cola Co.			7,650	516,069

COMPUTERS - 2.4%
Accenture PLC - Cl. A			8,775	501,316
Teradata Corp.			5,444	304,428
				805,744
DIVERSIFIED FINANCIAL SERVICES - 2.9%
Affiliated Managers Group, Inc.			2,650	289,062
Franklin Resources, Inc.			3,000	387,360
T Rowe Price Group, Inc.			4,600	295,550
				971,972
HEALTHCARE-PRODUCTS - 0.8%
Johnson & Johnson			4,000	262,880

INTERNET - 4.6%
Amazon.com, Inc.			4,400	864,600
EBay, Inc.			20,000	688,000
				1,552,600
MISCELLANEOUS MANUFACTURING - 4.8%
Dover Corp.			8,500	578,340
Eaton Corp.			13,900	744,067
Siemens AG			2,000	291,880
				1,614,287
OIL & GAS - 5.8%
CNOOC Ltd. - ADR			1,925	480,191
Helmerich & Payne, Inc.			5,750	381,455
Noble Corp.			7,400	318,274
Occidental Petroleum Corp.			3,915	447,445
Suncor Energy, Inc.			7,100	326,884
				1,954,249
OIL & GAS SERVICES - 2.8%
Baker Hughes, Inc.			7,000	541,870
Schlumberger Ltd.			4,450	399,388
				941,258
PHARMACEUTICALS - 1.0%
Novo Nordisk A/S			2,550	324,845

RETAIL - 0.6%
Wal-Mart Stores, Inc.			3,450	189,681

SEMICONDUCTORS - 5.0%
Altera Corp.			5,100	248,370
Applied Materials, Inc.			23,000	360,870
ARM Holdings PLC - ADR			26,580	836,207
Intel Corp.			10,000	231,900
				1,677,347

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2011
				Market
Security			Shares	Value
SOFTWARE - 7.0%
Autodesk, Inc.			9,000	$ 404,820
Check Point Software Technologies Ltd.			8,200	450,426
Microsoft Corp.			18,500	481,370
Oracle Corp.			23,100	832,755
VeriFone Systems, Inc.			3,400	186,388
				2,355,759
TELECOMMUNICATIONS - 2.3%
QUALCOMM, Inc.			13,750	781,550

TOTAL COMMON STOCK				14,597,248
( Cost - $10,776,824)
	Principal	Interest	Maturity
CONVERTIBLE BONDS- 48.3%	Amount	Rate	Date
ADVERTISING - 1.1%
Omnicom Group, Inc.	$ 342,000	0.000%	7/1/2038	382,613

AGRICULTURE - 0.5%
Archer-Daniels-Midland Co.	150,000	0.875%	2/15/2014	166,125

BEVERAGES - 1.7%
Coca-Cola Co.	250,000	3.625%	3/15/2014	266,070
Molson Coors Brewing Co.	275,000	2.500%	7/30/2013	316,938
				583,008
BIOTECHNOLOGY - 5.4%
Amgen, Inc.	356,000	0.375%	2/1/2013	356,890
Gilead Sciences, Inc. - 144A	450,000	1.625%	5/1/2016	503,438
Illumina, Inc. - 144A	650,000	0.250%	3/15/2016	674,846
Life Technologies Corp.	250,000	3.250%	6/15/2025	285,000
				1,820,174
CHEMICALS - 0.8%
EI du Pont de Nemours & Co.	290,000	1.950%	1/15/2016	283,600

COMPUTERS - 5.3%
EMC Corp/Massachusetts	650,000	1.750%	12/1/2013	1,174,875
International Business Machines Corp.	260,000	2.100%	5/6/2013	266,336
SanDisk Corp.	300,000	1.500%	8/15/2017	349,125
				1,790,336
COSMETICS/PERSONAL CARE - 1.0%
Colgate-Palmolive Co.	100,000	1.375%	11/1/2015	96,823
Colgate-Palmolive Co.	230,000	3.150%	8/5/2015	240,228
				337,051
ELECTRONICS - 0.5%
TTM Technologies, Inc.	120,000	3.250%	5/15/2011	170,400

HEALTHCARE-PRODUCTS - 4.8%
Hologic, Inc.	275,000	2.000%	12/15/2037	333,094
Kinetic Concepts, Inc. - 144A	270,000	3.250%	4/15/2015	354,375
Medtronic, Inc.	315,000	1.625%	4/15/2013	326,419
St Jude Medical, Inc.	325,000	2.500%	1/15/2016	323,199
Stryker Corp.	250,000	3.000%	1/15/2015	257,762
				1,594,849

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2011

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
HOLDING COMPANIES-DIVERSIFIED - 1.1%
Leucadia National Corp.	$ 210,000	3.750%	4/15/2014	$ 373,800

INTERNET - 3.0%
Priceline.com, Inc. - 144A	270,000	1.250%	3/15/2015	506,588
Symantec Corp.	270,000	1.000%	6/15/2013	334,462
WebMD Health Corp. - 144A	150,000	2.500%	1/31/2018	160,125
				1,001,175
MACHINERY-DIVERSIFIED - 1.4%
AGCO Corp.	300,000	1.250%	12/15/2036	455,625

MINING - 3.8%
Goldcorp Inc.	350,000	2.000%	2/1/2014	468,125
Newmont Mining Corp.	390,000	1.250%	7/15/2014	538,687
Newmont Mining Corp.	200,000	1.625%	7/15/2017	284,000
				1,290,812
MISCELLANEOUS MANUFACTURING - 1.2%
Danaher Corp.	250,000	0.000%	1/22/2021	400,625

OIL & GAS - 3.1%
Chesapeake Energy Corp.	400,000	2.750%	11/15/2035	468,000
Occidental Petroleum Corp.	325,000	2.500%	2/1/2016	325,569
Pioneer Natural Resources Co.	140,000	2.875%	1/15/2038	249,200
				1,042,769
OIL & GAS SERVICES - 0.5%
SESI LLC	150,000	1.500%	12/15/2026	156,562

PHARMACEUTICALS - 2.6%
Endo Pharmaceuticals Holdings, Inc.	155,000	1.750%	4/15/2015	222,813
Medicis Pharmaceutical Corp.	150,000	2.500%	6/4/2032	189,375
Mylan, Inc.	420,000	1.250%	3/15/2012	481,950
				894,138
RETAIL - 1.8%
McDonald's Corp.	270,000	3.500%	7/15/2020	267,281
Wal-Mart Stores, Inc.	325,000	2.875%	4/1/2015	336,245
				603,526
SEMICONDUCTORS - 4.4%
Intel Corp.	235,000	3.250%	8/1/2039	300,213
Linear Technology Corp.	430,000	3.000%	5/1/2027	463,325
ON Semiconductor Corp.	292,000	2.625%	12/15/2026	359,890
Rovi Corp.	45,000	2.625%	2/15/2040	55,519
Xilinx, Inc. 144A	230,000	2.625%	6/15/2017	299,287
				1,478,234
SOFTWARE - 3.2%
Microsoft Corp. - 144A	182,000	0.000%	6/15/2013	190,645
Nuance Communications, Inc.	150,000	2.750%	8/15/2027	192,562
RightNow Technologies, Inc. - 144A	190,000	2.500%	11/15/2030	251,038
VeriFone Systems, Inc.	325,000	1.375%	6/15/2012	436,312
				1,070,557

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 0.9%
Ixia - 144A	$ 190,000	3.000%	12/15/2015	$ 217,075
JDS Uniphase Corp.	70,000	1.000%	5/15/2026	76,255
				293,330

TOTAL CONVERTIBLE BONDS				16,189,309
( Cost - $14,237,901)

PREFERRED STOCK - 7.0%			Dividend
AGRICULTURE - 1.0%		Shares	Rate
Archer-Daniels-Midland Co.		7,000	6.250%	327,740

BANKS - 1.0%
Wells Fargo & Co.		325	7.500%	350,831

DIVERSIFIED FINANCIAL SERVICES - 1.7%
AMG Capital Trust II		5,500	5.150%	245,781
Vale Capital II		3,500	6.750%	326,585
				572,366
INSURANCE - 1.0%
MetLife Inc.		3,850	5.000%	337,029

OIL & GAS - 2.3%
Apache Corp.		10,800	6.000%	760,104

TOTAL PREFERRED STOCK				2,348,070
( Cost - $1,932,974)

SHORT-TERM INVESTMENTS - 0.4%			Interest
MONEY MARKET FUND - 0.4%			Rate
Fidelity Institutional Money Market Portfolio		14,119	0.13%+	14,119
TOTAL SHORT-TERM INVESTMENTS
( Cost - $14,119)

TOTAL INVESTMENTS - 98.8%
( Cost - $26,961,818)				$ 33,148,746
OTHER ASSETS LESS LIABILITIES - 1.2%				397,769
NET ASSETS - 100.0%				$ 33,546,515

*Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2011.
ADR - American Depositary Receipt.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition () - Unaudited
Convertible Bonds		48.84%
Common Stock		44.04%
Preferred Stock		7.08%
Short-Term Investments		0.04%
Total		100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, rose 17.3 percent in the six-month period ending April 30, 2011.  Strong returns in the industrials, energy and healthcare sectors were mainly responsible for the asset class’ gains.  The energy and industrials sectors have outperformed in several recent quarters, while the healthcare sector is still recovering from weak performance in the recent past.

A significant underweight to the financial sector, as well as security selection, had a positive effect on the portfolio.  The Sub-Adviser allocated approximately 13 percent of the portfolio on average to financial stocks in the six months ending April 30, 2011 compared to a weight of 27.4 percent in the benchmark.  Financial stocks in the benchmark gained only 12.9 percent while the overall index rose 17.3 percent.  Financials within the portfolio increased 16.9 percent, however, nearly matching the overall benchmark index return.  The Sub-Adviser plans to slowly increase exposure to this sector as it has seen some improvements in the credit markets but remains cautious because of continued weakness in the real estate market.

Exposure to the energy sector had a positive effect on the portfolio first two fiscal quarters.  The Sub-Adviser overweighted the sector by more than five percent, which was the main driver of excess return as energy stocks in the sector outperformed the overall index by approximately 17 percent.  Apache Corporation (APA), an independent oil and gas producer, was one of the top performers in the portfolio, returning more than 32 percent in the six-month period ending April 30, 2011.  The stock had an average weight of 4.3 percent during that time period, which enhanced the Sub-Adviser’s performance in the sector.    The Sub-Adviser plans to maintain the overweight in this sector until there is some sign of a major slowdown in demand.

 With an average weight of more that 14 percent and return of nearly 24 percent, healthcare was the top performing sector in the portfolio.  Watson Pharmaceuticals, Inc. (WPI), which manufactures and sells generic and specialized branded pharmaceuticals, returned nearly 33 percent in the six-month period ending April 30, 2011.  A two to three percent overweight to the sector will be maintained unless some threat to the healthcare industry arises, such as legislation that could negatively affect healthcare stocks.

Stocks in the consumer discretionary sector detracted from performance in the six-month period ending April 30, 2011.  The Sub-Adviser both overweighted the sector and underperformed consumer discretionary stocks contained within the index.  Best Buy, Inc. (BBY), an electronics retailer, was among the worst performers in this space, declining by more than 26 percent in the period studied.  The Sub-Adviser continues to see value in the firm and believes a change in their business plan which focuses more on the tablets and wireless markets will help it recover.

The industrials sector added value to the portfolio as the Sub-Adviser achieved a 26.6 percent return in this sector, well above the benchmark return.  An overweight of more than six percent magnified the outperformance.

Going forward, the Sub-Adviser does not plan to make any material changes to the portfolio.  The Sub-Adviser believes unemployment will remain high and GDP growth will be sluggish.  However, it sees pockets of spending by consumers which should help the equity markets.  While inflation is a concern due to high commodity prices, the Sub-Adviser believes slower economic growth should keep it in check.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	17.56%	17.56%	0.01%	1.51%	4.01%
Class C Class A with load of 5.75% Class A without load	16.96% 10.61% 17.39%	16.36% 10.50% 17.27%	(0.98)% (2.16)% (0.22)%	0.52% N/A N/A	2.99% (1.37)%* (0.01)%*
Russell 1000 Value Index	17.29%	15.24%	(0.11)%	1.40%	3.92%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.40% for Class N, 2.40% for Class C and 1.65% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Unaudited)
April 30, 2011

Security	Shares	Market Value	Security	Shares	Market Value
COMMON STOCK - 98.7%
AEROSPACE/DEFENSE - 5.0%			MEDIA - 1.9%
Honeywell International, Inc.	18,572	$ 1,137,164	Time Warner Cable, Inc.	11,200	$ 875,056
United Technologies Corp.	14,016	1,255,553
		2,392,717	MEDICAL - 5.5%
BANKS - 13.0%			Baxter International, Inc.	20,800	1,183,520
Bank of America Corp.	90,828	1,115,368	Laboratory Corp. of America Holdings *	8,902	858,776
Bank of New York Mellon Corp.	39,200	1,135,232	Quest Diagnostics Inc.	10,400	586,352
JPMorgan Chase & Co.	34,102	1,556,074			2,628,648
US Bancorp	27,907	720,559	MINING - 3.2%
Wells Fargo & Co.	57,100	1,662,181	Freeport-McMoRan Copper & Gold, Inc.	27,400	1,507,822
		6,189,414
COMPUTERS - 2.0%			OIL & GAS - 16.7%
SanDisk Corp. *	19,300	948,402	Apache Corp.	13,732	1,831,437
			Chevron Corp.	17,500	1,915,200
CONGLOMERATES - 11.2%			ConocoPhillips	17,596	1,388,852
Dover Corp.	20,400	1,388,016	Marathon Oil Corp.	30,074	1,625,199
Emerson Electric Co.	15,652	951,015	Transocean Ltd. *	16,400	1,193,100
Fortune Brands, Inc.	13,867	902,464			7,953,788
General Electric Co.	102,827	2,102,812	PHARMACEUTICALS - 5.2%
		5,344,307	AmerisourceBergen Corp.	34,200	1,389,888
COSMETICS/PERSONAL CARE - 2.8%			Watson Pharmaceuticals, Inc. *	17,800	1,103,956
Procter & Gamble Co.	20,200	1,310,980			2,493,844
			RETAIL - 6.9%
DIVERSIFIED FINANCIAL SERVICES - 2.4%			AutoZone, Inc. *	1,936	546,688
American Express Co.	23,000	1,128,840	Best Buy Co., Inc.	28,200	880,404
			Staples, Inc.	28,800	608,832
ELECTRIC - 2.0%			Wal-Mart Stores, Inc.	23,000	1,264,540
NextEra Energy, Inc.	16,536	935,442			3,300,464
			SEMICONDUCTORS - 2.7%
ELECTRIC UTILITIES - 2.1%			Intel Corp.	55,228	1,280,737
Public Service Enterprise Group, Inc.	30,900	994,053
			SOFTWARE - 2.6%
HEALTHCARE-SERVICES - 4.3%			Microsoft Corp.	47,200	1,228,144
Covance, Inc. *	10,800	676,080
Humana, Inc. *	17,900	1,362,548	TELEPHONE - INTERGRATED - 3.1%
		2,038,628	AT&T, Inc.	47,145	1,467,152
INDUSTRIAL EQUIPMENT - 1.3%
Ingersoll-Rand PLC	12,580	635,290	TOBACCO - 1.4%
			Philip Morris International, Inc.	9,595	666,277
INSURANCE - 1.7%
Allstate Corp.	24,432	826,779	TOTAL COMMON STOCK ( Cost - $33,916,901)		46,968,944

INTERNET - 1.7%
eBay, Inc. *	23,900	822,160

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Unaudited) (Continued)
April 30, 2011

Security	Shares	Market Value
SHORT-TERM INVESTMENTS - 1.0%
MONEY MARKET FUND - 1.0%
STIT-STIC Prime Portfolio - 0.09% +	463,419	$ 463,419
TOTAL SHORT-TERM INVESTMENTS ( Cost - $463,419)

TOTAL INVESTMENTS - 99.7% ( Cost - $34,380,320)		$ 47,432,363
OTHER ASSETS LESS LIABILITIES - 0.3%		165,509
NET ASSETS - 100.0%		$ 47,597,872

* Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2011.
Portfolio Composition () - Unaudited
Consumer Non-Cyclical	21.38%		Consumer Cyclical		7.03%
Financial	17.34%		Communications		6.74%
Energy	16.93%		Utilities		4.11%
Industrial	15.90%		Basic Materials		3.21%
Technology	7.36%		Total		100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

Amidst the high volatility affecting the equity markets, REIT stocks generally performed in-line with the overall stock market, which has been not been a common trend over the past two years where REITs have broadly outpaced the U.S. stock market. During the past six months, the Dow Jones Wilshire Real Estate Securities Index returned 16.1 percent, while the broad U.S. equity market, measured by the S&P 500 Index increased 16.4 percent.  Over the past two years, REITs have risen close to 112 percent while the S&P 500 Index has risen close to 63 percent. This high level of growth has yet to put REITs back above the peak reached in 2007, due to the roughly 70 percent decline that occurred from peak to trough.

As the consumer economy continued to grow moderately and rental housing markets remained relatively strong, the Sub-Adviser cited the commercial/retail and residential industry groups as leaders in the REIT market. Conversely, the hotel REIT industry group experienced mixed results as it surged over 12.5 percent early in the period and then was hit by declining travel prospects primarily attributable to high energy prices, losing almost 2 percent in the most recent fiscal quarter. Overweighting hotel REITs relative to the benchmark index detracted from the Fund’s absolute and relative performance, but stock selection within the industry group added positively to performance.

During the past six months, the portfolio’s relative performance of stocks priced less expensively with respect to fundamental financial performance produced mixed results. These stocks are broadly favored by the Sub-Adviser’s strategy and were a benefit toward the latter portion of the period, after dragging on performance in the early months.  Successful selection within the commercial, industrial and residential REIT industry groups also bolstered relative performance in the most recent fiscal quarter.  Reversing from the 3.9 percent decline in the first fiscal quarter, the large position in Ashford Hospitality Trust (AHT) was the most positive individual contributor in the second fiscal quarter, rising 29.1 percent. Overall, AHT finished the six-month period up 24.0 percent.

Holdings that generally detracted from Fund performance were Hospitality Properties Trust (HPT) and Mack Cali Realty (CLI). HPT dropped as much as 13.8 percent during the past six months before ending the period up 9.8 percent. CLI was also able to overcome its 8.0 percent drop during the six-month period, and ended in positive territory up 7.9 percent. Furthermore, the impact of fractional cash holdings during the generally strong up market slowed overall return in the period.

The Sub-Adviser believes that the strategy should continue to benefit from differentiation based on fundamental strength and relative value as the market begins to digest the telegraphed ending of 2nd calendar quarter ending in June.  Economic growth has slowed but employment numbers and consumer demand are generally improving, which the Sub-Adviser believes should support office and commercial real estate returns.  The owner-occupied housing market has shown signs of renewed price declines, but demand in the rental market remains strong, which may benefit residential REITs.  The Sub-Adviser views REITs as an attractive generator of income in a world where yields remain quite low based on historical standards. Furthermore, the Sub-Adviser believes that the availability of financing remains the overriding risk factor for individual REITs and therefore, the Sub-Adviser expects to realize benefits from its careful risk management and positioning, favoring what it believes are “high quality” and fundamentally sound companies.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.44%	19.83%	3.51%	2.10%	5.26%
Class C Class A with load of 5.75% Class A without load	14.88% 8.72% 15.32%	18.68% 12.60% 19.51%	2.48% 1.26% 3.28%	1.08% N/A N/A	4.23% (2.83)%* (1.49)%*
DJ Wilshire Real Estate Securities Index	16.16%	23.19%	1.32%	2.53%	6.08%

*Class A commenced operations on January 3, 2007.

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.27% for Class N, 3.27% for Class C and 2.52% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Unaudited)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - 91.6%			REGIONAL MALLS - 19.8%
APARTMENTS - 12.5%			CBL & Associates Properties, Inc.	12,200	$ 226,554
AvalonBay Communities, Inc.	3,340	$ 422,877	General Growth Properties, Inc.	12,000	200,400
BRE Properties, Inc.	5,100	258,672	Glimcher Realty Trust	14,400	137,520
Equity Residential	11,300	674,836	Macerich Co.	2,612	137,966
Essex Property Trust, Inc.	700	94,836	Penn Real Estate Investment Trust	25,400	401,066
UDR, Inc.	10,300	266,667	Simon Property Group, Inc.	14,191	1,625,437
		1,717,888			2,728,943
DIVERSIFIED - 13.5%			SHOPPING CENTERS - 4.5%
CapLease, Inc.	16,600	92,960	Federal Realty Investment Trust	600	52,536
Digital Realty Trust, Inc.	1,500	90,510	Kimco Realty Corp.	15,881	310,315
DuPont Fabros Technology, Inc.	5,600	136,976	Regency Centers Corp.	5,500	258,830
Lexington Realty Trust	16,800	167,664			621,681
Liberty Property Trust	7,700	270,809	WAREHOUSE - 7.4%
Mission West Properties, Inc.	12,400	95,232	AMB Property Corp.	1,000	36,400
One Liberty Properties, Inc.	12,286	190,556	First Industrial Realty Trust, Inc. *	16,100	201,572
PS Business Parks, Inc.	1,600	96,416	ProLogis	5,700	92,853
Vornado Realty Trust	5,811	561,808	Public Storage	3,982	467,128
Washington Real Estate Investment Trust	5,000	162,000	Sovran Self Storage, Inc.	1,100	47,058
		1,864,931	U-Store-It Trust	15,000	170,400
HEALTH CARE - 6.6%					1,015,411
HCP, Inc.	11,400	451,668
Health Care REIT, Inc.	1,400	75,278	TOTAL REITS		12,607,256
Nationwide Health Properties, Inc.	1,200	52,560	( Cost - $8,747,696)
Senior Housing Properties Trust	8,200	194,504
Ventas, Inc.	2,400	134,232	EXCHANGE TRADED FUNDS - 3.9%
		908,242	EQUITY FUND - 3.9%
HOTELS - 11.0%			SPDR Dow Jones REIT ETF	7,900	540,676
Ashford Hospitality Trust, Inc.	31,200	389,064	TOTAL EXCHANGE TRADED FUNDS
Hospitality Properties Trust	24,300	586,845	( Cost - $511,728)
Host Hotels & Resorts, Inc.	19,726	350,926
Sunstone Hotel Investors, Inc. *	17,900	187,234	SHORT-TERM INVESTMENTS - 4.2%
		1,514,069	MONEY MARKET FUND - 4.2%
MANUFACTURED HOMES - 1.2%			Fidelity Institutional Money Market	578,515	578,515
Sun Communities, Inc.	4,200	161,616	Funds - Government Portfolio, 0.01%+
			TOTAL SHORT-TERM INVESTMENTS
OFFICE PROPERTY - 15.1%			( Cost - $578,515)
Boston Properties, Inc.	2,600	271,778
Brandywine Realty Trust	13,600	172,720	TOTAL INVESTMENTS - 99.7%
CommonWealth REIT	17,375	475,901	( Cost - $9,837,939)		$ 13,726,447
Highwoods Properties, Inc.	5,300	195,570	OTHER ASSETS LESS LIABILITIES - 0.3%		36,237
Mack-Cali Realty Corp.	13,100	462,692	NET ASSETS - 100.0%		$ 13,762,684
Parkway Properties, Inc.	7,400	132,682
SL Green Realty Corp.	4,400	363,132
		2,074,475

* Non-Income producing security.
+ Variable rate security. Interest rate is as of April 30, 2011.
REIT - Real Estate Investment Trust

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Unaudited)
April 30, 2011

Portfolio Composition () - Unaudited
Diversified		13.58%	Warehouse/Industrial		2.41%
Apartments		12.51%	Storage		4.99%
Regional Malls		19.88%	Shopping Centers		4.53%
Office Property		15.11%	Manufactured Homes		1.18%
Hotels		11.03%	Short Term Investments		4.22%
Health Care		6.62%	Exchanged Traded Fund		3.94%
					100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, Limited Partnership)

International markets, as measured by the MSCI All Country World ex U.S. Index (net) unhedged, gained 12.44 percent over the six-month period, ending April 30, 2011.  Over this period, the global economy realized continued growth, with intermittent concerns over the renewed prospect of a sovereign default in the euro-zone region.  From December 2010 onward, increasing geo-political upheavals in Middle Eastern autocracies propelled energy prices higher. Increased energy and food costs prompted inflationary concerns in European and Asian economies, and monetary tightening was ratcheted up at several central banks, most notably in China.

The most significant sources of value for the Fund in the first fiscal quarter ended January 31, 2011 were in South Korea, Poland and Switzerland, largely driven by stock selection. The positive performance within Poland was predominantly due to an overweight in regional miner KGHM Polska Miedz S.A. (KGH PW).  The financial sector led performance in Switzerland, as holdings such as Swiss Reinsurance Company Ltd. (RUKN VX) and Zurich Financial Services AG (ZURN VX) were up 14 percent and 7 percent, respectively. In South Korea, bottom-up security selection drove positive performance in the first fiscal quarter while the overall market continued its strong performance through the second fiscal quarter, particularly among consumer discretionary and materials stocks.  South Korean auto manufacturer Kia’s stock price increased 67percent for the first half of the fiscal year.

In the second fiscal quarter ending April 30, 2011, the Fund added significantly to holdings in the energy sector as a result of attractive basket-level earnings and basket-level momentum signals.  The information technology and materials sectors detracted from relative performance in the second fiscal quarter, mainly due to stocks in Finland and Peru. Finnish mobile phone-maker Nokia Corporation (NOK) shed 20 percent amid weak earnings and loss of market share to rival Apple Inc. (AAPL), and the Sub-Adviser trimmed this position during this period.  Peru’s Southern Copper Corporation (SCCO) fell in the second fiscal quarter amid softer prices in the global copper market and amid concerns monetary tightening in China might cool demand from a major importer.

In March 2011, a large earthquake and subsequent tsunami had a devastating effect on the domestic economy of Japan, with slackening global demand effects rippling outward from the world’s third largest economy. In the second fiscal quarter, the MSCI Pacific Index strongly lagged broader markets, falling 0.5 percent amid concerns that the natural disaster in Japan could derail an already tepid economic recovery in that nation. For the first half of the fiscal year, the MSCI Pacific Index gained 7 percent.

As was the case through much of 2010, the Fund continued to carry a significant underweight to the Japanese market for the six-month period ending April 30, 2011, which did detract from relative performance in the first fiscal quarter as Japanese stocks reversed their former trend of underperformance. Still, after the natural disasters and radiation concerns swept the country, the Fund’s strong underweight relative to the benchmark strongly aided performance for the second fiscal quarter. Following the steep sell-off by the market in March 2011, the Sub-Adviser added to the Fund’s Japanese holdings. The lack of exposure to financials or utilities in Japan strongly aided relative outperformance in the second fiscal quarter, as concerns over insurance payments, destroyed infrastructure grids, and the future of nuclear power, weighed heavily on these particular sectors.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011**

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	11.73%	22.04%	2.48%	2.21%	7.02%
Class C Class A with load of 5.75% Class A without load	11.16% 5.23% 11.64%	20.83% 14.69% 21.73%	1.46% 0.24% 2.23%	1.19% N/A N/A	5.97% (0.13)%* 1.25%*
MSCI ACW ex US Index (net) unhedged	12.44%	19.72%	(1.21)%	3.55%	8.58%

*Class A commenced operations on January 3, 2007.

**Arrowstreet Capital, Limited Partnership became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008.

The MSCI All Country World ex US Index (net) unhedged is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.53% for Class N, 3.53% for Class C and 2.78% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited)
April 30, 2011
Security	Shares	Market Value	Security	Shares	Market Value
COMMON STOCK - 97.8%
AEROSPACE/DEFENSE - 1.4%			BANKS - 3.2% (continued)
BAE Systems PLC	38,769	$ 212,680	Komercni Banka AS	133	$ 35,061
Cobham PLC	14,786	56,435	Natixis *	41,107	236,477
Rolls-Royce Group PLC *	41,509	445,938	Standard Bank Group Ltd.	1,450	22,709
		715,053			1,653,148
AGRICULTURE - 0.3%			BEVERAGES - 0.9%
Swedish Match AB	3,800	135,160	Cia de Bebidas das Americas - PFD	14,500	463,689

AIRLINES - 0.6%			BUILDING MATERIALS - 0.2%
Deutsche Lufthansa AG *	12,947	294,638	Asahi Glass Co. Ltd.	7,000	88,716
Turk Hava Yollari *	10,502	30,993
		325,631	CHEMICALS - 2.9%
AUTO MANUFACTURERS - 6.1%			Akzo Nobel NV	5,067	393,191
Daihatsu Motor Co. Ltd.	10,000	161,248	Brenntag AG *	704	87,077
Dongfeng Motor Group Co. Ltd.	32,000	50,073	Koninklijke DSM NV	5,435	374,908
Fiat SpA	30,543	326,408	LG Chem Ltd.	886	440,230
Fuji Heavy Industries Ltd.	37,000	274,910	Petronas Chemicals Group Bhd. *	75,100	183,375
Hino Motors Ltd.	11,000	52,045	PTT Chemical PCL	3,800	20,437
Hyundai Motor Co. - PFD	1,314	303,107			1,499,218
Hyundai Motor Co. - 2nd PFD	1,194	89,906	COAL - 1.3%
Hyundai Motor Co.	1,060	85,322	Indo Tambangraya Megah PT	127,500	698,655
Isuzu Motors Ltd.	15,000	64,216
Kia Motors Corp.	12,650	910,125	COMMERCIAL SERVICES - 0.3%
Peugeot SA *	8,329	378,288	Capita Group PLC	5,234	64,358
Renault SA *	7,364	448,749	Dai Nippon Printing Co. Ltd.	7,000	83,822
		3,144,397			148,180
AUTO PARTS & EQUIPMENT - 4.3%			COMPUTERS - 0.4%
Aisin Seiki Co. Ltd.	5,200	183,086	Logitech International SA *	6,907	95,652
Cie Generale des Etablissements Michelin	7,456	747,925	Research In Motion Ltd. *	2,061	99,790
GKN PLC	32,145	119,856			195,442
Hankook Tire Co. Ltd.	2,050	82,346	DISTRIBUTION/WHOLESALE - 0.7%
JTEKT Corp.	6,600	85,583	Sojitz Corp.	97,800	188,390
Koito Manufacturing Co. Ltd.	6,000	94,184	Toyota Tsusho Corp.	1,700	28,295
Nokian Renkaat OYJ	5,184	268,871	Wolseley PLC	3,442	124,929
Pirelli & C SpA	5,531	57,626			341,614
Sumitomo Rubber Industries Ltd.	10,500	118,771	DIVERSIFIED FINANCIAL SERVICES - 2.8%
Valeo SA *	7,417	472,808	Hong Kong Exchanges and Clearing Ltd.	800	18,292
		2,231,056	Investec Ltd.	9,517	76,804
BANKS - 3.2%			Investec PLC	36,333	292,441
ABSA Group Ltd.	7,197	148,750	Man Group PLC	50,929	212,975
Banco Santander Chile - ADR	1,056	96,719	Old Mutual PLC	102,579	238,873
Bank Danamon Indonesia Tbk PT	26,000	18,878	Redecard SA	8,200	119,602
Bank Handlowy w Warszawie SA	13,116	494,709	Schroders PLC	14,252	452,426
Bank of Cyprus Plc	18,417	67,210	TMX Group, Inc.	1,189	50,649
Credit Agricole SA	28,144	468,509			1,462,062
FirstRand Ltd.	20,420	64,126

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2011
Security	Shares	Market Value	Security	Shares	Market Value

ELECTRIC - 1.3%			HEALTHCARE-PRODUCTS - 1.0%
Aboitiz Power Corp.	81,100	$ 60,026	Coloplast A/S	1,201	$ 176,802
Centrais Eletricas Brasileiras SA *	12,700	186,047	Fresenius SE & Co. KGaA	192	20,214
Cia Energetica de Minas Gerais - ADR	8,019	167,357	Smith & Nephew PLC	7,074	77,665
Cia Energetica de Sao Paulo - PFD	5,100	98,661	Smith & Nephew PLC - ADR	480	26,602
Eletropaulo Metropolitana SA	5,400	131,959	William Demant Holding A/S *	2,486	231,963
International Power PLC	8,026	44,394			533,246
		688,444	HEALTHCARE-SERVICES - 0.1%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%			BioMerieux	397	43,197
Legrand SA	812	37,104
LG Electronics, Inc.	985	94,837	HOLDING COMPANIES-DIVERSIFIED - 2.3%
Mitsubishi Electric Corp.	16,000	177,815	Dogan Sirketler Grubu Holdings *	135,353	107,566
		309,756	Imperial Holdings Ltd.	9,272	166,358
ELECTRONICS - 0.2%			KOC Holding AS	96,434	518,981
Laird PLC	26,230	61,730	LG Corp.	2,711	249,617
Mitsumi Electric Co. Ltd.	4,500	57,600	Remgro Ltd.	7,192	124,361
		119,330			1,166,883
ENGINEERING & CONSTRUCTION - 0.4%			HOME BUILDERS - 0.1%
Aveng Ltd.	2,132	11,297	Sekisui Chemical Co. Ltd.	9,000	75,375
Bouygues SA	1,138	56,677
Sacyr Vallehermoso SA *	9,342	118,070	HOME FURNISHINGS - 0.3%
		186,044	Arcelik AS	22,671	128,646
ENTERTAINMENT - 0.4%
OPAP SA	8,549	181,157	HOUSEWARES - 0.3%
			Turkiye Sise ve Cam Fabrikalari AS *	57,407	141,006
FOOD - 1.6%
Ajinomoto Co., Inc.	1,000	11,101	INSURANCE - 5.7%
Aryzta AG	68	3,788	Admiral Group PLC	596	16,846
BIM Birlesik Magazalar AS	2,684	93,604	Aviva PLC	52,072	389,491
Kerry Group PLC	1,389	57,576	Baloise Holding AG	1,890	208,888
Kesko OYJ	4,968	258,020	Delta Lloyd NV	1,133	29,833
Koninklijke Ahold NV	18,173	255,411	Discovery Holdings Ltd.	14,381	82,727
Saputo, Inc.	1,350	63,571	Dongbu Insurance Co. Ltd.	760	36,243
Shoprite Holdings Ltd.	5,790	91,127	Hannover Rueckversicherung AG	3,219	195,427
		834,198	MMI Holdings Ltd.	5,047	13,055
FOOD SERVICE - 0.5%			Sampo OYJ	9,411	317,078
Compass Group PLC	27,709	270,824	Samsung Fire & Marine Insurance Co. Ltd.	1,017	218,487
			Sanlam Ltd.	34,544	147,755
FOREST PRODUCTS & PAPER - 0.3%			SCOR SE	2,496	76,254
Sappi Ltd. *	14,316	77,872	Swiss Life Holding AG *	2,077	378,705
UPM-Kymmene OYJ	2,708	55,587	Swiss Reinsurance Co. Ltd. *	6,782	404,098
		133,459	Zurich Financial Services AG *	1,589	446,174
HAND/MACHINE TOOLS - 0.2%					2,961,061
Finning International, Inc.	1,834	53,643
Fuji Electric Co. Ltd.	10,000	31,446
		85,089

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2011
Security	Shares	Market Value	Security	Shares	Market Value

INTERNET - 0.3%			MINING - 6.2%
United Internet AG	6,847	133,554	Aneka Tambang Tbk PT	507,500	$ 135,352
			Antofagasta PLC	1,222	28,074
INVESTMENT COMPANIES - 0.7%			Boliden AB *	6,453	145,865
Discount Investment Corp.	14,903	304,804	Cia de Minas Buenaventura SA - ADR	4,242	176,764
Resolution Ltd.	10,194	51,589	Fresnillo PLC	4,323	119,029
		356,393	Gold Fields Ltd.	3,040	54,221
IRON/STEEL - 1.6%			Gold Fields Ltd. - ADR	11,100	198,024
Dongkuk Steel Mill Co. Ltd.	1,850	73,774	Grupo Mexico SAB de CV	85,400	295,503
Fortescue Metals Group Ltd.	13,509	91,370	KGHM Polska Miedz SA	8,812	649,186
Kobe Steel Ltd.	12,000	29,725	MMC Norilsk Nickel OJSC - ADR	1,729	48,153
Kumba Iron Ore Ltd.	4,158	303,400	OZ Minerals Ltd.	122,632	194,237
Severstal OAO - ADR	1,208	21,732	Southern Copper Corp.	15,154	567,669
Voestalpine AG	6,481	319,096	Umicore SA	10,746	616,421
		839,097			3,228,498
LEISURE TIME - 0.4%			MISCELLANEOUS MANUFACTURING - 1.1%
Sega Sammy Holdings, Inc.	4,200	73,436	Cheil Industries, Inc.	504	55,575
Yamaha Corp.	12,300	153,563	IMI PLC	6,365	116,340
		226,999	Invensys PLC	3,998	22,750
LODGING - 0.2%			Nikon Corp.	13,200	276,147
Kangwon Land, Inc.	2,230	50,705	Smiths Group PLC	5,395	120,167
SJM Holdings Ltd.	29,000	62,651			590,979
		113,356	OIL & GAS - 14.0%
MACHINERY-CONSTRUCTION & MINING - 0.2%			Baytex Energy Corp.	601	36,881
Atlas Copco AB	4,368	116,024	BP PLC - ADR	5,971	275,502
			Cenovus Energy, Inc.	3,110	118,511
MACHINERY-DIVERSIFIED - 0.4%			Ecopetrol SA - ADR	2,753	120,774
IHI Corp.	30,000	76,196	Enerplus Corp.	418	13,447
MAN SE *	893	124,517	ENI SpA	12,732	341,147
		200,713	Gazprom OAO - ADR	56,448	952,278
MEDIA - 1.7%			Idemitsu Kosan Co. Ltd.	200	23,610
BEC World PCL	153,500	177,503	JX Holdings, Inc.	25,600	179,971
ITV PLC *	55,903	71,122	Lukoil OAO - ADR	1,774	123,648
Kabel Deutschland Holding AG *	1,353	84,716	OMV AG	884	40,333
PagesJaunes Groupe	3,022	31,522	Polski Koncern Naftowy Orlen S.A. *	4,276	89,259
Societe Television Francaise 1	1,699	31,920	Repsol YPF SA	31,168	1,113,536
Vivendi SA	16,040	503,323	Repsol YPF SA - ADR	1,787	63,832
		900,106	Rosneft Oil Co. - GDR	32,931	294,771
METAL FABRICATE/HARDWARE - 1.3%			Royal Dutch Shell PLC - ADR	2,895	224,305
Tenaris SA	27,512	695,307	Royal Dutch Shell PLC - ADR	1,069	83,767
			Sasol Ltd.	9,968	574,383
			Sasol Ltd. - ADR	327	18,907
			Seadrill Ltd.	321	11,400
			SK Holdings Co. Ltd.	887	159,425

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2011
Security	Shares	Market Value	Security	Shares	Market Value

OIL & GAS - 14.0% (continued)			RETAIL - 3.4% (continued)
Statoil ASA	4,053	$ 118,848	Alimentation Couche Tard, Inc.	8,180	$ 213,901
Surgutneftegas OJSC - ADR	3,297	34,717	CP ALL PCL	75,900	110,053
Thai Oil PCL	28,600	81,121	Enterprise Inns PLC *	39,979	63,781
Total SA	21,211	1,359,437	Home Retail Group PLC	35,237	129,961
Total SA - ADR	5,370	344,915	Kingfisher PLC	26,185	120,226
Tupras Turkiye Petrol Rafinerileri AS	14,255	464,317	Punch Taverns PLC *	51,316	67,446
		7,263,042	Woolworths Holdings Ltd/South Africa	11,804	53,723
OIL & GAS SERVICES - 0.6%					1,762,531
AMEC PLC	3,199	64,146	SEMICONDUCTORS - 2.2%
Cie Generale de Geophysique - Veritas *	3,061	107,916	ARM Holdings PLC	21,822	226,100
Petrofac Ltd.	4,926	124,409	ARM Holdings PLC - ADR	2,541	79,940
Subsea 7 SA	1,414	37,283	ASM Pacific Technology Ltd.	4,200	56,569
		333,754	Elpida Memory, Inc. *	8,300	124,145
PACKAGING & CONTAINERS - 0.1%			Infineon Technologies AG	13,400	151,406
Rexam PLC	10,984	71,744	Macronix International	409,727	269,655
			STMicroelectronics NV	18,201	215,554
PHARMACEUTICALS - 8.6%			STMicroelectronics NV - ADR	1,128	13,401
Actelion Ltd.	1,034	60,839			1,136,770
AstraZeneca PLC	23,794	1,180,022	SHIPBUILDING - 0.2%
AstraZeneca PLC - ADR	901	44,897	SembCorp Marine Ltd.	19,000	88,229
GlaxoSmithKline PLC	4,531	98,909
GlaxoSmithKline PLC - ADR	31,321	1,367,475	SOFTWARE - 0.2%
Novo Nordisk A/S	3,782	479,157	Sage Group PLC	22,666	108,090
Ono Pharmaceutical Co. Ltd.	1,800	91,213
Orion OYJ	1,698	42,252	TELECOMMUNICATIONS - 12.3%
Sanofi-Aventis SA	6,330	501,200	Bezeq The Israeli Telecommunication Corp. Ltd.	64,179	190,999
Sanofi-Aventis SA - ADR	2,937	116,070	Brasil Telecom SA - PFD	5,500	51,024
Santen Pharmaceutical Co. Ltd.	2,400	92,666	BT Group PLC	168,525	552,820
Shire PLC	4,162	129,045	BT Group PLC - ADR	157	5,190
Valeant Pharmaceuticals International, Inc.	4,800	251,337	Cable & Wireless Worldwide PLC	67,093	53,957
		4,455,082	Cellcom Israel Ltd.	1,882	60,619
REAL ESTATE - 0.2%			Cellcom Israel Ltd.	2,391	76,751
Fraser and Neave Ltd.	16,000	82,080	Deutsche Telekom AG	6,006	99,599
			Inmarsat PLC	11,131	113,231
RETAIL - 3.4%			Mobile Telesystems OJSC - ADR	13,968	295,423
Inditex SA	4,322	387,894	MTN Group Ltd.	10,551	234,016
Jollibee Foods Corp.	32,600	72,173	Nippon Telegraph & Telephone Corp.	13,400	623,291
Marui Group Co. Ltd.	9,800	67,583	Nippon Telegraph & Telephone Corp. - ADR	2,338	54,125
Massmart Holdings Ltd.	4,731	103,286	Nokia OYJ	85,580	789,009
Swatch Group AG	433	212,929	Nokia OYJ - ADR	7,675	70,840
UNY Co. Ltd.	4,200	36,740	NTT DoCoMo, Inc.	215	398,194
Next PLC	3,281	122,835	NTT DoCoMo, Inc. - ADR	514	9,514

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2011
Security	Shares	Market Value	Security	Shares	Market Value

TELECOMMUNICATIONS - 12.3% (continued)			WATER - 0.3%
PCCW Ltd.	770,000	$ 305,704	Cia de Saneamento Basico do Estado de Sao Paulo	2,000	$ 58,470
Softbank Corp.	4,500	189,547	Cia de Saneamento Basico do Estado de Sao
StarHub Ltd.	70,000	164,443	Paulo - ADR	1,577	92,286
Swisscom AG	606	277,759	Severn Trent PLC	931	23,381
Tele2 AB	4,247	106,885			174,137
Telecom Italia SpA	23,783	35,789
Telenor ASA	11,519	199,200	TOTAL COMMON STOCK ( Cost - $41,218,819)		50,689,042
Turk Telekomunikasyon AS	1,223	6,375
VimpelCom Ltd. - ADR	5,124	74,657	SHORT-TERM INVESTMENTS - 0.5%
Vodafone Group PLC	201,608	582,447	MONEY MARKET FUND - 0.5%
Vodafone Group PLC - ADR	25,992	756,887	Fidelity Institutional Money Market Funds -
		6,378,295	Government Portfolio - 0.01% +	260,759	260,759
TRANSPORTATION - 0.9%			TOTAL SHORT-TERM INVESTMENTS ( Cost - $260,759)
Deutsche Post AG *	17,447	344,309
Firstgroup PLC	8,544	46,398	TOTAL INVESTMENTS - 98.3% ( Cost - $41,479,578)		$50,949,801
Neptune Orient Lines Ltd.	27,000	41,617	OTHER ASSETS LESS LIABILITIES - 1.7%		878,815
Orient Overseas International Ltd.	5,500	42,202	NET ASSETS - 100.0%		$51,828,616
		474,526

* Non-income producing security.
ADR - American Depositary Receipt.
+ Variable rate security. Interest rate is as of April 30, 2011.

Portfolio Composition () - Unaudited
Other Countries	31.85%		Switzerland	4.82%
Britain	19.06%		Finland	3.55%
France	11.76%		Russia	3.49%
Japan	8.44%		Spain	3.32%
South Korea	5.62%		Germany	3.03%
South Africa	5.06%		Total	100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, underperformed small cap growth stocks, as measured by the Russell 2000 Growth Index in the six-month period ending April 30, 2011 by a relatively wide margin.  Small cap value stocks gained 20.3 percent over the first two fiscal quarters, while small cap growth stocks increased 27.1 percent.  In periods of economic expansion, value stocks often underperform growth stocks that may be perceived to have better prospects for larger returns in an environment that may encourage more volatile stocks.

The consumer cyclical sector was a top contributor to performance against the benchmark index in the six-month period ending April 30, 2011.  The Sub-Adviser overweighted the sector by more than 2 percent and handily beat the return of consumer cyclical stocks within the benchmark.  One of the top ten holdings, Stage Stores, Inc. (SSI), a clothing retailer, returned more than 45 percent in the time period studied.  The Sub-Adviser plans to trim its exposure to cyclical firms, but still remain overweight the sector relative to the benchmark.

A slight overweight to the consumer staples sector, as well as security selection, added value to the portfolio.  The Sub-Adviser’s selections in this sector gained more than 36 percent, while staples stocks in the index returned only 18 percent.  The Sub-Adviser plans to maintain the overweight and expects the sector to remain strong as lingering doubts about the strength of the economic recovery persist.

The commercial services sector also did well, with a return of more than 24 percent over the six month period ending April 30, 2011.  Commercial services stocks within the portfolio increased by more than 24 percent versus the overall index gain of 20 percent.  The Brinks Company (BCO), an armored vehicle company which provides secure transportation for valuables to financial institutions, returned more than 40 percent in the six-month period ending April 30, 2011 and was a 1.4 percent position in the portfolio.

Exposure to the financial sector had a somewhat negative impact on the portfolio.  The Sub-Adviser underweighted the sector relative to the index by approximately 3 percent, which was a positive, as stocks in that sector underperformed the overall index by a wide margin.  Security selection in financials detracted slightly, however, as the portfolio’s holdings underperformed the average financial stocks in the index, though by a relatively small margin.  Trustmark Corporation, a regional bank contained in the portfolio, gained only 1 percent in the six-month period ending April 30, 2011.

The energy sector had a positive impact on the portfolio, though it lagged in the second half of the six-month period ending April 30, 2011.  The Sub-Adviser underweighted the sector by a small amount, but its selections returned nearly 50 percent versus the overall index return of just over 20 percent.  Berry Petroleum Co. (BRY), an independent oil and gas exploration firm, had a 55 percent total return in the time period studied.

Going forward, the Sub-Adviser is concerned that once the Federal Reserve’s second round of quantitative easing, popularly known as “QE2.” is removed, there will be a drag on job creation in the public sector.  It is also concerned that consumer spending may slow due to higher energy prices and that markets are hitting highs with more headwinds than tailwinds.  The Sub-Adviser will continue to defensively position the Fund and hold stocks which it perceives to be of “high quality.”

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	18.62%	18.01%	4.09%	3.06%	3.38%
Class C Class A with load of 5.75% Class A without load	18.09% 11.70% 18.46%	16.84% 10.95% 17.74%	3.03% 1.81% 3.83%	2.05% N/A N/A	2.37% (0.54)%* 0.83%*
Russell 2000 Value Index	20.31%	14.57%	6.23%	2.50%	5.26%

* Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.08% for Class N, 3.08% for Class C and 2.33% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited)
April 30, 2011

Security	Shares	Market Value	Security	Shares	Market Value
COMMON STOCK - 97.9%
AEROSPACE/DEFENSE - 0.9%			HEALTHCARE-PRODUCTS - 5.2%
Curtiss-Wright Corp.	5,000	$ 166,250	Cooper Cos., Inc.	6,070	$ 454,643
			Meridian Bioscience, Inc.	12,230	302,203
APPAREL - 1.8%			STERIS Corp.	6,570	236,783
Columbia Sportswear Co.	5,200	353,548			993,629
			HOUSEHOLD PRODUCTS - 6.0%
AUTO PARTS & EQUIPMENT - 2.3%			Ennis, Inc.	11,050	206,414
Cooper Tire & Rubber Co.	16,650	449,217	Lancaster Colony Corp.	4,095	250,245
			Toro, Co.	4,720	320,535
BANKS - 8.4%			Tupperware Brands Corp.	5,820	370,559
Astoria Financial Corp.	20,240	292,873			1,147,753
Community Bank System, Inc.	6,500	162,630	INSURANCE - 10.1%
Fulton Financial Corp.	30,650	357,992	Alterra Capital Holdings Ltd.	13,580	298,488
Trustmark Corp.	7,650	177,786	American Equity Investment Life Holding Co.	29,210	375,641
Westamerica Bancorporation	6,035	306,518	Endurance Specialty Holdings Ltd.	6,050	268,257
Wintrust Financial Corp.	9,540	321,403	Platinum Underwriters Holdings Ltd.	7,995	302,291
		1,619,202	Protective Life Corp.	10,750	289,282
CHEMICALS - 5.2%			StanCorp Financial Group, Inc.	5,020	216,362
Arch Chemicals, Inc.	5,200	201,084	Unitrin, Inc.	6,200	187,488
Cabot Corp.	8,170	366,424			1,937,809
Innophos Holdings, Inc.	6,770	313,722	IRON/STEEL - 1.4%
Sensient Technologies Corp.	3,000	113,670	Schnitzer Steel Industries, Inc.	4,350	270,005
		994,900
COMMERCIAL SERVICES - 5.5%			MINING - 1.0%
AO Smith Corp.	8,400	369,348	Silvercorp Metals, Inc.	13,650	185,503
Brink's Co.	8,490	280,255
CDI Corp.	5,130	76,027	OIL & GAS - 5.7%
MAXIMUS, Inc.	4,200	335,958	Berry Petroleum Co.	4,450	236,429
		1,061,588	Holly Corp.	3,150	182,385
DISTRIBUTION/WHOLESALE - 2.3%			Penn Virginia Corp.	17,950	277,507
Owens & Minor, Inc.	12,652	435,861	SM Energy Co.	5,340	405,092
					1,101,413
ELECTRIC - 3.0%			PACKAGING & CONTAINERS - 2.0%
Portland General Electric Co.	11,800	294,528	Temple-Inland, Inc.	16,260	382,598
UIL Holdings Corp.	8,620	274,288
		568,816	PHARMACEUTICALS - 1.2%
ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%			Medicis Pharmaceutical Corp.	6,500	230,490
Belden, Inc.	7,020	266,971
			REITS - APARTMENTS - 1.1%
ELECTRONICS - 2.3%			American Campus Communities, Inc.	5,740	201,761
CTS Corp.	16,650	182,983
Park Electrochemical Corp.	8,138	260,172	REITS - HEALTH CARE - 0.7%
		443,155	LTC Properties, Inc.	4,450	130,919
GAS - 2.4%
South Jersey Industries, Inc.	8,075	463,909	REITS - MANUFACTURED HOMES - 1.3%
			Equity Lifestyle Properties, Inc.	4,200	251,244
HAND/MACHINE TOOLS - 2.0%
Franklin Electric Co., Inc.	8,630	389,299

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited) (Continued)
April 30, 2011

Security	Shares	Market Value	Security	Shares	Market Value

REITS - MORTGAGE - 1.4%			TELECOMMUNICATIONS - 1.5%
MFA Financial, Inc.	32,760	$ 261,425	Plantronics, Inc.	7,785	$ 288,590

REITS - OFFICE PROPERTY - 5.3%			TRANSPORTATION - 2.4%
BioMed Realty Trust Inc.	11,200	222,208	Teekay Tankers Ltd. - Cl. A	13,850	130,190
Brandywine Realty Trust	25,780	327,406	Tidewater, Inc.	5,420	322,544
Mack-Cali Realty Corp.	6,110	215,805			452,734
Government Properties Income Trust	9,300	255,006	TRUCKING & LEASING - 1.7%
		1,020,425	GATX Corp.	7,695	325,268

REITS - WAREHOUSE - 1.1%
First Potomac Realty Trust	13,500	219,105	TOTAL COMMON STOCK ( Cost - $13,518,832)		18,767,280

RETAIL - 9.3%			SHORT-TERM INVESTMENTS - 2.2%
Finish Line, Inc.	21,840	469,342	MONEY MARKET FUND - 2.2%
Regis Corp.	15,170	257,890	Fidelity Institutional Money Market Funds - Government
Stage Stores, Inc.	15,752	303,384	Portfolio - 0.01% +	417,484	417,484
Bob Evans Farms, Inc.	10,840	339,942	TOTAL SHORT-TERM INVESTMENTS ( Cost - $417,484)
Cash America International, Inc.	8,540	405,223
		1,775,781	TOTAL INVESTMENTS - 100.1% ( Cost - $13,936,316)		$ 19,184,764
SOFTWARE - 2.0%			OTHER LIABILITIES LESS ASSETS - (0.1) %		(17,619)
Blackbaud, Inc.	13,670	378,112	NET ASSETS - 100.0%		$ 19,167,145

REIT - Real Estate Investment Trust.
+ Variable rate security. Interest rate is as of April 30, 2011.

Portfolio Composition () - Unaudited
Financial	30.06%		Energy	5.87%
Consumer Cyclical	17.77%		Utilities	5.50%
Industrial	16.39%		Technology	2.01%
Consumer Non-Cyclical	13.13%		Communications	1.54%
Basic Materials	7.73%		Total	100.00%

() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners)

Large cap growth equities, as measured by the Russell 1000 Growth Index, gained 17.0 percent over the six-month period ending April 30, 2011.  Value stocks outperformed growth stocks in the large cap space, with the Russell 1000 Value Index gaining 17.3 percent.  This was a reverse from the previous six-month period and might be attributed to the general market rally that started near the end of August, 2010.

The Federal Reserve’s decision to extend its “quantitative easing” measures may have created unusual conditions for the large cap segment that may have limited the effectiveness of the Sub-Adviser’s strategy.  The Sub-Adviser, Mar Vista Investment Partners, LLC, utilizes a fundamental, bottom-up stock picking investment process that seeks wide-moat companies.  It feels that the intrinsic value that is sought after, during the stock selection process, may not be fully realized until the Federal Reserve’s involvement in the market subsides.  The Sub-Adviser believes the willingness of investors to price smaller-cap, faster growing, and cyclical businesses has resulted in generally excessive valuations.

The Fund’s relative underperformance may be attributed to the Sub-Adviser’s long-term approach to stock selection.  Despite suffering losses towards the end of 2010 and early 2011, the Sub-Adviser has maintained its position in Anheuser-Busch Companies, Inc. (BUD).  Anheuser-Busch made a moderate comeback late in the period for a total return 3.6 percent.  In the technology sector, Microsoft Corporation (MSFT) and Hewlett Packard Company (HPQ) dragged on relative performance as they were both in negative territory for the sixth-month period.  However, the Sub-Adviser feels that both companies, like Anheuser-Busch, may be well positioned within their respective sectors for growth over the long-term.

Over the first half of the fiscal year, the Sub-Adviser may have found more compelling opportunities in larger dominant franchises. Two companies in the energy sector that contributed to the overall performance were Exxon Mobil Corporation (XOM) and Chevron Corporation (CVX).  Exxon gained 33.8 percent and Chevron gained 34.6 percent capitalizing on a rise in energy prices.  From a broader perspective, strong stock selection in the consumer discretionary sector added to the relative performance of the Fund.  The Fund also benefitted from stock selection in the healthcare sector, specifically C.R. Bard, Inc. (BCR), which gained 28.9 percent over the period.

Towards the end of the period, the Fund’s margin of safety (the difference between the market price of a security and the intrinsic value calculated above the market price) was 21 percent.  While this is level is at the low-end of the strategy’s historical range, the Sub-Adviser continues to position the portfolio for potentially strong relative performance over the long-term.  Although the Sub-Adviser is cautiously optimistic moving forward, it remains persistent in its strategy keeping in mind the longer time horizon of three to five years for its holdings.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	10.91%	10.91%	(7.00)%	(3.42)%	(0.04)%
Class C Class A with load of 5.75% Class A without load	10.30% 4.35% 14.87%	9.97% 4.35% 10.66%	(7.91)% (9.09)% (7.30)%	(4.36)% N/A N/A	(1.01)% (4.48)%* (3.17)%*
Russell 1000 Growth Index	16.96%	20.87%	4.55%	5.06%	5.57%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.27% for Class N, 2.27% for Class C and 1.52% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.3%
ADVERTISING - 2.0%			MEDIA - 5.5%
Omnicom Group, Inc.	15,498	$ 762,347	News Corp.	76,198	$ 1,357,848
			Walt Disney Co.	17,385	749,293
AEROSPACE/DEFENSE - 6.2%					2,107,141
Goodrich Corp.	8,817	779,158	OIL & GAS - 7.1%
Rockwell Collins, Inc.	11,626	733,601	Chevron Corp.	8,309	909,337
United Technologies Corp.	9,476	848,860	Exxon Mobil Corp.	20,346	1,790,448
		2,361,619			2,699,785
BANKS - 2.6%			PHARMACEUTICALS - 2.4%
Wells Fargo & Co.	34,191	995,300	Novartis AG	15,455	914,472

BEVERAGES - 4.7%			RETAIL - 6.1%
Anheuser-Busch InBev NV - ADR	8,700	556,539	Dollar General Corp. *	25,340	825,831
PepsiCo, Inc.	17,973	1,238,160	Lowe's Cos, Inc.	28,422	746,077
		1,794,699	Target Corp.	15,275	750,003
CHEMICALS - 2.4%					2,321,911
Praxair, Inc.	8,601	915,318	SEMICONDUCTORS - 4.9%
			Intel Corp.	39,339	912,271
COMMERCIAL SERVICES - 5.2%			Maxim Integrated Products, Inc.	35,499	970,543
CoreLogic, Inc. *	21,297	392,078			1,882,814
Paychex, Inc.	30,791	1,007,174	SOFTWARE - 8.6%
Visa, Inc. - Cl. A	7,565	590,978	Adobe Systems, Inc. *	23,136	776,213
		1,990,230	Microsoft Corp.	46,905	1,220,468
COMPUTERS - 5.3%			Oracle Corp.	35,860	1,292,753
Apple, Inc. *	3,168	1,103,193			3,289,434
Hewlett-Packard Co.	23,016	929,156	TELECOMMUNICATIONS - 5.3%
		2,032,349	American Tower Corp. - Class A *	21,894	1,145,275
COSMETICS/PERSONAL CARE - 2.0%			QUALCOMM, Inc.	15,425	876,757
Procter & Gamble Co.	12,141	787,951			2,022,032
			TRANSPORTATION - 4.1%
ELECTRONICS - 2.7%			FedEx Corp.	10,199	975,738
Thermo Fisher Scientific, Inc. *	17,215	1,032,728	Union Pacific Corp.	5,677	587,399
					1,563,137
ENGINEERING & CONSTRUCTION - 1.9%
Jacobs Engineering Group, Inc. *	14,634	725,993	TOTAL COMMON STOCK		37,173,920
			( Cost - $31,093,142)
HEALTHCARE-PRODUCTS - 10.9%
Baxter International, Inc.	15,224	866,246	SHORT-TERM INVESTMENTS - 2.7%
C.R. Bard, Inc.	12,213	1,303,738	MONEY MARKET FUND - 2.7%
Johnson & Johnson	15,811	1,039,099	Fidelity Institutional Money Market	1,019,038	1,019,038
St. Jude Medical, Inc.	17,843	953,530	Money Market Portfolio - 0.19%
		4,162,613	TOTAL SHORT-TERM INVESTMENTS
INSURANCE - 5.7%			( Cost - $1,019,038)
Berkshire Hathaway, Inc. *	14,891	1,240,420
First American Financial Corp.	61,569	960,476	TOTAL INVESTMENTS - 100.0%		$ 38,192,958
		2,200,896	( Cost - $32,112,180)
MACHINERY-CONSTRUCTION & MINING - 1.6%			OTHER ASSETS LESS LIABILITIES - 0.0%		13,369
Joy Global, Inc.	6,054	611,151	NET ASSETS - 100.0%		$ 38,206,327

* Non-Income producing security.
+ Variable rate security. Interest rate is as of April 30, 2011.
ADR - American Depositary Receipt.

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited) (Continued)
April 30, 2011
Portfolio Composition () - Unaudited

Consumer, Non-Cyclical		25.27%	Energy		7.07%
Technology		18.86%	Consumer, Cyclical		6.08%
Industrial		16.48%	Funds		2.66%
Communications		12.81%	Basic Materials		2.40%
Financial		8.37%	Total		100.00%

() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, experienced a total return of 27.1 percent during the first half of the fiscal quarter ending April 30, 2011.  According to the Sub-Adviser, the significant gain in this asset class might be attributed to the early stages of economic growth, where smaller companies may have more leverage in an improving economy.

While the portfolio benefitted on an absolute basis from nearly all sectors, being underweight energy and materials and overweight cash, relative to the benchmark, detracted from the overall relative performance of the Fund.  The Sub-Adviser has scaled back its exposure to the consumer discretionary sector, incidental to the Sub-Adviser’s bottom-up approach to stock selection.

The Sub-Adviser has continued to search for companies that it believes have significant earnings potential and superior value propositions.  Specifically, two holdings that added notable value to the overall performance of the Fund were Fossil, Inc. (FOSL) and Polypore International, Inc. (PPO).  Each holding was held throughout the entire six-month period and returned 62.4 percent and 85.7 percent, respectively.  Fossil may have benefitted from continued product expansion and increased exposure to foreign markets, as consumer appetite appeared to grow stronger. Polypore, a global developer of polymer-based membranes, benefitted from increased sales over the period.

Within the technology sector, the portfolio has benefitted from its weighting in IPG Photonics Corporation (IPGP).  IPG, a producer of high-power fiber lasers, might be increasingly sought after for their products as companies across industry sectors have been replacing outdated, traditional lasers.  The company returned 222.3 percent over the first half of the fiscal year.  Another holding within the information technology sector is Broadsoft, Inc. (BSFT). Broadsoft specializes in three dimensional processors and also leads the industry in its Voice over Internet Protocol (VoIP) solutions.  Since being added to the portfolio in early November, Broadsoft has gained 208.6 percent.

Stock selection within the healthcare sector detracted from the relative performance of the Fund.  Thoratech Corporation (THOR), a manufacturer of artificial heart pumps, detracted from performance during the first quarter after losing its position as a dominant leader in the industry to a competitor.  The competitor, Heartware International, Inc. (HTWR), produced superior clinical results for their product, negatively effecting Thoratech’s stock price.  However, since both companies were held in the Fund’s portfolio, relative losses were minimized.  Thoratech was sold off during the quarter as a result of this disruptive event; yet, Heartware’s growth in the first quarter proved short lived.  Concerns regarding adverse effects from recent clinical trials of their heart-assist devices have sent its share value downward.  The Sub-Adviser continues its position in Heartware but has paired back its overall weighting in the portfolio.

While the Sub-Adviser remains optimistic in the short-term regarding the overall economy, it is cautious about any long term expectations.  Volatility, increasing inflationary pressure, and the imminent end to the Federal Reserve’s quantitative easing program has created uncertainty for many market participants.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	30.58%	29.44%	11.52%	6.38%	8.64%
Class C Class A with load of 5.75% Class A without load	29.87% 22.86% 30.38%	28.08% 21.68% 29.15%	10.41% 9.07% 11.25%	5.32% N/A N/A	7.57% 6.96%* 8.45%*
Russell 2000 Growth Index	27.07%	30.29%	9.62%	5.14%	7.41%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.22% for Class N, 3.22% for Class C and 2.47% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.5%			ELECTRONICS - 4.1%
APPAREL - 1.9%			Coherent, Inc. *	3,270	$ 204,408
Oxford Industries, Inc.	6,172	$ 212,008	FEI Co. *	5,823	189,015
Timberland Co. *	5,481	247,686	Imax Corp. *	7,047	247,209
		459,694	OSI Systems, Inc. *	4,246	163,004
AUTO MANUFACTURERS - 0.7%			PerkinElmer, Inc.	6,430	181,776
Wabash National Corp. *	15,287	168,616			985,412
			HEALTHCARE-PRODUCTS - 9.9%
AUTO PARTS & EQUIPMENT - 4.0%			Align Technology, Inc. *	8,578	207,073
Commercial Vehicle Group, Inc. *	10,553	182,145	Caliper Life Sciences, Inc. *	15,273	102,176
Meritor, Inc. *	12,436	214,024	Cyberonics, Inc. *	6,138	218,329
Tenneco, Inc. *	4,752	219,590	DexCom, Inc. *	14,528	241,891
WABCO Holdings, Inc. *	4,622	341,335	Edwards Lifesciences Corp. *	2,623	226,496
		957,094	HeartWare International, Inc. *	2,980	222,338
BANKS - 0.9%			Merit Medical Systems, Inc. *	11,306	263,656
Signature Bank *	3,736	217,473	NxStage Medical, Inc. *	8,884	218,902
			OraSure Technologies, Inc. *	27,298	240,495
BIOTECHNOLOGY - 0.9%			SonoSite, Inc. *	7,891	273,818
Cubist Pharmaceuticals, Inc. *	6,169	208,821	Syneron Medical Ltd. *	13,706	172,010
					2,387,184
BUILDING MATERIALS - 0.8%			HEALTHCARE-SERVICES - 1.8%
Apogee Enterprises, Inc.	13,000	185,640	Bio-Reference Labs, Inc. *	6,960	175,462
			IPC The Hospitalist Co. *	4,746	246,127
CHEMICALS - 0.9%					421,589
TPC Group, Inc. *	5,288	208,559	HOME BUILDERS - 0.6%
			Winnebago Industries, Inc. *	12,373	153,178
COMMERCIAL SERVICES - 5.3%
Dollar Financial Corp. *	10,914	250,913	HOME FURNISHINGS - 1.8%
ExamWorks Group, Inc. *	8,621	191,386	La-Z-Boy, Inc. *	19,623	230,766
H&E Equipment Services, Inc. *	11,353	225,925	Select Comfort Corp. *	12,935	205,278
Korn/Ferry International *	8,958	185,520			436,044
Sotheby's	4,015	202,838	INTERNET - 2.9%
SuccessFactors, Inc. *	5,923	205,350	BroadSoft, Inc. *	4,969	225,841
		1,261,932	comScore, Inc. *	9,056	269,959
COMPUTERS - 5.2%			Vocus, Inc. *	6,970	206,521
3D Systems Corp. *	4,275	178,353			702,321
Electronics for Imaging, Inc. *	17,978	322,885	LEISURE TIME - 1.0%
Fortinet, Inc. *	6,667	324,683	Polaris Industries, Inc.	2,275	239,853
MTS Systems Corp.	4,943	218,827
Riverbed Technology, Inc. *	6,100	214,354	MACHINERY-DIVERSIFIED - 6.5%
		1,259,102	Altra Holdings, Inc. *	5,551	140,940
DISTRIBUTION/WHOLESALE - 2.9%			Cascade Corp.	2,132	97,646
Fossil, Inc. *	5,047	483,402	Chart Industries, Inc. *	5,215	253,501
MWI Veterinary Supply, Inc. *	2,534	210,753	Kadant, Inc. *	4,448	137,221
		694,155	Manitowoc Co.	11,155	247,529
DIVERSIFIED FINANCIAL SERVICES - 2.0%			Robbins & Myers, Inc.	4,679	203,396
Financial Engines, Inc. *	9,805	278,756	Sauer-Danfoss, Inc. *	5,151	303,961
Portfolio Recovery Associates, Inc. *	2,238	202,002	Tennant Co.	4,314	176,960
		480,758			1,561,154
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%			METAL FABRICATE/HARDWARE - 1.2%
Universal Display Corp. *	4,126	226,682	CIRCOR International, Inc.	4,360	198,075
			RBC Bearings, Inc. *	2,175	85,391
					283,466

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited) (Continued)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
MINING - 1.1%			SOFTWARE - 8.0%
Harry Winston Diamond Corp. *	15,509	$ 264,583	Ariba, Inc. *	8,770	$ 304,933
			Aspen Technology, Inc. *	13,017	195,125
MISCELLANEOUS MANUFACTURING - 2.5%			Citrix Systems, Inc. *	3,139	264,743
American Railcar Industries, Inc. *	4,450	126,068	Interactive Intelligence, Inc. *	6,019	225,231
Parker Hannifin Corp.	2,385	224,953	Open Text Corp. *	3,366	205,999
Polypore International, Inc. *	4,185	258,507	RealPage, Inc. *	6,953	221,801
		609,528	Red Hat, Inc. *	4,816	228,615
OFFICE FURNISHINGS - 1.6%			Velti PLC *	14,348	264,290
Herman Miller, Inc.	5,145	133,873			1,910,737
Steelcase, Inc.	21,073	243,393	TELECOMMUNICATIONS - 3.5%
		377,266	Anixter International, Inc.	4,418	331,969
OIL & GAS - 6.7%			IPG Photonics Corp. *	3,569	247,903
Approach Resources, Inc. *	7,174	211,203	Powerwave Technologies, Inc. *	14,158	64,702
Petrohawk Energy Corp. *	8,638	233,312	Sonus Networks, Inc. *	50,267	198,052
Pioneer Natural Resources Co.	2,337	238,911			842,626
Rosetta Resources, Inc. *	4,975	228,502	TRANSPORTATION - 3.2%
SandRidge Energy, Inc. *	20,602	254,640	Atlas Air Worldwide Holdings, Inc. *	4,520	311,473
W&T Offshore, Inc.	8,159	218,743	HUB Group, Inc. *	5,438	219,043
Whiting Petroleum Corp. *	3,317	230,531	Old Dominion Freight Line, Inc. *	6,065	226,952
		1,615,842			757,468
OIL & GAS SERVICES - 0.4%			TRUCKING & LEASING - 0.4%
Dawson Geophysical Co. *	2,371	105,747	Greenbrier Co. *	3,490	94,474

PHARMACEUTICALS - 3.0%
Impax Laboratories, Inc. *	7,829	214,358	TOTAL COMMON STOCK		22,932,165
Sagent Pharmaceuticals, Inc. *	10,316	210,550	( Cost - $18,155,937)
SXC Health Solutions Corp. *	5,170	285,177
		710,085	SHORT-TERM INVESTMENTS - 4.5%
RETAIL - 6.7%			MONEY MARKET FUND - 4.5%
Body Central Corp. *	12,173	294,343	Fidelity Government Portfolio, 0.01%+	1,091,559	1,091,559
CarMax, Inc. *	6,934	240,610	TOTAL SHORT-TERM INVESTMENTS
Coinstar, Inc. *	4,732	255,433	( Cost - $1,091,559)
DSW, Inc. - Cl. A *	4,999	237,352
Gordmans Stores, Inc. *	5,586	104,961	TOTAL INVESTMENTS - 100.0%
Vera Bradley, Inc. *	5,412	263,240	( Cost - $19,247,496)		$ 24,023,724
Vitamin Shoppe, Inc. *	5,574	217,497	OTHER LIABILITIES LESS ASSETS - 0.0%		(4,234)
		1,613,436	NET ASSETS - 100.0%		$ 24,019,490
SEMICONDUCTORS - 2.2%
Cavium Networks, Inc. *	1,907	90,049	* Non-Income producing security.
Omnivision Technologies, Inc. *	6,482	217,795	+ Variable rate security. Interest rate is as of April 30, 2011.
Semtech Corp. *	7,973	223,802
		531,646

Portfolio Composition () - Unaudited
Consumer, Cyclical		21.22%	Communications		6.43%
Consumer, Non-Cyclical		20.77%	Funds		4.54%
Industrial		19.58%	Financial		2.91%
Technology		15.41%	Basic Materials		1.97%
Energy		7.17%	Total		100.00%

() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

Emerging market equities, as measured by the MSCI Emerging Markets Index, rose 9.83 percent over the six-month period ending April 30, 2011. The asset class performance was particularly weak in the first fiscal quarter, when strong tailwinds from the fourth fiscal quarter of 2010 gave way to a sluggish 1.51 percent gain amid rising inflationary pressures. Social upheaval in the Middle East continued inflationary pressures on energy prices in the second fiscal quarter and many central banks responded with monetary tightening, while the natural disasters in Japan added downside volatility in March.

The Sub-Adviser believes the asset class weaker performance versus the first fiscal quarter may have been a result of rapidly rising inflation concerns in many emerging market economies, and predicted the resultant tightening of fiscal and monetary policies by local governments could negatively impact regional stocks in the near-term. Specially, the Sub-Adviser noted that in December there began a sharp rotation away from sectors that had led the recent emerging markets rally, such as consumer discretionary, toward sectors that may perform better in a high inflation environment, such as materials, information technology, and some financials.

Individual stock selection provided mixed results over the first fiscal quarter. The Sub-Adviser completely exited a number of positions related to consumer spending, including: regional Chilean airline LAN Airlines S.A. (LFL) and Chinese online travel organizer Ctrip.com International Ltd. (CTRP), which has experienced increased competition pressures. Through the first fiscal quarter, the Sub-Adviser remained modestly overweight consumer discretionary stocks, continuing to see favorable valuations in stocks such as Localiza Rent a Car S.A. (RENT3 BZ), a major car rental provider in Brazil.

To combat inflationary pressures from geo-political events in the Middle East and the effects of massive capital inflows from developed nations, coming into the second fiscal quarter many emerging market central banks, perhaps most notably China, raised interest rates and capital reserve requirements at domestic banks. Interest rate hikes and stricter lending regulations did have a limited “cooling” effect on stocks in emerging markets, but capital inflows from developed economies appear to continue and inflationary concerns appear to remain.

The Fund’s Sub-Adviser believes that as of the second fiscal quarter, most emerging market central banks may have largely finished their round of monetary tightening. Though underweight China at the start of the fiscal quarter, the Sub-Adviser has moved the Fund’s exposure to overweight following hawkish moves by the country’s central bank. Baidu, Inc. (BIDU), a major internet search provider in China, was also among the Fund’s top gainers after rising 36.7 percent. Brilliance China Automotive Holdings Limited (1114 HK) was another strong performer with a 29.2 percent gain in the second fiscal quarter. The holding plays into the Sub-Adviser’s thematic approach to “big-ticket” item producers whose consumers may be less prone to inflationary pressures.

The Fund’s benchmark outperformance during the second fiscal quarter was largely driven by individual stock selection, with country allocation providing marginal effect. Of the major benchmark constituents, the Fund remained overweight China, Mexico and Russia, while underweight Brazil, India and Taiwan. In Brazil, the Fund exited its position in capital market exchange operator BM&F Bovespa SA (BVMF3 BZ) and trimmed its shares of drink retailer Companhia de Bebidas des Americas (ABV), which gained 23.6 percent in the second fiscal quarter.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2011

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	6.35%	20.81%	2.51%	6.58%	13.89%
Class C Class A with load of 5.75% Class A without load	5.84% 0.12% 6.25%	19.58% 13.55% 20.46%	1.49% 0.21% 2.22%	5.53% N/A N/A	12.78% 3.42%* 4.85%*
MSCI Emerging Markets Index	9.74%	20.67%	2.68%	9.85%	17.29%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.24% for Class N, 3.24% for Class C and 2.49% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 89.1%
AUTO MANUFACTURERS - 4.0%			ELECTRONICS - 1.5%
Brilliance China Automotive Holdings Ltd. *	619,200	$ 604,681	Hon Hai Precision Industry Co. Ltd.	20,000	$ 76,029
Ford Otomotiv Sanayi AS	12,000	122,156	TPK Holding Co. Ltd. *	9,000	269,708
Hyundai Motor Co.	817	188,461			345,737
		915,298	ENGINEERING & CONSTRUCTION - 1.6%
AUTO PARTS & EQUIPMENT - 3.1%			Daelim Industrial Co. Ltd.	691	78,163
Hyundai Mobis	2,100	704,437	DMCI Holdings, Inc.	73,800	76,323
			Samsung Engineering Co. Ltd.	970	215,750
BANKS - 7.0%					370,236
Banco de Oro Unibank, Inc.	54,400	69,221	FOOD - 1.2%
BanColombia SA - ADR	1,600	106,000	Indofood Sukses Makmur Tbk PT	188,000	122,028
Bangkok Bank PCL - NVDR	11,700	66,676	X5 Retail Group NV - GDR *	4,100	144,525
Bank Rakyat Indonesia Persero Tbk PT	117,000	88,348			266,553
ICICI Bank Ltd. - ADR	6,400	322,560	HEALTHCARE-PRODUCTS - 0.8%
Industrial & Commercial Bank of China	263,000	223,047	Hengan International Group Co. Ltd.	14,500	113,314
Itau Unibanco Holding SA - ADR	5,900	140,125	Shandong Weigao Group Medical Polymer Co. Ltd. *	24,000	65,883
Kasikornbank PCL - NVDR	16,300	69,161			179,197
Metropolitan Bank & Trust *	95,969	154,277	HOLDING COMPANIES-DIVERSIFIED - 2.9%
OTP Bank PLC *	2,700	95,887	Alfa SAB de CV	22,000	326,768
Yapi ve Kredi Bankasi AS *	84,100	264,731	Alliance Global Group, Inc.	672,300	186,908
		1,600,033	Ayala Corp.	11,390	104,371
BEVERAGES - 1.2%			Barloworld Ltd.	4,920	55,620
Cia de Bebidas das Americas - ADR	5,200	169,416			673,667
Fomento Economico Mexicano SAB de CV - ADR	1,500	94,350	INSURANCE - 0.9%
		263,766	Ping An Insurance Group Co.	19,000	207,126
BUILDING MATERIALS - 4.8%
China National Building Material Co. Ltd.	368,000	778,649	INTERNET - 5.0%
Indocement Tunggal Prakarsa Tbk PT	73,500	146,207	Baidu, Inc./China - ADR *	4,600	683,192
Semen Gresik Persero Tbk PT	147,000	163,344	Tencent Holdings Ltd.	15,900	453,943
		1,088,200			1,137,135
CHEMICALS - 0.9%			IRON/STEEL - 1.1%
Nan Ya Plastics Corp.	37,000	113,766	Mechel - ADR	8,500	242,845
Sociedad Quimica y Minera de Chile SA - ADR	1,600	97,648
		211,414	MACHINERY-CONSTR&MINING - 1.4%
COAL - 0.4%			Doosan Infracore Co. Ltd. *	4,620	128,113
Yanzhou Coal Mining Co. Ltd.	26,000	102,256	Lonking Holdings Ltd.	268,000	198,070
					326,183
COMMERCIAL SERVICES - 1.4%			MEDIA - 1.1%
Localiza Rent a Car SA	8,000	138,072	Naspers Ltd.	4,200	252,219
Multiplus SA	8,500	174,143
		312,215	MINING - 8.7%
COMPUTERS - 0.9%			Antofagasta PLC	4,100	94,194
Infosys Technologies Ltd. - ADR	3,100	202,058	Eurasian Natural Resources Corp. PLC	16,200	248,039
			Fresnillo PLC	3,700	101,876
DIVERSIFIED FINANCIAL SERVICES - 1.2%			Grupo Mexico SAB de CV	67,800	234,603
CETIP SA - Balcao Organizado de Ativos e Derivativos	4,000	65,999	Jiangxi Copper Co. Ltd.	26,000	88,569
Hana Financial Group, Inc.	5,020	213,016
		279,015

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited) (Continued)
April 30, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value

MINING - 8.7% (continued)			SHIPBUILDING - 2.9%
Kazakhmys PLC	5,500	$ 127,624	Hyundai Heavy Industries Co. Ltd.	974	$ 487,195
Korea Zinc Co. Ltd.	695	274,507	Samsung Heavy Industries Co. Ltd.	4,010	181,816
MMC Norilsk Nickel OJSC - ADR	9,200	256,220			669,011
United Co. RUSAL PLC *	64,000	98,120	SOFTWARE - 0.5%
Vale SA - ADR	14,000	467,600	Totvs SA	6,000	115,268
		1,991,352
OIL & GAS - 13.5%			TELECOMMUNICATIONS - 5.6%
CNOOC Ltd.	210,000	521,894	America Movil SAB de CV - ADR	2,600	148,720
Gazprom OAO - ADR	25,000	421,750	HTC Corp.	20,550	936,332
HRT Participacoes em Petroleo SA *	300	308,173	MTN Group Ltd.	8,700	192,962
KazMunaiGas Exploration Production - GDR	7,800	177,021			1,278,014
Kunlun Energy Co. Ltd. *	90,000	159,702	TEXTILES - 0.5%
Pacific Rubiales Energy Corp.	4,200	127,098	Cia Hering	4,800	104,281
Petroleo Brasileiro SA - ADR	10,200	380,766
Polski Koncern Naftowy Orlen S.A. *	4,500	93,935	TOTAL COMMON STOCK ( Cost - $15,565,829)		20,342,546
PTT Exploration & Production PCL - NVDR	33,300	206,531
QGEP Participacoes SA	23,400	318,012	PREFERRED STOCK - 1.4%
S-Oil Corp.	871	130,240	MINING - 1.4%
Sasol Ltd.	4,100	236,253	Vale SA	10,700	314,794
		3,081,375	TOTAL PREFERRED STOCK ( Cost - $87,382)
OIL & GAS SERVICES - 1.1%
Eurasia Drilling Co. Ltd. - GDR	3,300	110,055	RIGHTS - 0.0%
Petrofac Ltd.	5,700	143,957	HRT Participacoes em Petroleo SA @ 1950
		254,012	Exp 5/13/11 *	0	3
REIT - 0.7%			TOTAL RIGHTS ( Cost - $0)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	76,500	151,272
			WARRANTS - 5.3%
REAL ESTATE - 2.3%			AXIS Bank Limited UBS	6,600	192,032
Ayala Land, Inc.	220,000	84,767	DLF Limited	27,400	138,055
BR Malls Participacoes SA	17,000	180,272	Industries Qatar	3,500	141,565
BR Properties SA	4,500	53,404	Jaiprakash Associates LTD	78,700	164,806
LSR Group - GDR	14,600	135,050	Lanco Infrastructure	170,800	153,730
PDG Realty SA Empreendimentos e Participacoes	13,900	82,124	Sberbank	118,100	431,656
		535,617	TOTAL WARRANTS ( Cost - $1,106,949)		1,221,844
RETAIL - 6.0%
Astra International Tbk PT	28,500	187,334	SHORT-TERM INVESTMENTS - 4.6%
Belle International Holdings Ltd.	186,600	365,169	MONEY MARKET FUND - 4.6%
Magazine Luiza SA *	14,900	152,109	First American Government Obligations Fund - 0.00% +	1,044,288	1,044,288
SM Investments Corp.	27,400	371,490	TOTAL SHORT-TERM INVESTMENTS ( Cost - $1,044,288)
Wal-Mart de Mexico SAB de CV	92,000	287,512
		1,363,614	TOTAL INVESTMENTS - 100.4% ( Cost - $17,804,448)		$ 22,923,475
SEMICONDUCTORS - 4.9%			OTHER LIABILITIES LESS ASSETS - (0.4) %		(94,073)
Advanced Semiconductor Engineering, Inc.	178,991	209,855	NET ASSETS - 100.0%		$ 22,829,402
Hynix Semiconductor, Inc.	3,000	94,871
Samsung Electronics Co. Ltd.	510	426,041
Taiwan Semiconductor Manufacturing Co. Ltd.	150,000	388,373
		1,119,140

See accompanying notes to financial statements.
SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited) (Continued)
April 30, 2011

* Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2011.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary Receipt.

Portfolio Composition () - Unaudited
Other Countries	20.34%		Hong Kong	8.45%
Brazil	14.46%		Russia	5.93%
South Korea	14.27%		Mexico	5.46%
China	12.41%		Philippines	4.79%
Taiwan	9.11%		Britain	4.78%
			Total	100.00%
() Based on total market value of investments as of April 30, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

Dunham	Dunham
Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
Government	High-Yield	Distribution	Loss Averse	Appreciation &	Large Cap
Bond Fund	Bond Fund	Fund	Growth Fund	Income Fund	Value Fund

Assets:
Investments in securities, at cost	$ 75,034,313	$ 65,608,679	$ 120,111,861	$ 8,761,832	$ 26,961,818	$ 34,380,320
Investments in securities, at value	$ 78,045,813	$ 71,561,473	$ 124,857,280	$ 8,805,838	$ 33,148,746	$ 47,432,363
Foreign currency, at value	$ -	$ -	$ -	$ -	$ -	$ -
Deposit with broker	-	-	13,985,412	-	-	-
Unrealized appreciation on swap contracts	-	-	708,483	-	-	-
Cash	-	-	7,740	2,542,554	-	-
Receivable for securities sold	3,250,051	-	3,003,291	479,879	327,528	1,842,779
Interest and dividends receivable	668,285	1,396,921	75,576	4,550	97,647	61,832
Receivable for fund shares sold	-	214,437	473,265	130,216	404	89
Receivable for open forward foreign currency contracts	-	-	-	-	-	-
Prepaid expenses and other assets	41,767	46,963	140,305	41,448	33,280	33,215
Total Assets	82,005,916	73,219,794	143,251,352	12,004,485	33,607,605	49,370,278

Liabilities:
Option contracts written (proceeds $2,536,322)	-	-	3,482,452	-	-	-
Securities sold short (proceeds $9,494,207)	-	-	10,255,512	-	-	-
Payable for securities purchased	3,235,412	1,038,316	2,202,467	219,600	-	1,672,579
Payable for fund shares redeemed	83,217	103,146	69,929	-	1,570	28,716
Distributions payable	369	59,738	53,746	-	-	-
Payable for open forward foreign currency contracts	-	-	369,505	-	-	-
Payable to adviser	30,942	33,551	63,100	5,847	17,019	24,038
Payable to sub-adviser	30,165	24,208	105,216	900	23,885	30,257
Payable for distribution fees	6,700	7,204	27,733	1,741	4,193	6,328
Payable for administration fees	5,610	4,987	6,061	581	2,874	2,036
Payable for fund accounting fees	3,256	3,638	3,072	898	1,852	1,118
Payable for transfer agent fees	1,546	1,970	4,063	750	2,129	653
Payable for custody fees	968	1,289	1,450	1,657	310	933
Accrued expenses and other liabilities	11,073	9,969	11,731	7,437	7,258	5,748
Total Liabilities	3,409,258	1,288,016	16,656,037	239,411	61,090	1,772,406

Net Assets	$ 78,596,658	$ 71,931,778	$ 126,595,315	$ 11,765,074	$ 33,546,515	$ 47,597,872

Net Assets:
Paid in capital	$ 74,673,268	$ 74,749,578	$ 148,801,214	$ 11,614,808	$ 30,817,293	$ 43,933,495
Undistributed net investment income (loss)	(74,552)	48,061	(153,057)	(51,586)	(213,039)	16,587
Accumulated net realized gain (loss) on
investments and foreign currency transactions	986,442	(8,818,655)	(25,429,802)	157,846	(3,244,667)	(9,404,253)
Net unrealized appreciation on
investments and foreign currency translations	3,011,500	5,952,794	3,376,960	44,006	6,186,928	13,052,043

Net Assets	$ 78,596,658	$ 71,931,778	$ 126,595,315	$ 11,765,074	$ 33,546,515	$ 47,597,872

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 67,583,838	$ 55,297,866	$ 62,021,567	$ 3,974,090	$ 24,568,994	$ 36,827,373
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	4,687,655	5,773,494	1,648,171	390,669	2,592,962	3,163,935
Net asset value, offering and
redemption price per share	$ 14.42	$ 9.58	$ 37.63	$ 10.17	$ 9.48	$ 11.64

Class A Shares:
Net Assets	$ 558,072	$ 6,337,018	$ 38,313,754	$ 6,857,492	$ 5,031,781	$ 4,086,568
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	38,721	657,102	1,025,090	675,628	532,205	351,619
Net asset value and
redemption price per share	$ 14.41	$ 9.64	$ 37.38	$ 10.15	$ 9.45	$ 11.62
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 15.09	$ 10.09	$ 39.66	$ 10.77	$ 10.03	$ 12.33

Class C Shares:
Net Assets	$ 10,454,748	$ 10,296,894	$ 26,259,994	$ 933,492	$ 3,945,740	$ 6,683,931
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	729,607	1,079,823	787,601	92,614	422,124	587,543
Net asset value, offering and
redemption price per share	$ 14.33	$ 9.54	$ 33.34	$ 10.08	$ 9.35	$ 11.38

See accompanying notes to financial statements.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
April 30, 2011 (Unaudited)

Dunham
Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
Real Estate	International	Small Cap	Large Cap	Small Cap	Markets
Stock Fund	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund

Assets:
Investments in securities, at cost	$ 9,837,939	$ 41,479,578	$ 13,936,316	$ 32,112,180	$ 19,247,496	$ 17,804,448
Investments in securities, at value	$ 13,726,447	$ 50,949,801	$ 19,184,764	$ 38,192,958	$ 24,023,724	$ 22,923,475
Foreign currency, at value (Cost - $594,733 and $9,001)	-	615,670	-	-	-	9,232
Deposit with broker	-	-	-	-	-	-
Unrealized appreciation on swap contracts	-	-	-	-	-	-
Cash	-	-	-	-	-	-
Receivable for securities sold	-	308,195	-	-	971,488	254,305
Interest and dividends receivable	24,568	280,641	10,204	33,777	2,136	26,454
Receivable for fund shares sold	7,015	193	768	3,139	6,000	9,775
Receivable for open forward foreign currency contracts	-	865,745	-	-	-	-
Prepaid expenses and other assets	28,823	39,385	29,573	30,953	30,525	29,587
Total Assets	13,786,853	53,059,630	19,225,309	38,260,827	25,033,873	23,252,828

Liabilities:
Option contracts written	-	-	-	-	-	-
Securities sold short	-	-	-	-	-	-
Payable for securities purchased	-	207,317	3,783	-	975,199	373,443
Payable for fund shares redeemed	3,484	21,522	12,771	10,787	4,639	3,006
Distributions payable	-	-	-	-	-	-
Payable for open forward foreign currency contracts	-	857,814	-	-	-	1,173
Payable to adviser	6,736	26,044	9,902	19,511	12,349	11,493
Payable to sub-adviser	1,194	38,390	16,045	3,296	6,790	10,609
Payable for distribution fees	1,523	7,184	2,417	4,293	3,953	2,824
Payable for administration fees	500	3,145	1,027	2,133	980	3,119
Payable for fund accounting fees	392	4,344	1,881	1,939	709	3,440
Payable for transfer agent fees	1,691	1,010	843	1,529	1,197	1,965
Payable for custody fees	327	56,132	879	2,822	931	5,495
Accrued expenses and other liabilities	8,322	8,112	8,616	8,190	7,636	6,859
Total Liabilities	24,169	1,231,014	58,164	54,500	1,014,383	423,426

Net Assets	$ 13,762,684	$ 51,828,616	$ 19,167,145	$ 38,206,327	$ 24,019,490	$ 22,829,402

Net Assets:
Paid in capital	$ 12,790,506	$ 52,901,056	$ 21,230,219	$ 53,158,813	$ 18,529,925	$ 20,956,084
Undistributed net investment income (loss)	88,622	49,970	(4,208)	62,976	(130,242)	(291,944)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(3,004,952)	(10,635,180)	(7,307,314)	(21,096,240)	843,579	(2,949,892)
Net unrealized appreciation on
investments and foreign currency translations	3,888,508	9,512,770	5,248,448	6,080,778	4,776,228	5,115,154

Net Assets	$ 13,762,684	$ 51,828,616	$ 19,167,145	$ 38,206,327	$ 24,019,490	$ 22,829,402

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 11,767,053	$ 42,485,331	$ 15,585,867	$ 32,953,257	$ 16,179,468	$ 18,211,556
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	803,933	2,998,589	1,346,229	8,496,658	906,624	1,066,580
Net asset value, offering and
redemption price per share	$ 14.64	$ 14.17	$ 11.58	$ 3.88	$ 17.85	$ 17.07

Class A Shares:
Net Assets	$ 68,436	$ 1,545,933	$ 845,520	$ 263,018	$ 4,218,639	$ 1,335,335
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	4,666	109,062	73,203	68,523	238,622	79,277
Net asset value and
redemption price per share	$ 14.67	$ 14.17	$ 11.55	$ 3.84	$ 17.68	$ 16.84
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 15.56	$ 15.03	$ 12.25	$ 4.07	$ 18.76	$ 17.87

Class C Shares:
Net Assets	$ 1,927,195	$ 7,797,352	$ 2,735,758	$ 4,990,052	$ 3,621,383	$ 3,282,511
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	134,815	567,185	246,437	1,372,582	217,468	199,000
Net asset value, offering and
redemption price per share	$ 14.30	$ 13.75	$ 11.10	$ 3.64	$ 16.65	$ 16.50

See accompanying notes to financial statements.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2011 (Unaudited)

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Loss Averse	Appreciation &	Large Cap
	Bond Fund	Bond Fund	Fund	Growth Fund	Income Fund	Value Fund

Investment Income:
Interest income	$ 2,087,395	$ 2,943,412	$ 317,727	$ 47	$ 239,890	$ 600
Dividend income	10,219	88,319	822,578	55,751	192,949	454,923
Less: Foreign withholding taxes	-	-	-	-	(10)	-
Total Investment Income	2,097,614	3,031,731	1,140,305	55,798	432,829	455,523

Operating Expenses:
Investment advisory fees	214,314	213,550	317,560	35,114	109,443	143,794
Sub-advisory fees	150,020	177,959	290,759	27,011	101,025	95,125
Sub-advisory performance fees	57,576	(32,438)	184,589	(21,481)	(2,577)	14,355
Fund accounting fees	38,812	31,232	30,572	4,273	12,771	13,638
Distribution fees- Class C Shares	41,853	35,187	113,029	1,561	18,156	30,348
Distribution fees- Class A Shares	602	7,733	36,487	7,952	7,922	5,010
Administration fees	37,326	29,930	36,864	4,375	14,354	16,890
Registration fees	13,581	13,336	15,781	22,236	12,424	12,355
Transfer agent fees	11,134	11,595	25,796	9,250	10,319	9,418
Custodian fees	7,122	4,695	59,594	3,170	6,076	2,003
Professional fees	15,129	13,443	11,146	7,710	9,949	10,483
Chief Compliance Officer fees	7,311	5,858	6,448	859	2,818	3,309
Printing and postage expense	4,440	4,183	39,315	3,692	2,480	2,711
Trustees' fees	3,397	2,719	2,995	399	1,305	1,534
Insurance expense	2,357	1,888	14,409	277	905	1,065
Dividend expense on short sales	-	-	92,359	-	-	-
Miscellaneous expenses	3,692	3,195	4,932	986	2,472	2,215
Total Operating Expenses	608,666	524,065	1,282,635	107,384	309,842	364,253
Net Investment Income (Loss)	1,488,948	2,507,666	(142,330)	(51,586)	122,987	91,270

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	1,013,869	1,866,323	4,517,877	185,613	2,696,089	1,821,519
Options purchased	-	-	(886,161)	-	-	-
Securities sold short	-	-	(85,248)	-	-	-
Written options	-	-	(769,543)	-	-	-
Foreign currency translations	-	-	-	-	-	-
Swap contracts	-	-	200,172	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(1,886,982)	(259,191)	2,352,936	(46,517)	1,899,009	5,225,576
Options purchased	-	-	(227,096)	-	-	-
Securities sold short	-	-	(311,008)	-	-	-
Written options	-	-	(390,345)	-	-	-
Foreign currency translations	-	-	(377,126)	-	-	-
Swap contracts	-	-	705,376	-	-	-
Net Realized and Unrealized Gain (Loss)	(873,113)	1,607,132	4,729,834	139,096	4,595,098	7,047,095

Net Increase in Net Assets
Resulting From Operations	$ 615,835	$ 4,114,798	$ 4,587,504	$ 87,510	$ 4,718,085	$ 7,138,365

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended April 30, 2011 (Unaudited)

						Dunham
	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Real Estate	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 45	$ 443	$ 109	$ 1,518	$ 122	$ -
Dividend income	206,028	680,122	213,263	310,232	33,803	123,908
Less: Foreign withholding taxes	-	(36,724)	(102)	(6,696)	-	(9,822)
Total Investment Income	206,073	643,841	213,270	305,054	33,925	114,086

Operating Expenses:
Investment advisory fees	34,671	147,870	59,006	119,223	70,306	62,611
Sub-advisory fees	21,336	147,870	49,928	82,538	54,082	57,795
Sub-advisory performance fees	(14,414)	46,742	14,050	(63,844)	(38,314)	(18,089)
Fund accounting fees	3,630	28,933	7,128	12,396	7,328	12,832
Distribution fees- Class C Shares	7,439	35,253	12,546	23,865	3,228	13,945
Distribution fees- Class A Shares	62	1,008	665	322	17,765	1,970
Administration fees	3,741	18,043	6,932	14,215	7,573	7,805
Registration fees	12,484	13,561	12,328	12,355	12,328	12,328
Transfer agent fees	9,173	9,151	8,852	9,815	9,247	9,749
Custodian fees	1,960	153,294	4,772	5,358	6,874	49,428
Professional fees	7,535	10,769	8,236	12,089	8,384	8,437
Chief Compliance Officer fees	733	3,541	1,361	2,971	1,485	1,532
Printing and postage expense	1,244	2,220	1,726	3,714	1,480	1,726
Trustees' fees	339	1,645	632	2,379	689	711
Insurance expense	237	1,141	439	958	479	493
Dividend expense on short sales	-	-	-	-	-	-
Miscellaneous expenses	990	1,727	1,233	2,969	1,233	1,233
Total Operating Expenses	91,160	622,768	189,834	241,323	164,167	224,506

Net Investment Income (Loss)	114,913	21,073	23,436	63,731	(130,242)	(110,420)

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	91,511	2,790,669	985,416	1,003,139	4,044,117	576,485
Options purchased	-	-	-	-	-	-
Securities sold short	-	-	-	-	-	-
Written options	-	-	-	-	-	-
Foreign currency transactions	-	(49,867)	-	-	-	(74,277)
Swap Contracts	-	-	-	-	-	-
Net change in unrealized appreciation on:	-	-	-	-	-	-
Investments	1,479,654	2,392,500	2,079,551	2,736,852	1,806,378	914,120
Options purchased	-	-	-	-	-	-
Securities sold short	-	-	-	-	-	-
Written options	-	-	-	-	-	-
Foreign currency translations	-	123,704	-	-	-	(2,463)
Swap contracts	-	-	-	-	-	-
Net Realized and Unrealized Gain	1,571,165	5,257,006	3,064,967	3,739,991	5,850,495	1,413,865

Net Increase in Net Assets
Resulting From Operations	$ 1,686,078	$ 5,278,079	$ 3,088,403	$ 3,803,722	$ 5,720,253	$ 1,303,445

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham
	Corporate/Government		High-Yield		Monthly Distribution		Loss Averse
	Bond Fund		Bond Fund		Fund		Growth Fund (a)
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Period Ended
	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 1,488,948	$ 2,971,755	$ 2,507,666	$ 5,311,418	$ (142,330)	$ 159,335	$ (51,586)	$ (80,998)
Net realized gain from investments
and foreign currency	1,013,869	2,920,343	1,866,323	2,879,270	2,977,097	5,561,618	185,613	149,035
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(1,886,982)	1,498,723	(259,191)	2,516,555	1,752,737	826,376	(46,517)	90,523
Net Increase in Net Assets
Resulting From Operations	615,835	7,390,821	4,114,798	10,707,243	4,587,504	6,547,329	87,510	158,560

Distributions to Shareholders From:
Net Realized Gains:
Class N	(2,262,050)	(312,234)	-	-	(772,596)	(775,310)	(54,003)	-
Class A	(15,036)	(990)	-	-	(503,728)	(744,314)	(2,541)	-
Class C	(331,168)	(59,387)	-	-	(423,691)	(702,225)	(39,260)	-
Net Investment Income:
Class N	(1,390,483)	(2,737,089)	(1,993,490)	(4,336,587)	-	-	-	-
Class A	(8,467)	(19,363)	(213,797)	(370,304)	-	-	-	-
Class C	(167,682)	(398,714)	(300,604)	(579,354)	-	-	-	-
Total Dividends and Distributions to Shareholders	(4,174,886)	(3,527,777)	(2,507,891)	(5,286,245)	(1,700,015)	(2,221,849)	(95,804)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	7,916,869	25,642,063	7,753,951	17,068,212	25,970,688	23,691,115	910,123	4,661,227
Class A	105,403	1,180,204	1,852,951	2,050,619	20,047,288	3,708,532	976,269	6,236,967
Class C	1,124,064	2,307,238	2,087,112	2,405,206	7,556,364	6,208,030	870,217	158,464
Reinvestment of dividends and distributions
Class N	3,630,381	3,021,617	1,694,837	3,678,894	667,320	765,101	7,132	-
Class A	18,799	17,844	160,961	308,859	351,973	464,712	52,848	-
Class C	498,850	458,102	254,077	511,764	357,656	572,555	2,192	-
Cost of shares redeemed
Class N	(19,065,834)	(19,196,553)	(13,992,159)	(18,288,467)	(4,404,266)	(4,403,619)	(1,243,379)	(416,511)
Class A	(64,902)	(917,017)	(1,182,377)	(2,280,692)	(6,432,735)	(6,335,013)	(389,160)	(111,877)
Class C	(3,173,096)	(3,988,036)	(1,481,383)	(2,032,642)	(3,367,277)	(6,280,780)	(99,704)	-
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(9,009,466)	8,525,462	(2,852,030)	3,421,753	40,747,011	18,390,633	1,086,538	10,528,270

Total Increase (Decrease) in Net Assets	(12,568,517)	12,388,506	(1,245,123)	8,842,751	43,634,500	22,716,113	1,078,244	10,686,830

Net Assets:
Beginning of period	91,165,175	78,776,669	73,176,901	64,334,150	82,960,815	60,244,702	10,686,830	-
End of period*	$78,596,658	$91,165,175	$71,931,778	$73,176,901	$ 126,595,315	$82,960,815	$ 11,765,074	$ 10,686,830
* Includes undistributed net investment
income (loss) at end of period	$ (74,552)	$ 3,132	$ 48,061	$ 48,286	$ (153,057)	$ (10,727)	$ (51,586)	$ (80,998)

(a) Fund commenced operations on April 30, 2010.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Appreciation &		Large Cap		Real Estate		International
	Income Fund		Value Fund		Stock Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 122,987	$ 490,736	$ 91,270	$ 165,691	$ 114,913	$ 83,495	$ 21,073	$ 199,711
Net realized gain (loss) from investments
and foreign currency	2,696,089	376,941	1,821,519	756,629	91,511	1,113,277	2,740,802	2,045,553
Net change in unrealized appreciation
on investments
and foreign currency	1,899,009	3,012,776	5,225,576	4,562,263	1,479,654	1,376,066	2,516,204	4,134,594
Net Increase in Net Assets
Resulting From Operations	4,718,085	3,880,453	7,138,365	5,484,583	1,686,078	2,572,838	5,278,079	6,379,858

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-	-	-	-	-
Class A	-	-	-	-	-	-	-	-
Class C	-	-	-	-	-	-	-	-
Net Investment Income:
Class N	(663,047)	(311,761)	(202,004)	(164,703)	(104,823)	(61,400)	(304,185)	(585,439)
Class A	(226,554)	(40,364)	(22,102)	(163)	(458)	(175)	(2,273)	(1,008)
Class C	(63,368)	(23,373)	-	-	(4,466)	-	-	(65,032)
Total Dividends and Distributions to Shareholders	(952,969)	(375,498)	(224,106)	(164,866)	(109,747)	(61,575)	(306,458)	(651,479)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,761,632	8,052,829	4,134,558	5,767,466	4,190,811	3,226,262	5,264,621	7,675,819
Class A	6,064,166	6,210,381	518,686	3,926,569	16,307	23,485	1,152,769	261,953
Class C	695,360	349,068	684,622	950,801	492,028	306,837	851,928	1,080,476
Reinvestment of dividends and distributions
Class N	643,241	311,417	193,522	164,499	104,396	61,094	304,050	584,766
Class A	201,137	31,593	20,678	163	458	175	1,465	1,008
Class C	63,368	23,373	-	-	4,466	-	-	65,032
Cost of shares redeemed
Class N	(4,242,024)	(7,981,199)	(4,266,358)	(8,179,710)	(1,563,825)	(3,275,298)	(3,709,759)	(8,355,124)
Class A	(9,420,873)	(1,485,948)	(924,513)	(359,991)	(2,169)	(7,935)	(42,595)	(30,730)
Class C	(703,115)	(823,760)	(726,313)	(863,046)	(99,338)	(307,106)	(869,717)	(787,754)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(4,937,108)	4,687,754	(365,118)	1,406,751	3,143,134	27,514	2,952,762	495,446

Total Increase (Decrease) in Net Assets	(1,171,992)	8,192,709	6,549,141	6,726,468	4,719,465	2,538,777	7,924,383	6,223,825

Net Assets:
Beginning of period	34,718,507	26,525,798	41,048,731	34,322,263	9,043,219	6,504,442	43,904,233	37,680,408
End of period*	$33,546,515	$34,718,507	$47,597,872	$41,048,731	$13,762,684	$ 9,043,219	$51,828,616	$43,904,233
* Includes undistributed net investment
income (loss) at end of period	$ (213,039)	$ 616,943	$ 16,587	$ 149,423	$ 88,622	$ 83,456	$ 49,970	$ 335,355

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Small Cap		Large Cap		Small Cap		Emerging Markets
	Value Fund		Growth Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010	April 30, 2011	Oct. 31, 2010
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 23,436	$ 27,867	$ 63,731	$ 15,238	$ (130,242)	$ (372,086)	$ (110,420)	$ (145,057)
Net realized gain from investments and
foreign currency	985,416	1,123,852	1,003,139	4,628,482	4,044,117	4,419,049	502,208	2,049,200
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	2,079,551	2,443,271	2,736,852	(167,425)	1,806,378	(89,542)	911,657	939,007
Net Increase in Net Assets
Resulting From Operations	3,088,403	3,594,990	3,803,722	4,476,295	5,720,253	3,957,421	1,303,445	2,843,150

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-	-	-	-	-
Class A	-	-	-	-	-	-	-	-
Class C	-	-	-	-	-	-	-	-
Net Investment Income:
Class N	(27,644)	(137,841)	(15,864)	(33,521)	-	-	-	(223,700)
Class A	-	(154)	-	-	-	-	-	(24,650)
Class C	-	(2,609)	-	-	-	-	-	(28,790)
Total Dividends and Distributions to Shareholders	(27,644)	(140,604)	(15,864)	(33,521)	-	-	-	(277,140)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,135,175	2,343,477	2,545,409	6,841,566	1,329,443	1,641,867	4,718,858	4,981,897
Class A	644,358	121,132	231,724	139,451	2,948,359	636,551	388,301	3,231,954
Class C	292,722	321,612	617,875	605,470	425,772	370,798	725,654	548,715
Reinvestment of dividends and distributions
Class N	27,622	137,626	14,465	33,473	-	-	-	223,450
Class A	-	154	-	-	-	-	-	24,468
Class C	-	2,609	-	-	-	-	-	28,790
Cost of shares redeemed
Class N	(2,523,789)	(4,370,593)	(4,679,133)	(12,177,910)	(3,620,530)	(4,771,781)	(1,187,276)	(4,647,510)
Class A	(26,920)	-	(184,142)	(9,527)	(210,003)	(15,920)	(1,755,843)	(1,328,278)
Class C	(315,645)	(456,816)	(942,179)	(1,419,253)	(1,017,253)	(783,440)	(365,516)	(431,244)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(766,477)	(1,900,799)	(2,395,981)	(5,986,730)	(144,212)	(2,921,925)	2,524,178	2,632,242

Total Increase (Decrease) in Net Assets	2,294,282	1,553,587	1,391,877	(1,543,956)	5,576,041	1,035,496	3,827,623	5,198,252

Net Assets:
Beginning of period	16,872,863	15,319,276	36,814,450	38,358,406	18,443,449	17,407,953	19,001,779	13,803,527
End of period*	$19,167,145	$16,872,863	$38,206,327	$36,814,450	$24,019,490	$18,443,449	$22,829,402	$19,001,779
* Includes undistributed net investment
income (loss) at end of period	$ (4,208)	$ -	$ 62,976	$ 15,109	$ (130,242)	$ -	$ (291,944)	$ (181,524)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 14.99		$ 14.32	$ 12.73	$ 13.65	$ 13.58	$ 13.62
Income (loss) from investment operations:
Net investment income**	0.26		0.54	0.52	0.53	0.59	0.52
Net realized and unrealized gain (loss)	(0.13)		0.76	1.60	(0.90)	0.06	0.10
Total income (loss) from investment operations	0.13		1.30	2.12	(0.37)	0.65	0.62
Less distributions:
Distributions from net investment income	(0.27)		(0.56)	(0.53)	(0.53)	(0.58)	(0.58)
Distributions from net realized gains	(0.43)		(0.07)	0.00	(0.02)	0.00	(0.08)
Total distributions	(0.70)		(0.63)	(0.53)	(0.55)	(0.58)	(0.66)
Net asset value, end of period	$ 14.42		$ 14.99	$ 14.32	$ 12.73	$ 13.65	$ 13.58

Total return +	1.00%		9.32%	16.92%	(3.21)%	4.87%	4.67%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 67,584		$ 78,181	$ 65,445	$ 71,815	$ 81,719	$ 38,872
Ratios of expenses to average net assets:
Before fee waivers	1.32%		1.37%	1.21%	1.07%	1.06%	1.43%
After fee waivers	1.32%		1.37%	1.18%	1.07%	1.03%	1.40%
Ratios of net investment income to
average net assets:
Before fee waivers	3.56%		3.66%	3.77%	3.91%	4.32%	3.84%
After fee waivers	3.56%		3.66%	3.80%	3.91%	4.35%	3.87%
Portfolio turnover rate	115%	(1)	174%	266%	253%	291%	300%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.98		$ 14.36	$ 12.77	$ 13.69	$ 13.60	$ 14.90		$ 14.24	$ 12.66	$ 13.57	$ 13.51	$ 13.61
Income (loss) from investment operations:
Net investment income**	0.24		0.50	0.48	0.50	0.46	0.20		0.42	0.41	0.43	0.49	0.42
Net realized and unrealized gain (loss)	(0.13)		0.76	1.61	(0.90)	(0.14)	(0.13)		0.76	1.59	(0.89)	0.05	0.09
Total income (loss) from investment operations	0.11		1.26	2.09	(0.40)	0.32	0.07		1.18	2.00	(0.46)	0.54	0.51
Less distributions:
Distributions from net investment income	(0.25)		(0.57)	(0.50)	(0.50)	(0.23)	(0.21)		(0.45)	(0.42)	(0.43)	(0.48)	(0.53)
Distributions from net realized gains	(0.43)		(0.07)	0.00	(0.02)	0.00	(0.43)		(0.07)	0.00	(0.02)	0.00	(0.08)
Total distributions	(0.68)		(0.64)	(0.50)	(0.52)	(0.23)	(0.64)		(0.52)	(0.42)	(0.45)	(0.48)	(0.61)
Net asset value, end of period	$ 14.41		$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.33		$ 14.90	$ 14.24	$ 12.66	$ 13.57	$ 13.51

Total return +	0.85%		8.98%	16.61%	(3.45)%	2.40%	0.63%		8.48%	16.05%	(3.82)%	4.07%	3.85%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 558		$ 518	$ 212	$ 188	$ 221	$ 10,455		$ 12,466	$ 13,119	$ 12,890	$ 13,801	$ 8,288
Ratios of expenses to average net assets:
Before fee waivers^	1.57%		1.62%	1.46%	1.32%	1.31%	2.07%		2.12%	1.96%	1.82%	1.81%	2.18%
After fee waivers^	1.57%		1.62%	1.43%	1.32%	1.28%	2.07%		2.12%	1.93%	1.82%	1.78%	2.15%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.31%		3.41%	3.52%	3.66%	4.08%	2.81%		2.92%	3.02%	3.16%	3.57%	3.09%
After fee waivers^	3.31%		3.41%	3.55%	3.66%	4.11%	2.81%		2.92%	3.05%	3.16%	3.60%	3.12%
Portfolio turnover rate	115%	(1)	174%	266%	253%	291% (1)	115%	(1)	174%	266%	253%	291%	300%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 9.36		$ 8.65	$ 7.30	$ 9.79	$ 9.91	$ 9.82
Income (loss) from investment operations:
Net investment income**	0.33		0.72	0.62	0.63	0.65	0.58
Net realized and unrealized gain (loss)	0.22		0.70	1.34	(2.49)	(0.15)	0.07
Total income (loss) from investment operations	0.55		1.42	1.96	(1.86)	0.50	0.65
Less distributions:
Distributions from net investment income	(0.33)		(0.71)	(0.61)	(0.63)	(0.62)	(0.56)
Total distributions	(0.33)		(0.71)	(0.61)	(0.63)	(0.62)	(0.56)
Net asset value, end of period	$ 9.58		$ 9.36	$ 8.65	$ 7.30	$ 9.79	$ 9.91

Total return +	6.05%		17.11%	28.20%	(20.10)%	5.05%	6.77%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 55,298		$ 58,597	$ 51,747	$ 43,837	$ 72,503	$ 18,913
Ratios of expenses to average net assets:
Before fee waivers	1.34%		1.23%	1.58%	1.57%	1.29%	1.84%
After fee waivers	1.34%		1.23%	1.55%	1.57%	1.29%	1.84%
Ratios of net investment income to
average net assets:
Before fee waivers	7.13%		7.99%	8.00%	6.81%	6.53%	5.91%
After fee waivers	7.13%		7.99%	8.03%	6.81%	6.53%	5.91%
Portfolio turnover rate	39%	(1)	60%	103%	75%	64%	55%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 9.42		$ 8.71	$ 7.34	$ 9.81	$ 10.06	$ 9.31		$ 8.61	$ 7.27	$ 9.75	$ 9.90	$ 9.82
Income (loss) from investment operations:
Net investment income**	0.32		0.70	0.63	0.60	0.53	0.30		0.65	0.55	0.55	0.58	0.51
Net realized and unrealized gain (loss)	0.22		0.71	1.33	(2.50)	(0.45)	0.23		0.69	1.35	(2.47)	(0.16)	0.06
Total income (loss) from investment operations	0.54		1.41	1.96	(1.90)	0.08	0.53		1.34	1.90	(1.92)	0.42	0.57
Less distributions:
Distributions from net investment income	(0.32)		(0.70)	(0.59)	(0.57)	(0.33)	(0.30)		(0.64)	(0.56)	(0.56)	(0.57)	(0.49)
Total distributions	(0.32)		(0.70)	(0.59)	(0.57)	(0.33)	(0.30)		(0.64)	(0.56)	(0.56)	(0.57)	(0.49)
Net asset value, end of period	$ 9.64		$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.54		$ 9.31	$ 8.61	$ 7.27	$ 9.75	$ 9.90

Total return +	5.88%		16.85%	27.91%	(20.43)%	0.83%	5.73%		16.16%	27.37%	(20.73)%	4.25%	5.92%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,337		$ 5,366	$ 4,909	$ 1,590	$ 178	$ 10,297		$ 9,214	$ 7,678	$ 8,203	$ 11,609	$ 7,942
Ratios of expenses to average net assets:
Before fee waivers^	1.59%		1.48%	1.83%	1.82%	1.55%	2.09%		1.98%	2.33%	2.32%	2.04%	2.59%
After fee waivers^	1.59%		1.48%	1.80%	1.82%	1.55%	2.09%		1.98%	2.30%	2.32%	2.04%	2.59%
Ratios of net investment income to
average net assets:
Before fee waivers^	6.88%		7.74%	7.75%	6.56%	6.28%	6.38%		7.24%	7.25%	6.06%	5.78%	5.16%
After fee waivers^	6.88%		7.74%	7.78%	6.56%	6.28%	6.38%		7.24%	7.28%	6.06%	5.78%	5.16%
Portfolio turnover rate	39%	(1)	60%	103%	75%	64% (1)	39%	(1)	60%	103%	75%	64%	55%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N					Class A
	Six Months					Six Months				Ten Months			Ten Months
	Ended		Year Ended		Period Ended	Ended		Year Ended		Ended	Year Ended	Year Ended	Ended
	April 30,		October 31,		October 31,	April 30,		October 31,		October 31,	December 31,	December 31,	December 31,
	2011		2010	2009	2008*	2011		2010	2009	2008 ~	2007	2006	2005**
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$ 36.52		$ 34.09	$ 34.78	$ 37.32	$ 36.32		$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67
Income (loss) from investment operations:
Net investment income (loss)***	0.01		0.22	(0.03)	(0.05)	(0.05)		0.14	(0.11)	(0.56)	(0.18)	(0.27)	(0.11)
Net realized and unrealized gain (loss)	1.70		3.35	1.39	(2.35)	1.71		3.33	1.37	(9.08)	1.08	5.07	(0.07)
Payment from affiliate	0.00		0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.07++	0.00
Total income (loss) from investment operations	1.71		3.57	1.36	(2.40)	1.66		3.47	1.26	(9.64)	0.90	4.87	(0.18)
Less distributions:
Distributions from net realized gains	(0.60)		(1.14)	(1.15)	(0.14)	(0.60)		(1.14)	(1.15)	(0.14)	(5.13)	0.00	(2.86)
Tax return of capital	0.00		0.00	(0.90)	0.00	0.00		0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)
Total distributions	(0.60)		(1.14)	(2.05)	(0.14)	(0.60)		(1.14)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)
Net asset value, end of period	$ 37.63		$ 36.52	$ 34.09	$ 34.78	$ 37.38		$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84

Total return +	4.72%		10.64%	4.29%	(6.44)%	4.60%		10.38%	3.99%	(21.27)%	1.72%	9.92%	(0.28)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 62,022		$ 38,328	$ 16,612	$ 291	$ 38,314		$ 23,453	$ 24,080	$ 34,552	$ 18,223	$ 24,795	$ 33,381
Ratios of expenses to average net assets:
Before fee waivers^	2.30%		2.45%	2.38%	3.40%	2.55%		2.70%	2.63%	3.65%	2.36%	2.34%	2.25%
After fee waivers^	2.30%		2.45%	2.35%	3.40%	2.55%		2.70%	2.60%	3.65%	2.25%	2.21%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.04%		0.62%	(0.11)%	(1.44)%	(0.21)%		0.37%	(0.36)%	(1.69)%	(0.44)%	(0.59)%	(0.21)%
After fee waivers^	0.04%		0.62%	(0.08)%	(1.44)%	(0.21)%		0.37%	(0.33)%	(1.69)%	(0.33)%	(0.46)%	(0.21)%
Portfolio turnover rate	189%	(1)	370%	480%	160% (1)	189%	(1)	370%	480%	160% (1)	213%	196%	105% (1)

	Class C
	Six Months				Ten Months				Ten Months
	Ended		Year Ended		Ended	Year Ended			Ended
	April 30,		October 31,		October 31,	December 31,			December 31,
	2011		2010	2009	2008 ~	2007		2006	2005**
	(Unaudited)

Net asset value, beginning of period	$ 32.59		$ 30.83	$ 32.00	$ 43.50	$ 48.12		$ 49.55	$ 53.70
Income (loss) from investment operations:
Net investment loss***	(0.16)		(0.12)	(0.33)	(0.75)	(0.55)		(0.64)	(0.46)
Net realized and unrealized gain (loss)	1.51		3.02	1.21	(8.39)	1.06		4.84	(0.04)
Payment from affiliate	0.00		0.00	0.00	0.00	0.00		0.07++	0.00
Total income (loss) from investment operations	1.35		2.90	0.88	(9.14)	0.51		4.27	(0.50)
Less distributions:
Distributions from net realized gains	(0.60)		(1.14)	(1.15)	(0.14)	(5.13)		0.00	(2.86)
Tax return of capital	0.00		0.00	(0.90)	(2.22)	0.00		(5.70)	(0.79)
Total distributions	(0.60)		(1.14)	(2.05)	(2.36)	(5.13)		(5.70)	(3.65)
Net asset value, end of period	$ 33.34		$ 32.59	$ 30.83	$ 32.00	$ 43.50		$ 48.12	$ 49.55

Total return +	4.18%		9.59%	3.12%	(21.74)%	0.98%		9.13%	(0.91)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 26,260		$ 21,181	$ 19,553	$ 28,310	$ 15,161		$ 18,601	$ 23,250
Ratios of expenses to average net assets:
Before fee waivers^	3.30%		3.45%	3.38%	4.40%	3.11%		3.09%	3.00%
After fee waivers^	3.30%		3.45%	3.35%	4.40%	3.00%		2.96%	3.00%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.96)%		(0.38)%	(1.11)%	(2.44)%	(1.20)%		(1.34)%	(0.97)%
After fee waivers^	(0.96)%		(0.38)%	(1.08)%	(2.44)%	(1.09)%		(1.20)%	(0.97)%
Portfolio turnover rate	189%	(1)	370%	480%	160% (1)	213%		196%	105% (1)
*Class N shares commenced operations on September 29, 2008.
**The Fund's fiscal year end changed from February 28 to December 31, effective December 31, 2005.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized.
++ Amount was calculated based on the average shares outstanding during the year.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Growth Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N		Class A		Class C
	Six Months		Six Months		Six Months
	Ended	Period Ended	Ended	Period Ended	Ended	Period Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2011	2010	2011	2010	2011	2010
	(Unaudited)		(Unaudited)		(Unaudited)

Net asset value, beginning of period	$ 10.17	$ 10.00	$ 10.16	$ 10.00	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.04)	(0.13)	(0.05)	(0.14)	(0.08)	(0.17)
Net realized and unrealized gain	0.13	0.30	0.13	0.30	0.12	0.30
Total income (loss) from investment operations	0.09	0.17	0.08	0.16	0.04	0.13
Less distributions:
Distributions from net realized gains	(0.09)	0.00	(0.09)	0.00	(0.09)	0.00
Total distributions	(0.09)	0.00	(0.09)	0.00	(0.09)	0.00
Net asset value, end of period	$ 10.17	$ 10.17	$ 10.15	$ 10.16	$ 10.08	$ 10.13

Total return +	0.90%	1.70%	0.80%	1.60%	0.40%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,974	$ 4,303	$ 6,857	$ 6,224	$ 933	$ 160
Ratios of expenses to average net assets:
Before fee waivers^	1.80%	2.75%	2.05%	3.00%	2.80%	3.75%
After fee waivers^	1.80%	2.75%	2.05%	3.00%	2.80%	3.75%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.80)%	(2.39)%	(1.01)%	(2.64)%	(1.65)%	(3.39)%
After fee waivers^	(0.80)%	(2.39)%	(1.01)%	(2.64)%	(1.65)%	(3.39)%
Portfolio turnover rate (1)	260%	402%	260%	402%	260%	402%

* The fund commenced operations on April 30, 2010.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 8.47		$ 7.53	$ 5.77	$ 10.13	$ 9.11	$ 9.03
Income (loss) from investment operations:
Net investment income (loss)**	0.04		0.16	0.14	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	1.21		0.90	1.70	(3.46)	1.87	1.05
Total income (loss) from investment operations	1.25		1.06	1.84	(3.43)	1.90	1.04
Less distributions:
Distributions from net investment income	(0.24)		(0.12)	(0.08)	(0.30)	(0.23)	(0.08)
Distributions from net realized gains	0.00		0.00	0.00	(0.36)	(0.65)	(0.88)
Distributions from paid in capital	0.00		0.00	0.00	(0.27)	0.00	0.00
Total distributions	(0.24)		(0.12)	(0.08)	(0.93)	(0.88)	(0.96)
Net asset value, end of period	$ 9.48		$ 8.47	$ 7.53	$ 5.77	$ 10.13	$ 9.11

Total return +	15.09%		14.22%	32.37%	(37.06)%	22.85%	12.08%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 24,569		$ 23,718	$ 20,515	$ 24,521	$ 34,074	$ 20,987
Ratios of expenses to average net assets:
Before fee waivers^	1.69%		1.52%	1.86%	1.90%	1.87%	2.10%
After fee waivers^	1.69%		1.52%	1.83%	1.90%	1.87%	2.10%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.89%		1.99%	2.15%	0.41%	0.31%	(0.16)%
After fee waivers^	0.89%		1.99%	2.18%	0.41%	0.31%	(0.16)%
Portfolio turnover rate	48%	(1)	71%	69%	104%	109%	78%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 8.45		$ 7.52	$ 5.74	$ 10.11	$ 8.41	$ 8.32		$ 7.40	$ 5.64	$ 9.95	$ 8.90	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)**	0.03		0.14	0.13	0.01	0.00	(0.01)		0.08	0.07	(0.05)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	1.20		0.90	1.70	(3.45)	1.70	1.20		0.89	1.69	(3.41)	1.85	1.06
Total income (loss) from investment operations	1.23		1.04	1.83	(3.44)	1.70	1.19		0.97	1.76	(3.46)	1.79	0.95
Less distributions:
Distributions from net investment income	(0.23)		(0.11)	(0.05)	(0.27)	0.00	(0.16)		(0.05)	0.00	(0.02)	(0.09)	(0.12)
Distributions from net realized gains	0.00		0.00	0.00	(0.36)	0.00	0.00		0.00	0.00	(0.36)	(0.65)	(0.88)
Distributions from paid in capital	0.00		0.00	0.00	(0.30)	0.00	0.00		0.00	0.00	(0.47)	0.00	0.00
Total distributions	(0.23)		(0.11)	(0.05)	(0.93)	0.00	(0.16)		(0.05)	0.00	(0.85)	(0.74)	(1.00)
Net asset value, end of period	$ 9.45		$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 9.35		$ 8.32	$ 7.40	$ 5.64	$ 9.95	$ 8.90

Total return +	14.87%		13.96%	32.09%	(37.32)%	20.21%	14.45%		13.14%	31.21%	(37.80)%	21.69%	11.09%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,032		$ 7,530	$ 2,498	$ 468	$ 732	$ 3,946		$ 3,471	$ 3,513	$ 3,642	$ 6,442	$ 3,401
Ratios of expenses to average net assets:
Before fee waivers^	1.94%		1.77%	2.11%	2.15%	2.12%	2.69%		2.52%	2.86%	2.90%	2.87%	3.10%
After fee waivers^	1.94%		1.77%	2.08%	2.15%	2.12%	2.69%		2.52%	2.83%	2.90%	2.87%	3.10%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.64%		1.74%	1.90%	0.16%	0.06%	(0.11)%		0.99%	1.15%	(0.59)%	(0.69)%	(1.16)%
After fee waivers^	0.64%		1.74%	1.93%	0.16%	0.06%	(0.11)%		0.99%	1.18%	(0.59)%	(0.69)%	(1.16)%
Portfolio turnover rate	48%	(1)	71%	69%	104%	109% (1)	48%	(1)	71%	69%	104%	109%	78%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 9.96		$ 8.70	$ 8.09	$ 13.30	$ 12.45	$ 11.95
Income (loss) from investment operations:
Net investment income **	0.03		0.06	0.07	0.10	0.16	0.09
Net realized and unrealized gain (loss)	1.71		1.25	0.62	(4.90)	1.47	1.34
Total income (loss) from investment operations	1.74		1.31	0.69	(4.80)	1.63	1.43
Less distributions:
Distributions from net investment income	(0.06)		(0.05)	(0.08)	(0.14)	(0.08)	(0.04)
Distributions from net realized gains	0.00		0.00	0.00	(0.27)	(0.70)	(0.89)
Total distributions	(0.06)		(0.05)	(0.08)	(0.41)	(0.78)	(0.93)
Net asset value, end of period	$ 11.64		$ 9.96	$ 8.70	$ 8.09	$ 13.30	$ 12.45

Total return +	17.56%		15.11%	8.72%	(37.14)%	13.67%	12.54%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 36,827		$ 31,436	$ 29,315	$ 32,126	$ 48,049	$ 32,609
Ratios of expenses to average net assets:
Before fee waivers	1.47%		1.40%	1.72%	1.85%	1.32%	1.55%
After fee waivers	1.47%		1.40%	1.69%	1.85%	1.32%	1.50%
Ratios of net investment income to
average net assets:
Before fee waivers	0.57%		0.61%	0.90%	0.71%	1.28%	0.73%
After fee waivers	0.57%		0.61%	0.93%	0.71%	1.28%	0.78%
Portfolio turnover rate	13%	(1)	23%	47%	21%	23%	22%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 9.95		$ 8.69	$ 8.06	$ 13.28	$ 12.18	$ 9.73		$ 8.53	$ 7.93	$ 13.04	$ 12.26	$ 11.85
Income (loss) from investment operations:
Net investment income (loss)**	0.02		0.01	0.05	0.07	0.11	(0.02)		(0.04)	(0.01)	(0.01)	0.04	(0.02)
Net realized and unrealized gain (loss)	1.71		1.28	0.63	(4.89)	0.99	1.67		1.24	0.61	(4.81)	1.44	1.32
Total income (loss) from investment operations	1.73		1.29	0.68	(4.82)	1.10	1.65		1.20	0.60	(4.82)	1.48	1.30
Less distributions:
Distributions from net investment income	(0.06)		(0.03)	(0.05)	(0.13)	0.00	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00	(0.27)	0.00	0.00		0.00	0.00	(0.27)	(0.70)	(0.89)
Total distributions	(0.06)		(0.03)	(0.05)	(0.40)	0.00	0.00		0.00	0.00	(0.29)	(0.70)	(0.89)
Net asset value, end of period	$ 11.62		$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 11.38		$ 9.73	$ 8.53	$ 7.93	$ 13.04	$ 12.26

Total return +	17.39%		14.82%	8.55%	(37.34)%	9.03%	16.96%		14.07%	7.57%	(37.74)%	12.52%	11.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,087		$ 3,844	$ 55	$ 90	$ 187	$ 6,684		$ 5,769	$ 4,953	$ 5,069	$ 8,785	$ 6,105
Ratios of expenses to average net assets:
Before fee waivers^	1.72%		1.65%	1.97%	2.10%	1.57%	2.47%		2.40%	2.72%	2.85%	2.32%	2.55%
After fee waivers^	1.72%		1.65%	1.94%	2.10%	1.57%	2.47%		2.40%	2.69%	2.85%	2.32%	2.50%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.34%		0.36%	0.65%	0.46%	1.03%	(0.43)%		(0.38)%	(0.10)%	(0.29)%	0.28%	(0.27)%
After fee waivers^	0.34%		0.36%	0.68%	0.46%	1.03%	(0.43)%		(0.38)%	(0.07)%	(0.29)%	0.28%	(0.22)%
Portfolio turnover rate	13%	(1)	23%	47%	21%	23% (1)	13%	(1)	23%	47%	21%	23%	22%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 12.84		$ 9.27	$ 9.14	$ 16.77	$ 21.73	$ 20.02
Income (loss) from investment operations:
Net investment income (loss)**	0.15		0.14	0.08	0.21	0.17	(0.05)
Net realized and unrealized gain (loss)	1.81		3.54	0.23	(6.68)	(0.88)	5.81
Total income (loss) from investment operations	1.96		3.68	0.31	(6.47)	(0.71)	5.76
Less distributions:
Distributions from net investment income	(0.16)		(0.11)	(0.18)	(0.19)	(0.01)	(0.13)
Distributions from net realized gains	0.00		0.00	0.00	(0.97)	(4.24)	(3.92)
Total distributions	(0.16)		(0.11)	(0.18)	(1.16)	(4.25)	(4.05)
Net asset value, end of period	$ 14.64		$ 12.84	$ 9.27	$ 9.14	$ 16.77	$ 21.73

Total return +	15.44%		39.91%	3.89%	(40.64)%	(4.20)%	34.45%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 11,767		$ 7,686	$ 5,542	$ 5,786	$ 10,683	$ 9,619
Ratios of expenses to average net assets:
Before fee waivers	1.56%		2.26%	3.05%	1.85%	1.73%	2.21%
After fee waivers	1.56%		2.26%	3.02%	1.81%	1.53%	2.15%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	2.27%		1.22%	1.05%	1.61%	0.75%	(0.30)%
After fee waivers	2.27%		1.22%	1.08%	1.65%	0.95%	(0.24)%
Portfolio turnover rate	47%	(1)	157%	221%	99%	90%	131%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 12.85		$ 9.27	$ 9.13	$ 16.75	$ 17.65	$ 12.49		$ 9.01	$ 8.82	$ 16.20	$ 21.31	$ 19.85
Income (loss) from investment operations:
Net investment income (loss)**	0.13		0.10	0.06	0.20	0.10	0.08		0.02	0.01	0.10	(0.01)	(0.23)
Net realized and unrealized gain (loss)	1.82		3.56	0.22	(6.69)	(1.00)	1.77		3.46	0.22	(6.47)	(0.85)	5.73
Total income (loss) from investment operations	1.95		3.66	0.28	(6.49)	(0.90)	1.85		3.48	0.23	(6.37)	(0.86)	5.50
Less distributions:
Distributions from net investment income	(0.13)		(0.08)	(0.14)	(0.16)	0.00	(0.04)		0.00	(0.04)	(0.04)	(0.01)	(0.12)
Distributions from net realized gains	0.00		0.00	0.00	(0.97)	0.00	0.00		0.00	0.00	(0.97)	(4.24)	(3.92)
Total distributions	(0.13)		(0.08)	(0.14)	(1.13)	0.00	(0.04)		0.00	(0.04)	(1.01)	(4.25)	(4.04)
Net asset value, end of period	$ 14.67		$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 14.30		$ 12.49	$ 9.01	$ 8.82	$ 16.20	$ 21.31

Total return +	15.32%		39.66%	3.64%	(40.86)%	(5.09)%	14.88%		38.62%	2.76%	(41.23)%	(5.15)%	33.15%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 68		$ 47	$ 20	$ 83	$ 186	$ 1,927		$ 1,310	$ 943	$ 1,276	$ 2,855	$ 2,069
Ratios of expenses to average net assets:
Before fee waivers^	1.81%		2.51%	3.30%	2.10%	1.98%	2.56%		3.26%	4.05%	2.85%	2.73%	3.21%
After fee waivers^	1.81%		2.51%	3.27%	2.06%	1.78%	2.56%		3.26%	4.02%	2.81%	2.53%	3.15%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	2.02%		0.97%	0.80%	1.36%	0.50%	1.27%		0.22%	0.05%	0.61%	(0.25)%	(1.30)%
After fee waivers^	2.02%		0.97%	0.83%	1.40%	0.70%	1.27%		0.22%	0.08%	0.65%	(0.05)%	(1.24)%
Portfolio turnover rate	47%	(1)	157%	221%	99%	90% (1)	47%	(1)	157%	221%	99%	90%	131%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 12.79		$ 11.12	$ 8.09	$ 16.40	$ 14.41	$ 13.39
Income (loss) from investment operations:
Net investment income (loss)**	0.02		0.08	0.05	0.18	0.01	(0.05)
Net realized and unrealized gain (loss)	1.47		1.80	3.09	(7.71)	2.99	2.99
Total income (loss) from investment operations	1.49		1.88	3.14	(7.53)	3.00	2.94
Less distributions:
Distributions from net investment income	(0.11)		(0.21)	(0.11)	(0.10)	(0.01)	0.00
Distributions from net realized gains	0.00		0.00	0.00	(0.68)	(1.00)	(1.92)
Total distributions	(0.11)		(0.21)	(0.11)	(0.78)	(1.01)	(1.92)
Net asset value, end of period	$ 14.17		$ 12.79	$ 11.12	$ 8.09	$ 16.40	$ 14.41

Total return +	11.73%		17.15%	39.44%	(47.93)%	21.70%	24.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 42,485		$ 36,546	$ 31,858	$ 31,369	$ 50,847	$ 26,436
Ratios of expenses to average net assets:
Before fee waivers	2.56%		2.53%	2.63%	1.80%	1.91%	2.19%
After fee waivers	2.56%		2.53%	2.60%	1.80%	1.91%	2.19%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.24%		0.67%	0.55%	1.45%	0.07%	(0.35)%
After fee waivers	0.24%		0.67%	0.58%	1.45%	0.07%	(0.35)%
Portfolio turnover rate	50%	(1)	118%	173%	149%	55%	62%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 12.79		$ 11.13	$ 8.05	$ 16.36	$ 14.62	$ 12.37		$ 10.78	$ 7.81	$ 15.90	$ 14.13	$ 13.28
Income (loss) from investment operations:
Net investment income (loss)**	0.04		0.04	0.03	0.13	(0.02)	(0.05)		(0.04)	(0.04)	0.05	(0.14)	(0.18)
Net realized and unrealized gain (loss)	1.43		1.82	3.10	(7.67)	1.76	1.43		1.75	3.01	(7.46)	2.92	2.95
Total income (loss) from investment operations	1.47		1.86	3.13	(7.54)	1.74	1.38		1.71	2.97	(7.41)	2.78	2.77
Less distributions:
Distributions from net investment income	(0.09)		(0.20)	(0.05)	(0.09)	0.00	0.00		(0.12)	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	0.00		0.00	0.00	(0.68)	0.00	0.00		0.00	0.00	(0.68)	(1.00)	(1.92)
Total distributions	(0.09)		(0.20)	(0.05)	(0.77)	0.00	0.00		(0.12)	0.00	(0.68)	(1.01)	(1.92)
Net asset value, end of period	$ 14.17		$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 13.75		$ 12.37	$ 10.78	$ 7.81	$ 15.90	$ 14.13

Total return +	11.64%		16.85%	39.17%	(48.04)%	11.90%	11.16%		16.00%	38.03%	(48.43)%	20.51%	22.99%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,546		$ 322	$ 57	$ 39	$ 182	$ 7,797		$ 7,036	$ 5,766	$ 4,975	$ 10,092	$ 5,721
Ratios of expenses to average net assets:
Before fee waivers^	2.81%		2.78%	2.88%	2.05%	2.16%	3.56%		3.53%	3.63%	2.80%	2.91%	3.19%
After fee waivers^	2.81%		2.78%	2.85%	2.05%	2.16%	3.56%		3.53%	3.60%	2.80%	2.91%	3.19%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.55%		0.42%	0.30%	1.20%	(0.18)%	(0.77)%		(0.33)%	(0.45)%	0.45%	(0.93)%	(1.35)%
After fee waivers^	0.55%		0.42%	0.33%	1.20%	(0.18)%	(0.77)%		(0.33)%	(0.42)%	0.45%	(0.93)%	(1.35)%
Portfolio turnover rate	50%	(1)	118%	173%	149%	55% (1)	50%	(1)	118%	173%	149%	55%	62%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010		2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 9.78		$ 7.94		$ 7.64	$ 12.27	$ 13.18	$ 12.00
Income (loss) from investment operations:
Net investment income (loss)**	0.02		0.03		0.08	0.08	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.80		1.90		0.32	(4.38)	1.34	1.98
Total income (loss) from investment operations	1.82		1.93		0.40	(4.30)	1.33	1.97
Less distributions:
Distributions from net investment income	(0.02)		(0.09)		(0.10)	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00		0.00	(0.33)	(2.24)	(0.79)
Total distributions	(0.02)		(0.09)		(0.10)	(0.33)	(2.24)	(0.79)
Net asset value, end of period	$ 11.58		$ 9.78		$ 7.94	$ 7.64	$ 12.27	$ 13.18

Total return +	18.62%		24.39%		5.54%	(35.85)%	10.75%	17.22%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,586		$ 14,378		$ 13,288	$ 17,630	$ 28,678	$ 18,776
Ratios of expenses to average net assets:
Before fee waivers	1.94%		2.08%		1.48%	1.89%	2.49%	2.05%
After fee waivers	1.94%		2.08%		1.45%	1.89%	2.34%	1.84%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.41%		0.37%		1.19%	0.84%	(0.20)%	(0.30)%
After fee waivers	0.41%		0.37%		1.22%	0.84%	(0.05)%	(0.08)%
Portfolio turnover rate	24%	(1)	41%		40%	52%	44%	127%

	Class A							Class C
	Six Months						Period	Six Months
	Ended		Year Ended				Ended	Ended		Year Ended
	April 30,		October 31,				October 31,	April 30,		October 31,
	2011		2010		2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$ 9.75		$ 7.92		$ 7.61	$ 12.25	$ 11.71	$ 9.40		$ 7.65	$ 7.32	$ 11.88	$ 12.94	$ 11.90
Income (loss) from investment operations:
Net investment income (loss)**	0.00		0.00	(a)	0.07	0.05	(0.03)	(0.03)		(0.06)	0.01	(0.03)	(0.13)	(0.14)
Net realized and unrealized gain (loss)	1.80		1.89		0.32	(4.36)	0.57	1.73		1.82	0.32	(4.20)	1.31	1.97
Total income (loss) from investment operations	1.80		1.89		0.39	(4.31)	0.54	1.70		1.76	0.33	(4.23)	1.18	1.83
Less distributions:
Distributions from net investment income	0.00		(0.06)		(0.08)	0.00	0.00	0.00		(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00		0.00	(0.33)	0.00	0.00		0.00	0.00	(0.33)	(2.24)	(0.79)
Total distributions	0.00		(0.06)		(0.08)	(0.33)	0.00	0.00		(0.01)	0.00	(0.33)	(2.24)	(0.79)
Net asset value, end of period	$ 11.55		$ 9.75		$ 7.92	$ 7.61	$ 12.25	$ 11.10		$ 9.40	$ 7.65	$ 7.32	$ 11.88	$ 12.94

Total return +	18.46%		24.01%		5.35%	(35.99)%	4.61%	18.09%		23.02%	4.51%	(36.45)%	9.64%	16.13%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 846		$ 154		$ 19	$ 30	$ 68	$ 2,736		$ 2,341	$ 2,012	$ 2,289	$ 5,059	$ 3,715
Ratios of expenses to average net assets:
Before fee waivers^	2.19%		2.33%		1.73%	2.14%	2.74%	2.94%		3.08%	2.48%	2.89%	3.49%	3.05%
After fee waivers^	2.19%		2.33%		1.70%	2.14%	2.59%	2.94%		3.08%	2.45%	2.89%	3.34%	2.84%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.08)%		0.12%		0.94%	0.59%	(0.45)%	(0.59)%		(0.64)%	0.19%	(0.16)%	(1.20)%	(1.30)%
After fee waivers^	(0.08)%		0.12%		0.97%	0.59%	(0.29)%	(0.59)%		(0.64)%	0.22%	(0.16)%	(1.05)%	(1.08)%
Portfolio turnover rate	24%	(1)	41%		40%	52%	44% (1)	24%	(1)	41%	40%	52%	44%	127%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010		2009	2008		2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 3.50		$ 3.12		$ 3.16	$ 5.54		$ 4.68	$ 4.97
Income (loss) from investment operations:
Net investment income (loss)**	0.01		0.01		0.01	(0.03)		0.01	(0.01)
Net realized and unrealized gain (loss)	0.37		0.37		(0.05)	(2.10)		0.98	0.20
Total income (loss) from investment operations	0.38		0.38		(0.04)	(2.13)		0.99	0.19
Less distributions:
Distributions from net investment income	0.00		0.00	(a)	0.00	0.00	(a)	0.00	0.00
Distributions from net realized gains	0.00		0.00		0.00	(0.25)		(0.13)	(0.48)
Total distributions	0.00		0.00		0.00	(0.25)		(0.13)	(0.48)
Net asset value, end of period	$ 3.88		$ 3.50		$ 3.12	$ 3.16		$ 5.54	$ 4.68

Total return +	10.91%		12.29%		(1.27)%	(40.18)%		21.56%	3.90%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 32,953		$ 31,774		$ 33,199	$ 44,811		$ 66,087	$ 36,325
Ratios of expenses to average net assets:
Before fee waivers^	1.18%		1.26%		1.04%	1.77%		1.39%	1.65%
After fee waivers^	1.18%		1.26%		1.01%	1.77%		1.24%	1.36%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.48%		0.18%		0.18%	(0.60)%		0.01%	(0.56)%
After fee waivers^	0.48%		0.18%		0.21%	(0.60)%		0.16%	(0.27)%
Portfolio turnover rate	35%	(1)	291%		258%	328%		232%	248%

	Class A								Class C
	Six Months							Period	Six Months
	Ended		Year Ended					Ended	Ended		Year Ended
	April 30,				October 31,			October 31,	April 30,		October 31,
	2011		2010		2009	2008		2007*	2011		2010	2009	2008		2007	2006
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$ 3.47		$ 3.09		$ 3.14	$ 5.54		$ 4.63	$ 3.30		$ 2.96	$ 3.04	$ 5.38		$ 4.59	$ 4.93
Income (loss) from investment operations:
Net investment income (loss)**	0.00		0.00		0.00	(0.04)		0.00	(0.01)		(0.03)	(0.02)	(0.07)		(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.37		0.38		(0.05)	(2.11)		0.91	0.35		0.37	(0.06)	(2.02)		0.96	0.20
Total income (loss) from investment operations	0.37		0.38		(0.05)	(2.15)		0.91	0.34		0.34	(0.08)	(2.09)		0.92	0.14
Less distributions:
Distributions from net investment income	0.00		0.00		0.00	0.00	(a)	0.00	0.00		0.00	0.00	0.00	(a)	0.00	0.00
Distributions from net realized gains	0.00		0.00		0.00	(0.25)		0.00	0.00		0.00	0.00	(0.25)		(0.13)	(0.48)
Total distributions	0.00		0.00		0.00	(0.25)		0.00	0.00		0.00	0.00	(0.25)		(0.13)	(0.48)
Net asset value, end of period	$ 3.84		$ 3.47		$ 3.09	$ 3.14		$ 5.54	$ 3.64		$ 3.30	$ 2.96	$ 3.04		$ 5.38	$ 4.59

Total return +	10.66%		12.30%		(1.59)%	(40.55)%		19.65%	10.30%		11.49%	(2.63)%	(40.65)%		20.44%	2.83%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 263		$ 195		$ 53	$ 31		$ 293	$ 4,990		$ 4,845	$ 5,106	$ 5,923		$ 11,394	$ 6,137
Ratios of expenses to average net assets:
Before fee waivers^	1.43%		1.51%		1.29%	2.02%		1.64%	2.18%		2.26%	2.04%	2.77%		2.39%	2.65%
After fee waivers^	1.43%		1.51%		1.26%	2.02%		1.49%	2.18%		2.26%	2.01%	2.77%		2.24%	2.36%
Ratios of net investment loss to
average net assets:
Before fee waivers^	0.23%		(0.07)%		(0.07)%	(0.85)%		(0.24)%	(0.52)%		(0.82)%	(0.82)%	(1.60)%		(0.99)%	(1.56)%
After fee waivers^	0.23%		(0.07)%		(0.04)%	(0.85)%		(0.09)%	(0.52)%		(0.82)%	(0.79)%	(1.60)%		(0.84)%	(1.27)%
Portfolio turnover rate	35%	(1)	291%		258%	328%		232% (1)	35%	(1)	291%	258%	328%		232%	248%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 13.67		$ 11.02	$ 9.34	$ 16.50	$ 13.62	$ 15.60
Income (loss) from investment operations:
Net investment loss**	(0.08)		(0.24)	(0.17)	(0.20)	(0.13)	(0.20)
Net realized and unrealized gain (loss)	4.26		2.89	1.85	(5.48)	3.44	1.45
Total income (loss) from investment operations	4.18		2.65	1.68	(5.68)	3.31	1.25
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00	(1.48)	(0.43)	(3.23)
Total distributions	0.00		0.00	0.00	(1.48)	(0.43)	(3.23)
Net asset value, end of period	$ 17.85		$ 13.67	$ 11.02	$ 9.34	$ 16.50	$ 13.62

Total return +	30.58%		24.05%	17.99%	(37.74)%	24.92%	8.42%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 16,179		$ 14,301	$ 14,217	$ 18,649	$ 31,562	$ 20,381
Ratios of expenses to average net assets:
Before fee waivers^	1.31%		2.22%	2.35%	2.03%	1.43%	1.82%
After fee waivers^	1.31%		2.22%	2.32%	2.03%	1.43%	1.82%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.99)%		(1.88)%	(1.82)%	(1.51)%	(0.86)%	(1.39)%
After fee waivers^	(0.99)%		(1.88)%	(1.79)%	(1.51)%	(0.86)%	(1.39)%
Portfolio turnover rate	130%	(1)	194%	214%	250%	214%	237%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 13.56		$ 10.96	$ 9.31	$ 16.49	$ 13.70	$ 12.82		$ 10.44	$ 8.94	$ 16.00	$ 13.34	$ 15.47
Income (loss) from investment operations:
Net investment loss**	(0.11)		(0.25)	(0.20)	(0.26)	(0.14)	(0.15)		(0.34)	(0.25)	(0.32)	(0.27)	(0.34)
Net realized and unrealized gain (loss)	4.23		2.85	1.85	(5.44)	2.93	3.98		2.72	1.75	(5.26)	3.36	1.44
Total income (loss) from investment operations	4.12		2.60	1.65	(5.70)	2.79	3.83		2.38	1.50	(5.58)	3.09	1.10
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00	(1.48)	0.00	0.00		0.00	0.00	(1.48)	(0.43)	(3.23)
Total distributions	0.00		0.00	0.00	(1.48)	0.00	0.00		0.00	0.00	(1.48)	(0.43)	(3.23)
Net asset value, end of period	$ 17.68		$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 16.65		$ 12.82	$ 10.44	$ 8.94	$ 16.00	$ 13.34

Total return +	30.38%		23.72%	17.72%	(37.89)%	20.36%	29.87%		22.80%	16.78%	(38.34)%	23.77%	7.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,219		$ 852	$ 149	$ 24	$ 207	$ 3,621		$ 3,291	$ 3,041	$ 3,192	$ 6,305	$ 3,899
Ratios of expenses to average net assets:
Before fee waivers^	1.56%		2.47%	2.60%	2.28%	1.68%	2.31%		3.22%	3.35%	3.03%	2.43%	2.82%
After fee waivers^	1.56%		2.47%	2.57%	2.28%	1.68%	2.31%		3.22%	3.32%	3.03%	2.43%	2.82%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.24)%		(2.13)%	(2.07)%	(1.76)%	(1.11)%	(1.99)%		(2.88)%	(2.82)%	(2.51)%	(1.86)%	(2.39)%
After fee waivers^	(1.24)%		(2.13)%	(2.04)%	(1.76)%	(1.11)%	(1.99)%		(2.88)%	(2.79)%	(2.51)%	(1.86)%	(2.39)%
Portfolio turnover rate	130%	(1)	194%	214%	250%	214% (1)	130%	(1)	194%	214%	250%	214%	237%

* Class A shares commenced operations on January 3, 2007.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 16.03		$ 13.41	$ 7.32	$ 24.83	$ 19.07	$ 17.03
Income (loss) from investment operations:
Net investment income (loss)**	(0.08)		(0.11)	(0.08)	0.03	(0.06)	0.00
Net realized and unrealized gain (loss)	1.12		3.01	6.28	(12.90)	9.31	5.17
Total income (loss) from investment operations	1.04		2.90	6.20	(12.87)	9.25	5.17
Less distributions:
Distributions from net investment income	0.00		(0.28)	0.00	(0.14)	(0.35)	(0.20)
Distributions from net realized gains	0.00		0.00	(0.11)	(4.50)	(3.14)	(2.93)
Total distributions	0.00		(0.28)	(0.11)	(4.64)	(3.49)	(3.13)
Net asset value, end of period	$ 17.07		$ 16.03	$ 13.41	$ 7.32	$ 24.83	$ 19.07

Total return +, #	6.48%		21.98%	86.15%	(62.85)%	55.66%	34.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 18,212		$ 13,592	$ 10,999	$ 9,466	$ 23,492	$ 14,320
Ratios of expenses to average net assets:
Before fee waivers	2.16%		2.24%	2.45%	1.70%	2.58%	2.37%
After fee waivers	2.16%		2.24%	2.42%	1.63%	2.28%	2.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.97)%		(0.80)%	(0.91)%	0.14%	(0.57)%	(0.11)%
After fee waivers	(0.97)%		(0.80)%	(0.88)%	0.21%	(0.27)%	(0.01)%
Portfolio turnover rate	59%	(1)	206%	63%	84%	92%	73%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended		Year Ended
	April 30,		October 31,			October 31,	April 30,		October 31,
	2011		2010	2009	2008	2007*	2011		2010	2009	2008	2007	2006
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 15.83		$ 13.28	$ 7.27	$ 24.79	$ 17.97	$ 15.56		$ 13.06	$ 7.20	$ 24.56	$ 18.95	$ 16.90
Income (loss) from investment operations:
Net investment loss**	(0.10)		(0.15)	(0.12)	(0.01)	(0.09)	(0.15)		(0.24)	(0.17)	(0.12)	(0.26)	(0.19)
Net realized and unrealized gain (loss)	1.11		2.98	6.24	(12.84)	6.91	1.09		2.91	6.14	(12.74)	9.24	5.17
Total income (loss) from investment operations	1.01		2.83	6.12	(12.85)	6.82	0.94		2.67	5.97	(12.86)	8.98	4.98
Less distributions:
Distributions from net investment income	0.00		(0.28)	0.00	(0.17)	0.00	0.00		(0.17)	0.00	0.00	(0.23)	0.00
Distributions from net realized gains	0.00		0.00	(0.11)	(4.50)	0.00	0.00		0.00	(0.11)	(4.50)	(3.14)	(2.93)
Total distributions	0.00		(0.28)	(0.11)	(4.67)	0.00	0.00		(0.17)	(0.11)	(4.50)	(3.37)	(2.93)
Net asset value, end of period	$ 16.84		$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 16.50		$ 15.56	$ 13.06	$ 7.20	$ 24.56	$ 18.95

Total return +, #	6.38%		21.62%	85.64%	(62.96)%	37.95%	6.04%		20.67%	84.37%	(63.22)%	54.16%	32.91%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,335		$ 2,664	$ 635	$ 86	$ 350	$ 3,283		$ 2,746	$ 2,169	$ 1,444	$ 4,318	$ 2,212
Ratios of expenses to average net assets:
Before fee waivers^	2.41%		2.49%	2.70%	1.95%	2.83%	3.16%		3.24%	3.45%	2.70%	3.58%	3.37%
After fee waivers^	2.41%		2.49%	2.67%	1.88%	2.53%	3.16%		3.24%	3.42%	2.63%	3.28%	3.27%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.27)%		(1.05)%	(1.16)%	(0.11)%	(0.82)%	(1.97)%		(1.80)%	(1.91)%	(0.86)%	(1.57)%	(1.11)%
After fee waivers^	(1.27)%		(1.05)%	(1.13)%	(0.04)%	(0.52)%	(1.97)%		(1.80)%	(1.88)%	(0.79)%	(1.27)%	(1.01)%
Portfolio turnover rate	59%	(1)	206%	63%	84%	92% (1)	59%	(1)	206%	63%	84%	92%	73%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2011

1.

ORGANIZATION

Each of the Dunham Funds (the “Funds”) is a series of shares of beneficial interest of the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust.  The Dunham Funds currently consist of twelve funds: Corporate/Government Bond Fund; High-Yield Bond Fund; Monthly Distribution Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund; Emerging Markets Stock Fund and Loss Averse Growth Fund.  The Monthly Distribution Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond High-Yield Bond Monthly Distribution	Current income and capital appreciation High level of current income Positive returns in rising and falling market environments
Loss Averse Growth	Capital appreciation
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Real Estate Stock	Total return from capital appreciation and dividends
International Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation and income
Large Cap Growth	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of High-Yield Bond, Monthly Distribution and Loss-Averse Growth, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution and Loss Averse Growth commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Growth commenced operations on April 30, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value market prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2011 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets *	Level 1	Level 2	Level 3	Total
Corporate Notes & Bonds	$ -	$ 32,768,390	$ -	$ 32,768,390
Mortgage Backed Securities	-	6,759,103	-	6,759,103
U.S. Government Agencies	-	34,815,564	-	34,815,564
Bank Loans	-	1,398,395	-	1,398,395
Preferred Stock	656,768	-	-	656,768
Short-Term Investments	1,647,593	-	-	1,647,593
Total	$ 2,304,361	$ 75,741,452	$ -	$ 78,045,813

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

High-Yield Bond

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 65,363,420	$ -	$ 65,363,420
Preferred Stock	2,987,542	-	-	2,987,542
Short-Term Investments	3,210,511	-	-	3,210,511
Total	$ 6,198,053	$ 65,363,420	$ -	$ 71,561,473

Monthly Distribution

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 98,693,289	$ -	$ -	$ 98,693,289
Exchange Traded Funds	1,128,207	-	-	1,128,207
Preferred Stocks	13,097,719	-		13,097,719
Corporate Bonds	-	3,470,552	-	3,470,552
Short-Term Investments	8,279,877	-	-	8,279,877
Purchased Put Options	187,636	-	-	187,636
Equity Swap	708,483	-	-	708,483
Total	$ 122,095,211	$ 3,470,552	$ -	$ 125,565,763
Liabilities
Written Call Options	3,482,452	-	-	3,482,452
Securities Sold Short	10,255,512	-	-	10,255,512
Forward Currency Contracts	369,505			369,505
Total	$ 14,107,469	$ -	$ -	$ 14,107,469

Loss Averse Growth

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,165,388	$ -	$ -	$ 6,165,388
Exchange Traded Funds	2,640,450	-	-	2,640,450
Total	$ 8,805,838	$ -	$ -	$ 8,805,838

Appreciation & Income

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 14,597,248	$ -	$ -	$ 14,597,248
Preferred Stock	2,348,070	-	-	2,348,070
Convertible Bonds	-	16,189,309	-	16,189,309
Short-Term Investments	14,119	-	-	14,119
Total	$ 16,959,437	$ 16,189,309	$ -	$ 33,148,746

Large Cap Value

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 46,968,944	$ -	$ -	$ 46,968,944
Short-Term Investments	463,419	-	-	463,419
Total	$ 47,432,363	$ -	$ -	$ 47,432,363

Real Estate Stock

Assets *	Level 1	Level 2	Level 3	Total
REITs	$ 12,607,256	$ -	$ -	$ 12,607,256
Exchange Traded Funds	540,676	-	-	540,676
Short-Term Investments	578,515	-	-	578,515
Total	$ 13,726,447	$ -	$ -	$ 13,726,447

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

International Stock

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 7,778,621	$ 42,910,421	$ -	$ 50,689,042
Short-Term Investments	260,759	-	-	260,759
Forward Currency Contracts	865,745		-	865,745
Total	8,905,125	42,910,421	-	51,815,546
Liabilities
Forward Currency Contracts	857,814	-	-	857,814
Total	$ 857,814	$ -	$ -	$ 857,814

Small Cap Value

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,767,280	$ -	$ -	$ 18,767,280
Short-Term Investments	417,484	$ -	$ -	417,484
Total	$ 19,184,764	$ -	$ -	$ 19,184,764

Large Cap Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 37,173,920	$ -	$ -	$ 37,173,920
Short-Term Investments	1,019,038	-	-	1,019,038
Total	$ 38,192,958	$ -	$ -	$ 38,192,958

Small Cap Growth

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 22,932,165	$ -	$ -	$ 22,932,165
Short-Term Investments	1,091,559	-		1,091,559
Total	$ 24,023,724	$ -	$ -	$ 24,023,724

Emerging Markets Stock

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 7,411,984	$ 12,930,562	$ -	$ 20,342,546
Preferred Stock	314,794	-	-	314,794
Rights	3	-	-	3
Warrants	1,221,844	-	-	1,221,844
Short-Term Investments	1,044,288	-	-	1,044,288
Total	9,992,913	12,930,562	-	22,923,475

*See Schedule of Investments for Industry classifications.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

foreign currency in the Statements of Operations.  For the six months ended April 30, 2011, International Stock and Monthly Distribution had $49,867 of net realized gains and $206,283 of net realized losses, respectively, on forward currency contracts.  At April 30, 2011, net unrealized gains (losses) on open forward currency contracts for International Stock and Monthly Distribution were $7,931 of net unrealized gain and $369,505 of net unrealized loss, respectively, on forward currency contracts.

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

For the six months ended April 30, 2011, Monthly Distribution had net realized losses of $1,655,704 resulting from option activity.

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund may enter into various swap transactions for investment purposes  to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the six months ended April 30, 2011, Monthly Distribution had $200,172 of realized gains resulting from swap activity.

The derivative instruments outstanding as of April 30, 2011 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

 interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

h. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2008 to 2010 and during the period ended April 30, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, High-Yield Bond, and Monthly Distribution, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

k. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond	0.80% – 1.40%	0.60%	0.20% - 0.80%
Monthly Distribution**	0.90% – 1.90%	0.65%	0.25% - 1.25%
Loss Averse Growth	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Real Estate Stock	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

          ** Prior to March 1, 2011, the Sub-Adviser’s Portion for Monthly Distribution was 0.00% - 1.00%.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Each Fund’s Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Large Cap Growth, which is in the initial year of its fulcrum fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2011.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum

Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	SCM Advisors LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Monthly Distribution**	Westchester Capital Management, Inc.	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Loss Averse Growth	PVG Asset Management Corp.	Index IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Real Estate Stock	Ten Asset Management, Inc.	Dow Jones Wilshire Real Estate Securities Index	0.40%	+/- 0.20%	0.00%	0.80%
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Large Cap Growth	Mar Vista Investment Partners	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc..	MSCI Emerging Markets Index U.S. Net Dividends	0.60%	+/- 0.30%	0.10%	1.10%

**Prior to March 1, 2011, the Monthly Distribution Base Fee was 0.50% with a Minimum Fee of 0.00% and a Maximum Fee of 1.00%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the six months ended April 30, 2011, GemCom received $20,205 for providing such services.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer – Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statements of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2011 were as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sale of U.S. Government Securities
Corporate/Government Bond	$45,990,677	$55,050,815	$50,813,137	$50,531,298
High-Yield Bond Monthly Distribution	26,545,992 184,516,760	29,235,258 154,738,660	- -	- -
Loss Averse Growth	19,324,451	16,889,834	-	-
Appreciation & Income	12,861,343	17,211,210	-	-
Large Cap Value	5,672,515	6,805,236	-	-
Real Estate Stock	7,472,655	4,929,203	-	-
International Stock	25,146,528	22,486,918	-	-
Small Cap Value	4,129,693	4,707,149	-	-
Large Cap Growth	12,328,401	14,730,328	-	-
Small Cap Growth	27,121,714	27,871,817	-	-
Emerging Markets Stock	13,284,929	11,066,876	-	-

Transactions in option contracts written for Monthly Distribution during the six months ended April 30, 2011 were as follows:

	Options Written
	Contracts	Premium
Outstanding at October 31, 2010	17,783	$ 2,775,760
Options purchased/written during period	71,289	10,057,017
Options exercised during period	(28,286)	(4,185,420)
Options expired during period	(7,356)	(457,826)
Options closed during period	(31,714)	(5,653,208)
Outstanding at April 30, 2011	21,716	$ 2,536,322

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for financial reporting purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2011, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation*
Corporate/Government Bond	$ 75,034,313	$ 3,105,033	$ (93,533)	$ 3,011,500
High-Yield Bond	65,608,679	6,035,615	(82,821)	5,952,794
Monthly Distribution	120,111,861	7,027,606	(2,282,187)	4,745,419
Loss Averse Growth	8,761,832	313,445	(269,439)	44,006
Appreciation & Income	26,961,818	6,265,938	(79,010)	6,186,928
Large Cap Value	34,380,320	14,902,660	(1,850,617)	13,052,043
Real Estate Stock	9,837,939	3,891,825	(3,317)	3,888,508
International Stock	41,484,194	11,049,108	(1,578,885)	9,470,223
Small Cap Value	13,936,316	5,319,644	(71,196)	5,248,448
Large Cap Growth	32,112,180	6,148,848	(68,070)	6,080,778
Small Cap Growth	19,247,496	4,967,390	(191,162)	4,776,228
Emerging Markets Stock	17,804,448	5,187,299	(68,272)	5,119,027
* Excludes Unrealized Appreciation on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

6.

FOREIGN CURRENCY CONTRACTS

At April 30, 2011 International Stock and Monthly Distribution had the following open forward currency contracts:

International Stock:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
Euro	5/2/2011	4,684	6,942	45
Euro	5/3/2011	3,401	5,041	2
British Pound	5/4/2011	9,453	15,783	123
British Pound	5/5/2011	24,602	41,076	115
Australian Dollar	6/15/2011	2,083,095	2,264,395	168,411
British Pound	6/15/2011	420,450	701,620	19,592
Canadian Dollar	6/15/2011	3,303,612	3,479,207	79,905
Danish Krona	6/15/2011	3,188,089	633,018	23,431
Euro	6/15/2011	4,011,756	5,938,865	363,315
Hong Kong Dollar	6/15/2011	12,863	1,656	3
Japanese Yen	6/15/2011	103,913,785	1,278,986	(8,496)
Norwegian Krona	6/15/2011	832,210	158,320	8,075
Singapore Dollar	6/15/2011	526,128	430,124	14,771
Swedish Krona	6/15/2011	4,708,486	778,862	39,161
Swiss Franc	6/15/2011	2,086,327	2,409,266	148,796
				$ 857,249

International Stock:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Sell:
Euro	5/2/2011	2,314	3,430	$ (22)
Hong Kong Dollar	5/3/2011	244,014	31,416	(7)
South Korean Won	5/6/2011	151,260	22,951	(137)
Japanese Yen	5/9/2011	10,475,223	128,913	(302)
Australian Dollar	6/15/2011	8,388	9,118	(356)
British Pound	6/15/2011	1,766,571	2,947,939	(104,558)
Canadian Dollar	6/15/2011	3,303,612	3,479,207	(141,536)
Danish Krona	6/15/2011	3,190,740	633,544	(38,714)
Euro	6/15/2011	4,024,334	5,957,485	(354,442)
Israeli New Shekel	6/15/2011	465	137	(7)
Japanese Yen	6/15/2011	103,913,786	1,278,987	(40,909)
Norwegian Krona	6/15/2011	943,389	179,470	(6,858)
Singapore Dollar	6/15/2011	526,128	430,124	(16,675)
Swedish Krona	6/15/2011	750,408	124,130	(8,417)
Swiss Franc	6/15/2011	1,760,157	2,032,609	(136,378)
				$ (849,318)

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Monthly Distribution:				Unrealized
Foreign Currency	Settlement Date	Local Currency	U.S. Dollar Market Value	Appreciation (Depreciation)
To Buy:
British Pound	8/25/2011	199,385	332,380	$ 9,365

To Sell:

Australian Dollar	7/25/2011	1,212,768	1,311,774	(51,530)
British Pound	8/25/2011	1,693,113	2,822,438	(73,955)
Euro	9/7/2011	4,309,819	6,360,170	(242,536)
Swiss Franc	10/25/11	1,095,254	1,265,345	(10,849)

				$ (369,505)

7.

SHARES OF BENEFICIAL INTEREST

At April 30, 2011, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six-month period ending April 30, 2011 and the year ending October 31, 2010:

Six Months Ended April 30, 2011:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	542,618	254,643	(1,326,022)	(528,761)	7,333	1,320	(4,542)	4,111
High-Yield Bond	817,248	179,812	(1,484,580)	(487,520)	195,044	16,950	(124,244)	87,750
Monthly Distribution	699,601	17,991	(119,035)	598,557	544,527	9,547	(174,749)	379,325
Loss Averse Growth	89,748	707	(122,715)	(32,260)	96,427	5,243	(38,414)	63,256
Appreciation & Income	197,139	74,449	(477,536)	(205,948)	692,064	23,334	(1,074,028)	(358,630)
Large Cap Value	387,147	18,205	(396,498)	8,854	48,685	1947	(85,242)	(34,610)
Real Estate Stock	315,743	8,042	(118,255)	205,530	1,161	35	(172)	1,024
International Stock	401,608	23,588	(283,647)	141,549	86,991	113	(3,209)	83,895
Small Cap Value	104,565	2,565	(231,416)	(124,286)	59,976	-	(2,581)	57,395
Large Cap Growth	683,436	3,931	(1,269,945)	(582,578)	61,411	-	(49,106)	12,305
Small Cap Growth	82,789	-	(221,985)	(139,196)	188,430	-	(12,606)	175,824
Emerging Markets Stock	293,140	-	(74,505)	218,635	23,942	-	(112,900)	(88,958)

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	78,407	35,234	(220,730)	(107,089)
High-Yield Bond	220,590	27,074	(157,032)	90,632
Monthly Distribution	229,176	10,863	(102,440)	137,599
Loss Averse Growth	86,547	218	(9,941)	76,824
Appreciation & Income	77,732	7,412	(80,119)	5,025
Large Cap Value	63,466	-	(68,919)	(5,453)
Real Estate Stock	37,161	351	(7,608)	29,904
International Stock	66,941	-	(68,648)	(1,707)
Small Cap Value	27,736	-	(30,217)	(2,481)
Large Cap Growth	176,418	-	(274,282)	(97,864)
Small Cap Growth	27,924	-	(67,102)	(39,178)
Emerging Markets Stock	46,452	-	(23,881)	22,571

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Year Ended October 31, 2010:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,761,663	207,893	(1,322,789)	646,767	81,339	1,223	(62,738)	19,824
High-Yield Bond	1,908,925	410,451	(2,044,639)	274,737	226,159	34,251	(254,542)	5,868
Monthly Distribution	666,169	21,674	(125,567)	562,276	105,473	13,269	(181,396)	(62,654)
Loss Averse Growth	464,132	-	(41,203)	422,929	623,485	-	(11,113)	612,372
Appreciation & Income	1,041,839	39,271	(1,005,857)	75,253	747,270	3,989	(192,506)	558,753
Large Cap Value	637,397	17,556	(869,884)	(214,931)	417,246	18	(37,315)	379,949
Real Estate Stock	275,408	5,731	(280,590)	549	2,125	16	(683)	1,458
International Stock	671,079	50,542	(729,993)	(8,372)	22,762	87	(2,826)	20,023
Small Cap Value	262,969	15,892	(481,046)	(202,185)	13,347	18	-	13,365
Large Cap Growth	2,043,674	9,874	(3,627,828)	(1,574,280)	41,900	-	(2,958)	38,942
Small Cap Growth	133,932	-	(377,655)	(243,723)	50,466	-	(1,303)	49,163
Emerging Markets Stock	356,393	16,204	(344,696)	27,901	222,587	1,793	(103,986)	120,394

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	159,363	31,768	(275,771)	(84,640)
High-Yield Bond	266,656	57,368	(226,875)	97,149
Monthly Distribution	196,697	18,104	(198,984)	15,817
Loss Averse Growth	15,790	-	-	15,790
Appreciation & Income	44,936	2,978	(105,304)	(57,390)
Large Cap Value	105,230	-	(92,725)	12,505
Real Estate Stock	27,331	-	(26,997)	334
International Stock	97,727	5,765	(69,611)	33,881
Small Cap Value	37,071	310	(51,380)	(13,999)
Large Cap Growth	192,144	-	(446,067)	(253,923)
Small Cap Growth	31,133	-	(65,698)	(34,565)
Emerging Markets Stock	40,623	2,132	(32,487)	10,268

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2010, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses, were identified and reclassified among the components of the following Funds’ net assets as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Corporate/Government Bond	$ -	$ 171,630	$ (171,630)
Monthly Distribution	-	(170,062)	170,062
Loss Averse Growth	-	80,998	(80,998)
Appreciation & Income	(1,859)	342,711	(340,852)
International Stock	-	357,696	(357,696)
Small Cap Value	(4,368)	4,368	-
Small Cap Growth	(372,394)	372,086	308
Emerging Markets Stock	(69,698)	422,970	(353,272)

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year Ended October 31, 2010				Year Ended October 31, 2009
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 3,527,777	$ -	$ -	$ 3,527,777	$2,923,655	$ -	$ -	$ 2,923,655
High-Yield Bond	5,286,245	-	-	5,286,245	4,551,725	-	-	4,551,725
Monthly Distribution	2,221,849	-	-	2,221,849	2,043,917	-	1,657,483	3,701,400
Loss Averse Growth	-	-	-	-	-	-	-	-
Appreciation & Income	375,498	-	-	375,498	333,130	-	-	333,130
Large Cap Value	164,866	-	-	164,866	322,290	-	-	322,290
Real Estate Stock	61,575	-	-	61,575	116,640	-	-	116,640
International Stock	651,479	-	-	651,479	418,699	-	-	418,699
Small Cap Value	140,604	-	-	140,604	229,518	-	-	229,518
Large Cap Growth	33,521	-	-	33,521	-	-	-	-
Small Cap Growth	-	-	-	-	-	-	-	-
Emerging Markets Stock	277,140	-	-	277,140	-	158,183	-	158,183

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Corporate/Government Bond	$ 1,736,171	$ 874,176	$ -	$ 4,872,094	$ 7,482,441
High-Yield Bond	48,286	-	(10,651,601)	6,178,608	(4,424,707)
Monthly Distribution	-	-	(26,460,610)	1,367,222	(25,093,388)
Loss Averse Growth	95,729	-	-	62,831	158,560
Appreciation & Income	684,209	-	(5,791,260)	4,071,157	(1,035,894)
Large Cap Value	149,423	-	(10,027,259)	6,627,954	(3,249,882)
Real Estate Stock	83,456	-	(2,915,335)	2,227,726	(604,153)
International Stock	291,890	-	(13,049,017)	6,713,066	(6,044,061)
Small Cap Value	-	-	(7,507,703)	2,383,870	(5,123,833)
Large Cap Growth	15,109	-	(22,005,039)	3,249,586	(18,740,344)
Small Cap Growth	-	-	(3,153,616)	2,922,928	(230,688)
Emerging Markets Stock	-	-	(3,386,809)	3,956,682	569,873

At October 31, 2010, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

April 30, 2011

Fund	2015	2016	2017	Total
Corporate/Government Bond	$ -	$ -	$ -	$ -
High-Yield Bond	-	4,771,139	5,880,462	10,651,601
Monthly Distribution*	20,230,764	-	6,229,846	26,460,610
Loss Averse Growth	-	-	-	-
Appreciation & Income	-	2,350,668	3,440,592	5,791,260
Large Cap Value	-	4,060,902	5,966,357	10,027,259
Real Estate Stock	-	832,784	2,082,551	2,915,335
International Stock	-	4,065,863	8,983,154	13,049,017
Small Cap Value	-	770,178	6,737,525	7,507,703
Large Cap Growth	-	7,504,257	14,500,782	22,005,039
Small Cap Growth	-	-	3,153,616	3,153,616
Emerging Markets Stock	-	-	3,386,809	3,386,809
* For Monthly Distribution, $8,245,812, $7,301,706 and $4,683,246 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the five years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

Effective June 2, 2011 SCM Advisors LLC, Sub-Adviser to Corporate/Government Bond Fund, changed its name to Newfleet Asset Management LLC.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 7, 2010, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the investment advisory agreement (“Investment Advisory Agreement”)  and sub-advisory agreements (the “Sub-Advisory Agreements”)  among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser” or “DAIC”) and the following Sub-Advisers (each a "Sub-Adviser, collectively, the "Sub-Advisers") for the indicated series of the Trust: (i) International Stock with Arrowstreet Capital, LLP; (ii) Appreciation & Income with Calamos Advisors LLC; (iii) Large Cap Value with C.S. McKee, LP; (iv) Small Cap Value with Denver Investment Advisors, LLC; (v) High-Yield Bond with PENN Capital Management, Inc.; (vi) Small Cap Growth with Pier Capital, LLC; (viii) Corporate/Government Bond with SCM Advisors LLC, (viii) Real Estate Stock with Ten Asset Management, Inc.; and Monthly Distribution with Westchester Capital Management, Inc.(each a "Fund", collectively the "Funds").

The Board deliberations included a consideration of the following:

Trustees reviewed information related to the proposed renewal of the advisory agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.

As to the nature, extent and quality of services to be provided, the Board reviewed a copy of the Adviser’s Form ADV and discussed the qualifications of DAIC’s key personnel, the experience of DAIC managing mutual funds, its compliance infrastructure and policies. The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser in the Board materials. The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by DAIC.

As to the investment performance of each Fund, the Trustees reviewed and discussed the performance of each Fund.  They concluded that the Adviser, through its Sub-Advisers, had provided an acceptable level of investment return to shareholders.

As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds.  The Trustees also discussed the underwriting and 12b-1 fees paid to DAIC.  It was the consensus of the Board that, based on the Adviser’s expertise, the fees charged by the Adviser to its Sub-Advisers were reasonable.

The Trustees next reviewed an analysis of profitability provided by the Adviser.  The Trustees concluded that, although the advisory fees paid to DAIC may be on the high end for some Funds, based on other services provided and the performance of the Funds, the fees were reasonable and that DAIC's profits from its relationship with the Funds were not excessive.

As to the extent to which each Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of each Fund, Mr. Dunham’s expectations for growth of the Funds, and concluded that any material economies of scale would not be achieved in the near term.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Advisory Agreement are fair and reasonable; (b) the renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders; and (c) that the advisory fees were and are for services different than those provided by any Funds’ Sub-Advisers and not duplicative.

The Trustees then reviewed information received related to the Sub-Advisory Agreements, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices: (b) each Sub-Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.

As to the investment performance of each Sub-Adviser, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares) compared to broad-based securities market indices, over the past one-year, three-year and since-inception periods.  They also reviewed the performance for each Fund.  Overall, the Board concluded that the performance of each Fund ranged from acceptable to very good relative to its Index.

 As to the nature, quality and extent of the services provided by the Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and industry credentials.  Where applicable, the Board discussed the results of recent SEC examinations and the Sub-Advisers’ response to the SEC, and the Board was satisfied with each response.  The Board also discussed litigation matters disclosed in the materials provided.  The Board then discussed the financial condition of each Sub-Adviser and reviewed financial statements provided by some of the Sub-Advisers describing their investment process.  The Board also discussed each Sub-Adviser’s compliance structure and broker selection process.  It was the consensus of the Trustees that each Sub-Adviser continues to have adequate experience and expertise to manage the Fund for which it acts as Sub-Adviser in a manner acceptable to the Board.

As to the cost of the services to be provided an the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each when the performance of each Fund is equal to that of the broad-based securities market indices selected for each Fund.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to other accounts. The Board also compared each Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the sub-advisory fees where within a reasonable range, particularly in light of the relatively small size of each Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board then considered the potential fee adjustments to be made to the Funds’ Base Fee based on performance.  The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant broad-based securities market index.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to Sub-Adviser’s skill or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Funds’ sub-advisory fee was acceptable in light of the quality of services each Fund has received and continues to expect to receive from its Sub-Adviser and the level of fees paid by other accounts managed by each Sub-Adviser.

As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Fund's current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable broad-based securities market index.  The Sub-Advisers will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed financial statements and profitability analysis of the Sub-Advisers that provided this information.  The Board noted all but Arrowstreet provided profitability analysis.   The Board concluded that they were not overly concerned that Arrowstreet did not provide a profitability analysis because the fee being charged by this Sub-Adviser is reasonable, and they do not see how, based on the current size of the Fund, excess profitability could be an issue at this point. The Board noted that the fees charged by several Sub-Advisers were lower than those firm's standard fees and, therefore, the Fund is likely to be less profitable relationship than other clients.  With respect to those Sub-Advisers who provided financial and profitability analysis, the Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and that the Sub-Advisers would not reap excessive profits from relationships with the Funds.  The Board agreed that profitability did not appear to be excessive.

As to economies of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Sub-Adviser could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreements.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreements are fair and reasonable and that renewal of the Sub-Advisory Agreements was in the best interest of each Fund and its shareholders.  They further concluded that, with respect to each Sub-Advisory Agreement, the Sub-Adviser’s fees, although several on the high side, are reasonable in light of the services that it provides to each Fund, and the Index selected for performance measurement was appropriate and none of the Sub-Adviser’s profits were excessive.  It also was noted that no Fund’s assets were anticipated to be substantial enough to generate economies of scale or result in excess profitability to a Sub-Adviser.  They concluded that the performance of each Fund was acceptable.

Approval of New Sub-Advisory Agreement for Monthly Distribution

Counsel to the Trust (“Counsel”) discussed with the Board a planned change in control of Westchester Capital Management, Inc. (“Westchester Capital”), the Sub-Adviser to the Monthly Distribution Fund.  Counsel stated that a change of control is when there is a change in ownership of 25% or more of the voting securities of a company.  Counsel then reported that Westchester Capital Management, LLC (“Westchester Capital LLC”) will acquire substantially all of the business and assets of Westchester Capital Management, Inc., the Monthly Distribution Fund's investment sub-adviser, and that a significant amount of the membership interests in Westchester Capital will be changing, effective December 31, 2010.  Counsel advised that the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment".  Counsel stated that as the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement with Westchester Capital could be deemed to automatically terminate on December 31, 2010, when Westchester Capital’s ownership interests are expected to change.

Counsel advised the Board that when there is a change of control involving a sub-adviser to the Funds, the sub-adviser must notify the Adviser and under the conditions of an exemptive order from the SEC (“Order”) that the Trust received, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.  Counsel recommended that the Board elect to treat that day’s renewal of the Sub-Advisory Agreement (“Prior Sub-Advisory Agreement”) as an approval of a new Sub-Advisory Agreement (“New Sub-Advisory Agreement”) for the Monthly Distribution Fund.  After further discussion the Board agreed to approve the renewal as a New Sub-Advisory Agreement under the presumption that the Prior Sub-Advisory Agreement with Westchester Capital would automatically terminate on December 31, 2010.  The Board noted that the Prior Sub-Advisory Agreement will remain in effective until the New-Sub-Advisory Agreement takes effect on December 31, 2010.  The Board then discussed proposed changes to the Base Fee and fulcrum fee to be charged under the New Sub-Advisory Agreement and it was the consensus of the Board to hold a special meeting in the first quarter of 2011 to approve a new fee schedule for the Monthly Distribution Fund, to be effective March 1, 2011.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Counsel then reiterated the Trustees' responsibility to a fund and its shareholders, noting the Board must apply its business judgment to determine whether the overall terms of the investment sub-advisory contract are reasonable business arrangements and in the best interests of the fund and its shareholders.  Upon due consideration, the Board determined that:

With respect to performance, overall, the Board concluded that the performance of the Monthly Distribution Fund was very good relative to its benchmark, the IndexIQ IQ Hedge Market Neutral Beta Index (the “Index”), as well as relative to its peer group of mutual funds (those with less than $100 million and classified as Long/Short in the Morningstar database).  The Monthly Distribution Fund's one-year return (for Class N shares) was 10.65%, while the peer group one-year return was 4.31% and the Index one-year return was 3.24%.  The Board also noted that the Monthly Distribution Fund's three-month return compared favorably to the peer group and the Index.  The Board concluded that Westchester Capital's past performance was acceptable and that performance should be monitored closely to assure that the reorganization of Westchester Capital does not distract the organization to the detriment of future performance.

As to the nature, quality and extent of the services provided by Westchester Capital, the Board noted the experience of the portfolio management and research personnel of Westchester Capital LLC, including their experience in the investment field, education and industry credentials.  In addition, the Trustees reviewed Westchester Capital's Form ADV which described the operations and policies of the firm.  The Trustees also reviewed a description of the structure of Westchester Capital, noting that the two portfolio managers of the Monthly Distribution Fund will be the indirect majority owners of Westchester Capital, LLC (effective December 31, 2010) and are thus strongly incented to assure Westchester Capital, LLC continues to provide high-quality services to the Monthly Distribution Fund.  The Trustees noted that while Westchester Capital does not have the number of employees that other advisers may possess, Westchester Capital is able to devote significant time to the Monthly Distribution Fund because it manages only a few other accounts.  Therefore, the Trustees concluded that the reorganized Westchester Capital will be adequately staffed relative to its responsibilities and obligations to the Monthly Distribution Fund.  They also observed that Westchester Capital's operational and compliance processes are well designed and give the Trustees confidence that the Monthly Distribution Fund will be managed in conformity with its investment objective and restrictions.  Officers of Westchester Capital certified to the Board that its access persons had complied with the Trust's Code of Ethics.  The Trustees concluded that Westchester Capital has provided high quality advisory services to the Monthly Distribution Fund and that the nature and extent of services provided by Westchester Capital were reasonable and consistent with the Board's expectations and expected to remain so.  Even though Mr. Green, one of the Monthly Distribution Fund's prior portfolio managers will have retired as of December 31, 2010, the Board concluded that the remaining two portfolio managers possess sufficient expertise and experience to continue to provide the same level of services to the Monthly Distribution Fund.

As to the cost of the services provided and the profits realized by Westchester Capital and to be realized by Westchester Capital, LLC, the Board considered the Base Fee to be paid to Westchester Capital, LLC when the performance of the Monthly Distribution Fund was equal to that of the Index.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) to be charged by Westchester Capital LLC as successor to Westchester Capital Inc. to other accounts noting the Westchester Capital charges 1.00% to 1.25% to other accounts and that one account also has a performance-based fees of 20% of returns over a threshold level.  The Trustees concluded the Monthly Distribution Fund's sub-advisory fees were lower than those charged other clients, albeit not purely comparable because of the mixture of base and performance fees.  The Board also compared the Monthly Distribution Fund's expected sub-advisory fees and total expense ratio under the New Sub-Advisory Agreement with those of a peer group of Long/Short funds and concluded that the expected sub-advisory fees, while above average, where within a reasonable range.

The Board then considered the potential fee adjustments to be made to the Monthly Distribution Fund's Base Fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Monthly Distribution Fund from inception of the contract to date, and the comparative performance of the Monthly Distribution Fund (based on Class N shares) to the Index from inception of the Prior Sub-Advisory Agreement to date.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Prior Sub-Advisory Agreement and in the New Sub-Advisory Agreement would ensure that any significant fee adjustments were attributable to the Westchester Capital's Sub-Adviser's investment skill, rather than to random fluctuations.  Because Westchester Capital, LLC will be charging the Monthly Distribution Fund less than a peer group of its clients and because performance has been significantly above average (6.34% above the Monthly Distribution Fund's peer group and 7.41% above the Monthly Distribution Fund's Index), it was the consensus of the Board that Westchester Capital, LLC's  fee was reasonable and that retaining Westchester Capital, LLC is in the Monthly Distribution Fund's best interests because it would be difficult and probably more costly to replace the sub-adviser.  After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Monthly Distribution Fund's sub-advisory fee was acceptable in light of the quality of services the Monthly Distribution Fund has received from Westchester Capital, Inc. and continues to expect to receive from Westchester Capital, LLC.

As to profitability, the Trustees discussed the total fees expected to be paid to Westchester Capital LLC based on the Monthly Distribution Fund's current assets, and noted that payments above the Fulcrum Fee will be dependant on the performance relative to the Monthly Distribution Fund's Index.  Westchester Capital, LLC will receive no other compensation from the Monthly Distribution Fund or the Adviser except the sub-advisory fees earned pursuant to the New Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by Westchester Capital, LLC, the Trustees reviewed Westchester Capital Inc.'s financial statements for the past three years.  Especially in light of the alignment of interests between Westchester Capital, LLC and shareholders created by the performance-based Fulcrum Fee arrangement, the Trustees concluded that the fee arrangement is reasonable and that Westchester Capital, LLC would not reap excessive profits from its relationship with the Monthly Distribution Fund, based on certain assumptions regarding asset levels.  They agreed that Westchester Capital, LLC’s relationship with the Fund is expected to be profitable, but not excessively so.

Economies of Scale.  As to economies of scale, the Trustees noted that the New Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Westchester Capital LLC to share its economies of scale with the Monthly Distribution Fund and its shareholders if there is a substantial growth in assets, however, the Trustees recognized that the Monthly Distribution Fund had not yet reached an asset level where Westchester Capital LLC could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, but may be revisited as the Monthly Distribution Fund grows.

ADDITIONAL INFORMATION (Unaudited) (Continued)

During the Board's deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement.  As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and voted to approve the New Sub-Advisory Agreement for the Monthly Distribution Fund to be effective as of December 31, 2010.

At a Special Meeting of the Board of Trustees of the Trust held on February 22, 2011, the Board, including the Independent Trustees, considered approving an increase in the sub-adviser fees for the Monthly Distribution Fund as set forth on a proposed New Fee Schedule to the Sub-Advisory Agreement with Westchester Capital, LLC.  The Board reviewed comparative fee data of a peer group of similar funds.  The Trustees concluded that the increase in the base (or fulcrum) fee to 0.75% from 0.50% was reasonable in light of the strategies used by Westchester Capital, LLC and the strong performance of Westchester Capital, LLC and agreed that the base fee breakpoints discussed at the meeting were a benefit to the Monthly Distribution Fund's shareholders.  The Trustees discussed the performance adjustment of 0.01% for each 2.5 bps of outperformance or underperformance, the volatility of the Index and concluded that the performance fee methods and increments were reasonable, particularly in light of the breakpoints. After further discussion, the Trustees unanimously voted to approve then New Fee Schedule for the Monthly Distribution Fund.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period**	Ending Account Value 4/30/11	Expenses Paid During Period**
Class N:
Corporate/Government Bond Fund	1.32%	$1,000.00	$1,010.00	$ 6.58	$1,018.25	$ 6.61
High-Yield Bond Fund	1.34%	$1,000.00	$1,060.50	$ 6.85	$1,018.15	$ 6.71
Monthly Distribution Fund	2.30%	$1,000.00	$1,047.20	$11.67	$1,013.39	$11.48
Appreciation & Income Fund	1.69%	$1,000.00	$1,150.90	$ 9.01	$1,016.41	$ 8.45
Large Cap Value Fund	1.47%	$1,000.00	$1,175.60	$ 7.93	$1,017.50	$ 7.35
Real Estate Stock Fund	1.56%	$1,000.00	$1,154.40	$ 8.33	$1,017.06	$ 7.80
International Stock Fund	2.56%	$1,000.00	$1,117.30	$13.44	$1,012.10	$12.77
Small Cap Value Fund	1.94%	$1,000.00	$1,186.20	$10.52	$1,015.17	$ 9.69
Large Cap Growth Fund	1.18%	$1,000.00	$1,109.10	$ 6.17	$1,018.94	$ 5.91
Small Cap Growth Fund	1.31%	$1,000.00	$1,305.80	$ 7.49	$1,018.30	$ 6.56
Emerging Markets Stock Fund	2.16%	$1,000.00	$1,063.50	$11.05	$1,014.08	$10.79
Loss Averse Growth Fund	1.80%	$1,000.00	$1,009.00	$ 8.97	$1,015.87	$ 9.00
Class A:
Corporate/Government Bond Fund	1.57%	$1,000.00	$1,008.50	$ 7.82	$1,017.01	$ 7.85
High-Yield Bond Fund	1.59%	$1,000.00	$1,058.80	$ 8.12	$1,016.91	$ 7.95
Monthly Distribution Fund	2.55%	$1,000.00	$1,046.00	$12.94	$1,012.15	$12.72
Appreciation & Income Fund	1.94%	$1,000.00	$1,148.70	$10.34	$1,015.17	$ 9.69
Large Cap Value Fund	1.72%	$1,000.00	$1,173.90	$ 9.27	$1,016.27	$ 8.60
Real Estate Stock Fund	1.81%	$1,000.00	$1,153.20	$ 9.66	$1,015.82	$ 9.05
International Stock Fund	2.81%	$1,000.00	$1,116.40	$14.75	$1,010.86	$14.01
Small Cap Value Fund	2.19%	$1,000.00	$1,184.60	$11.86	$1,013.93	$10.94
Large Cap Growth Fund	1.43%	$1,000.00	$1,106.60	$ 7.47	$1,017.70	$ 7.15
Small Cap Growth Fund	1.56%	$1,000.00	$1,303.80	$ 8.91	$1,017.06	$ 7.80
Emerging Markets Stock Fund	2.41%	$1,000.00	$1,062.50	$12.32	$1,012.84	$12.03
Loss Averse Growth Fund	2.05%	$1,000.00	$1,008.00	$10.21	$1,014.63	$10.24

YOUR FUND’S EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period**	Ending Account Value 4/30/11	Expenses Paid During Period**
Class C:
Corporate/Government Bond Fund	2.06%	$1,000.00	$1,006.30	$10.25	$1,014.58	$10.29
High-Yield Bond Fund	2.09%	$1,000.00	$1,057.30	$10.66	$1,014.43	$10.44
Monthly Distribution Fund	3.30%	$1,000.00	$1,041.80	$16.71	$1,008.43	$16.43
Appreciation & Income Fund	2.69%	$1,000.00	$1,144.50	$14.30	$1,011.46	$13.42
Large Cap Value Fund	2.47%	$1,000.00	$1,169.60	$13.29	$1,012.55	$12.33
Real Estate Stock Fund	2.56%	$1,000.00	$1,148.80	$13.64	$1,012.10	$12.77
International Stock Fund	3.56%	$1,000.00	$1,111.60	$18.64	$1,007.14	$17.72
Small Cap Value Fund	2.94%	$1,000.00	$1,180.90	$15.90	$1,010.22	$14.65
Large Cap Growth Fund	2.18%	$1,000.00	$1,103.00	$11.37	$1,013.98	$10.89
Small Cap Growth Fund	2.31%	$1,000.00	$1,298.70	$13.17	$1,013.34	$11.53
Emerging Markets Stock Fund	3.16%	$1,000.00	$1,058.40	$16.13	$1,009.12	$15.74
Loss Averse Growth Fund	2.80%	$1,000.00	$1,004.00	$13.91	$1,010.91	$13.96

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2011).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not required for semi-annual reports.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

    /s/Jeffrey Dunham

    Jeffrey Dunham, President

Date

7/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date

 7/8/11

By (Signature and Title)

      /s/Denise Iverson

      Denise Iverson, Treasurer

Date

 7/8/11